STAG ACCUMULATOR II VARIABLE UNIVERSAL LIFE

SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

TELEPHONE: (800) 231-5423

PROSPECTUS DATED MAY 1, 2006

                                                           [THE HARTFORD LOGO]

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This Prospectus describes information you should know before you purchase Stag
Accumulator II Variable Universal LIfe insurance policy (policy). Please read it carefully before you purchase your variable life insurance policy. Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy. Some policy features may not be available in some states.

Stag Accumulator II Variable Universal Life is a contract between you and Hartford Life Insurance Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a flexible premium variable life insurance policy. It is:

X Flexible premium, because you may add payments to your policy after the first payment.

X Variable, because the value of your life insurance policy will fluctuate with the performance of the investment options you select and the Fixed Account.

The following Sub-Accounts are available under the policy:

A I M VARIABLE INSURANCE FUNDS

  AIM V.I. Capital Appreciation Fund (Series I)
  AIM V.I. Capital Development Fund (Series I)
  AIM V.I. Mid Cap Core Equity Fund (Series I)
  AIM V.I. Small Cap Equity Fund (Series I)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

  AllianceBernstein VP International Value Portfolio (Class B)
  AllianceBernstein VP Small/Mid Cap Value Portfolio (Class B)

AMERICAN FUNDS INSURANCE SERIES

  American Funds Asset Allocation Fund (Class 2)
  American Funds Blue Chip Income and Growth Fund (Class 2)
  American Funds Bond Fund (Class 2)
  American Funds Global Growth Fund (Class 2)
  American Funds Global Small Capitalization Fund (Class 2)
  American Funds Growth Fund (Class 2)
  American Funds Growth-Income Fund (Class 2)
  American Funds International Fund (Class 2)
  American Funds New World Fund (Class 2)

FIDELITY VARIABLE INSURANCE PRODUCTS

  Fidelity VIP Contrafund Portfolio (Service Class II)
  Fidelity VIP Equity-Income Portfolio (Service Class II)
  Fidelity VIP Mid Cap Portfolio (Service Class II)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  Franklin Income Securities Fund (Class 2)
  Franklin Small Cap Value Securities Fund (Class 2)
  Mutual Discovery Securities Fund (Class 2)
  Mutual Shares Securities Fund (Class 2)
  Templeton Growth Securities Fund (Class 2)

HARTFORD SERIES FUND, INC. AND HARTFORD SERIES HLS FUND II, INC. (SERIES II
  DENOTED BY ASTERISK)

  Hartford Advisers HLS Fund (Class IA)
  Hartford Disciplined Equity HLS Fund (Class IA)
  Hartford Dividend and Growth HLS Fund (Class IA)
  Hartford Growth Opportunities HLS Fund* (Class IA)
  Hartford Index HLS Fund (Class IA)
  Hartford International Opportunities HLS Fund (Class IA)
  Hartford International Small Company HLS Fund (Class IA)
  Hartford Money Market HLS Fund (Class IA)
  Hartford Mortgage Securities HLS Fund (Class IA)
  Hartford Stock HLS Fund (Class IA)
  Hartford Total Return Bond HLS Fund (Class IA)
  Hartford Value Opportunities HLS Fund* (Class IA)

LORD ABBETT SERIES FUND, INC.

  Lord Abbett America's Value Portfolio (Class VC)
  Lord Abbett Growth and Income Portfolio (Class VC)

MFS VARIABLE INSURANCE TRUST

  MFS Investors Trust Series (Initial Class)
  MFS New Discovery Series (Initial Class)
  MFS Total Return Series (Initial Class)

OPPENHEIMER VARIABLE ACCOUNT FUNDS

  Oppenheimer Capital Appreciation Fund/VA (Service Shares)
  Oppenheimer Global Securities Fund/VA (Service)
  Oppenheimer Main Street Fund/VA (Service)



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PUTNAM VARIABLE TRUST

  Putnam VT Capital Opportunities Fund (Class IB)
  Putnam VT Equity Income Fund (Class IB)
  Putnam VT Growth and Income Fund (Class IB)
  Putnam VT High Yield Fund (Class IB)
  Putnam VT Income Fund (Class IB)
  Putnam VT International Equity Fund (Class IB)
  Putnam VT New Opportunities Fund (Class IB)
  Putnam VT Small Cap Value Fund (Class IB)
  Putnam VT Voyager Fund (Class IB)

VAN KAMPEN LIFE INVESTMENT TRUST

  Van Kampen LIT Comstock Portfolio (Class II)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy and its features may not be available for sale in all states.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

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HARTFORD LIFE INSURANCE COMPANY                                            3

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TABLE OF CONTENTS

                                                                                                                            PAGE
-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                                                                  4
FEE TABLES                                                                                                                     6
ABOUT US                                                                                                                      13
     Hartford Life Insurance Company                                                                                          13
     Separate Account VL I                                                                                                    13
     The Funds                                                                                                                13
     The Fixed Account                                                                                                        20
CHARGES AND DEDUCTIONS                                                                                                        20
YOUR POLICY                                                                                                                   21
PREMIUMS                                                                                                                      29
DEATH BENEFITS AND POLICY VALUES                                                                                              31
MAKING WITHDRAWALS FROM YOUR POLICY                                                                                           32
LOANS                                                                                                                         32
LAPSE AND REINSTATEMENT                                                                                                       33
FEDERAL TAX CONSIDERATIONS                                                                                                    35
LEGAL PROCEEDINGS                                                                                                             38
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                                                                        39
ILLUSTRATIONS OF POLICY BENEFITS                                                                                              40
FINANCIAL STATEMENTS                                                                                                          40
GLOSSARY OF SPECIAL TERMS                                                                                                     41
APPENDIX A -- ILLUSTRATIONS OF DEATH BENEFIT, ACCOUNT VALUES AND CASH SURRENDER VALUES                                        42
WHERE YOU CAN FIND MORE INFORMATION                                                                                           45


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4                                            HARTFORD LIFE INSURANCE COMPANY

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D.

- OPTION A (LEVEL OPTION): The death benefit is the current Face Amount.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION): The death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured's death.

- OPTION C (RETURN OF PREMIUM OPTION): The death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.

- OPTION D (DECREASING OPTION): The death benefit is the current Face Amount, plus the lesser of:

    - the Account Value on the date we receive due proof of the insured's death; or

    - the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

INVESTMENT CHOICES -- You may invest in up to 20 different investment choices within your policy, from the available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the policy. You may change your planned premium, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy and Contract Rights -- Right to Examine a Policy."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of Your Policy," below).

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS -- You may select from a variety of riders.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the policy.

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. One partial withdrawal is allowed per month. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and may be subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.



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HARTFORD LIFE INSURANCE COMPANY                                            5

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ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. See "Federal Tax Considerations." There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding.

TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this policy.

CREDIT RISK -- Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.


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6                                            HARTFORD LIFE INSURANCE COMPANY

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FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options.


TRANSACTION FEES


       CHARGE                        WHEN CHARGE IS DEDUCTED                                    AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------------
Front-end sales load   When you pay premium.                                 Maximum Charge
                                                                             5.75% of premium.
Tax Charge on          When you pay premium.                                 A percent of premium which varies by your state and
Premium Payments                                                             municipality of residence. The range of premium tax
                                                                             charge is generally between 0% and 4%.
                                                                             This rate will change if your state or municipality
                                                                             changes its premium tax charges. It may change if
                                                                             you change your state or municipality of residence.
Surrender Charge (1)   If you surrender your policy:                         Minimum Charge
                       -  During the first 9 policy years;                   $3.00 per $1,000 of initial Face Amount for a 1
                       -  Within 9 years an unscheduled increase in your     year-old female.
                          Face Amount; or                                    Maximum Charge
                       -  Within 9 years of an increase in your Face         $45.00 per $1,000 of initial Face Amount for an
                          Amount under the Cost of Living Adjustment         85-year-old female non-smoker.
                          Rider, if elected.                                 Charge for a representative insured
                                                                             $15.00 per $1,000 of initial Face Amount for a
                                                                             41-year-old male preferred non-nicotine.
Transfer Fees          When you make a transfer after the first transfer     $25 per transfer.*
                       in any month.
Withdrawal Charge      When you take a withdrawal.                           $10 per withdrawal.*
Policy Continuation    If you elect this rider, the charge is deducted       7% of Account Value
Rider                  when you exercise the rider benefit.



*   Not currently being deducted.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                        WHEN CHARGE IS DEDUCTED                                    AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance      Monthly.                                              Minimum Charge
Charges (1)                                                                  $0.056667 per $1,000 of the net amount at risk for a
                                                                             10 year-old female preferred non-smoker in the first
                                                                             year.
                                                                             Maximum Charge
                                                                             $13.24833 per $1,000 of the net amount at risk for
                                                                             an 85-year-old male smoker in the first year.
                                                                             Charge for a representative insured
                                                                             $0.285 per $1,000 of the net amount at risk for a
                                                                             41-year-old male preferred non-nicotine in the first
                                                                             year.
Mortality and          Monthly.                                              0.85% of Account Value per year.
Expense Risk Charge
(2)
Administrative Charge  Monthly.                                              $10 per month.
Monthly per $1,000     Monthly.                                              Minimum Charge
Charge (1)                                                                   $2.00 per $1,000 of initial Face Amount (deducted on
                                                                             a monthly basis at a rate of $0.1667 per month)
                                                                             during the first year for 10 year old male.
                                                                             Maximum Charge
                                                                             $24.00 per $1,000 of initial Face Amount (deducted
                                                                             on a monthly basis at a rate of $2.00 per month)
                                                                             during the first year for 75-year-old male
                                                                             Charge for a representative insured
                                                                             $2.90 per $1,000 of initial Face Amount (deducted on
                                                                             a monthly basis at a rate of $0.2417 per month)
                                                                             during the first year for a 41-year-old preferred
                                                                             non-nicotine user
Loan Interest Rate     Monthly if you have taken a loan on your policy.      5% annually



(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(2) The current mortality and expense risk charge is 0.65% per year during policy years 1-10, and 0.20% per year during policy years 11-20, and 0% per year thereafter.



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HARTFORD LIFE INSURANCE COMPANY                                            7

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
       CHARGE                        WHEN CHARGE IS DEDUCTED                                    AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------------
Deduction Amount       Monthly.                                              Minimum Charge
Waiver Rider (1)                                                             6.9% of the monthly deduction amount for a
                                                                             10-year-old male in the first year.
                                                                             Maximum Charge
                                                                             33.3% of the monthly deduction amount for a
                                                                             55-year-old female in the first year.
                                                                             Charge for a representative insured
                                                                             9.2% of the monthly deduction amount for a
                                                                             41-year-old male in the first year.
Waiver of Specified    Monthly.                                              Minimum Charge
Amount Disability                                                            $0.04 per $1 of specified amount for a 20-year-old
Benefit Rider (1)                                                            male in the first year.
                                                                             Maximum Charge
                                                                             $0.199 per $1 of specified amount for a 59-year-old
                                                                             female in the first year.
                                                                             Charge for a representative insured
                                                                             $.044 per $1 of specified amount for a 41-year-old
                                                                             male in the first year.
Accidental Death       Monthly.                                              Minimum Charge
Benefit Rider (1)                                                            $0.083 per $1,000 of the net amount at risk for a
                                                                             10-year-old in the first year.
                                                                             Maximum Charge
                                                                             $0.18 per $1,000 of the net amount at risk for a
                                                                             60-year-old in the first year.
                                                                             Charge for a representative insured
                                                                             $0.10 per $1,000 of the net amount at risk for a
                                                                             41-year-old in the first year.
Term Insurance Rider   Monthly.                                              Minimum Charge
(1)                                                                          0.056667 per $1,000 of the net amount at risk for a
                                                                             10-year-old female preferred non-nicotine in the
                                                                             first year.
                                                                             Maximum Charge
                                                                             $13.24833 per $1,000 of the net amount at risk for
                                                                             an 85-year-old male smoker in the first year.
                                                                             Charge for a representative insured
                                                                             $0.285 per $1,000 of the net amount at risk for a
                                                                             41-year-old male preferred non-nicotine in the first
                                                                             year.
Enhanced No Lapse      Monthly.                                              Minimum Charge
Guarantee Rider (1)                                                          $0.01 per $1,000 of Face Amount for a 1-year-old.
                                                                             Maximum Charge
                                                                             $0.10 per $1,000 of Face Amount for an 80-year-old.
                                                                             Charge for a representative insured
                                                                             $0.04 per $1,000 of Face Amount for a 41-year-old.
Lifetime No Lapse      Monthly.                                              Minimum Charge
Guarantee Rider (1)                                                          $0.01 per $1,000 of Face Amount for a 1-year-old.
                                                                             Maximum Charge
                                                                             $0.06 per $1,000 of Face Amount for an 80-year-old.
                                                                             Charge for a representative insured
                                                                             $0.01 per $1,000 of Face Amount for a 41-year-old.
Child Insurance Rider  Monthly.                                              The fee is $0.50 per $1,000 of coverage.



(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration. See the Term Insurance Rider description in the "Other Benefits" section for information you should consider when evaluating the use of the Term Insurance Rider.



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8                                            HARTFORD LIFE INSURANCE COMPANY

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                        ANNUAL FUND OPERATING EXPENSES



Each Subaccount purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.



The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2005.



                                                                                                            Minimum     Maximum
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
[expenses that are deducted from underlying Fund assets,
including management fees, distribution,
and/or service (12b-1) fees and other expenses.]                                                              0.42%        1.57%




                INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES



The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2005. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.



                                                            12b-1                                                   TOTAL NET
                                                         DISTRIBUTION              TOTAL ANNUAL   CONTRACTUAL         ANNUAL
                                                            AND/OR                     FUND      FEE WAIVERS OR        FUND
                                             MANAGEMENT   SERVICING      OTHER      OPERATING       EXPENSE         OPERATING
FUND                                            FEES         FEES       EXPENSES     EXPENSES    REIMBURSEMENTS      EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
   (Series I)                                 0.61%           N/A        0.29%        0.90%             N/A         0.90%(1)(2)
AIM V.I. Capital Development Fund (Series
   I)                                         0.75%           N/A        0.34%        1.09%             N/A         1.09%(1)(3)
AIM V.I. Core Equity Fund (Series I)          0.60%           N/A        0.27%        0.87%             N/A         0.87%(1)(2)(4)
AIM V.I. Mid Cap Core Equity Fund (Series
   I)                                         0.72%           N/A        0.31%        1.03%             N/A         1.03%(1)
AIM V.I. Small Cap Equity Fund (Series I)     0.85%           N/A        0.72%        1.57%           0.42%         1.15%(3)(5)
AllianceBernstein VPS International Value
   Portfolio -- Class B                       0.75%         0.25%        0.12%        1.12%          -0.01%         1.11%(18)
AllianceBernstein VPS Small/Mid Cap Value
   Portfolio -- Class B                       0.75%         0.25%        0.12%        1.12%              --         1.12%
American Funds Asset Allocation Fund --
   Class 2                                    0.34%(6)      0.25%        0.01%        0.60%           0.03%         0.57%
American Funds Blue Chip Income and
   Growth Fund -- Class 2                     0.44%(6)      0.25%        0.01%        0.70%           0.04%         0.66%
American Funds Bond Fund -- Class 2           0.43%(6)      0.25%        0.01%        0.69%           0.04%         0.65%
American Funds Global Growth Fund --
   Class 2                                    0.58%(6)      0.25%        0.04%        0.87%           0.05%         0.82%
American Funds Global Small
   Capitalization Fund -- Class 2             0.74%(6)      0.25%        0.05%        1.04%           0.07%         0.97%
American Funds Growth Fund -- Class 2         0.33%(6)      0.25%        0.02%        0.60%           0.03%         0.57%
American Funds Growth-Income Fund --
   Class 2                                    0.28%(6)      0.25%        0.01%        0.54%           0.02%         0.52%




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HARTFORD LIFE INSURANCE COMPANY                                            9

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
                                                            12b-1                                                   TOTAL NET
                                                         DISTRIBUTION              TOTAL ANNUAL   CONTRACTUAL         ANNUAL
                                                            AND/OR                     FUND      FEE WAIVERS OR        FUND
                                             MANAGEMENT   SERVICING      OTHER      OPERATING       EXPENSE         OPERATING
FUND                                            FEES         FEES       EXPENSES     EXPENSES    REIMBURSEMENTS      EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
American Funds International Fund --
   Class 2                                    0.52%(6)      0.25%        0.05%        0.82%           0.05%         0.77%
American Funds New World Fund --
   Class 2                                    0.84%(6)      0.25%        0.08%        1.17%           0.07%         1.10%
Fidelity VIP Contrafund Portfolio --
   Service Class 2                            0.57%         0.25%        0.09%        0.91%              --         0.91%(7)
Fidelity VIP Equity-Income Portfolio --
   Initial Class                              0.47%           N/A        0.09%        0.56%              --         0.56%(8)
Fidelity VIP Equity-Income Portfolio --
   Service Class 2                            0.47%         0.25%        0.09%        0.81%              --         0.81%(8)
Fidelity VIP Mid Cap Portfolio -- Service
   Class 2                                    0.57%         0.25%        0.12%        0.94%              --         0.94%(7)
Franklin Income Securities Fund -- Class 2    0.46%(19)     0.25%(20)    0.02%        0.73%             N/A         0.73%
Franklin Small Cap Value Securities Fund
   -- Class 2                                 0.52%         0.25%(9)     0.17%        0.94%           0.05%(10)     0.89%(10)
Hartford Advisers HLS Fund -- Class IA        0.60%           N/A        0.06%        0.66%             N/A         0.66%
Hartford Capital Appreciation HLS Fund --
   Class IA                                   0.63%           N/A        0.07%        0.70%             N/A         0.70%
Hartford Disciplined Equity HLS Fund --
   Class IA                                   0.70%           N/A        0.04%        0.74%             N/A         0.74%
Hartford Dividend and Growth HLS Fund --
   Class IA                                   0.64%           N/A        0.03%        0.67%             N/A         0.67%
Hartford Growth Opportunities HLS Fund --
   Class IA                                   0.61%           N/A        0.03%        0.64%             N/A         0.64%
Hartford Index HLS Fund -- Class IA           0.40%(11)       N/A        0.02%        0.42%             N/A         0.42%
Hartford International Opportunities HLS
   Fund -- Class IA                           0.69%           N/A        0.09%        0.78%             N/A         0.78%
Hartford International Small Company HLS
   Fund -- Class IA                           0.85%           N/A        0.15%        1.00%             N/A         1.00%
Hartford MidCap Value HLS Fund -- Class IA    0.75%           N/A        0.04%        0.79%             N/A         0.79%
Hartford Money Market HLS Fund -- Class IA    0.45%           N/A        0.04%        0.49%             N/A         0.49%
Hartford Mortgage Securities HLS Fund --
   Class IA                                   0.45%           N/A        0.04%        0.49%             N/A         0.49%
Hartford Small Company HLS Fund -- Class
   IA                                         0.70%           N/A        0.05%        0.75%             N/A         0.75%
Hartford Stock HLS Fund -- Class IA           0.46%           N/A        0.04%        0.50%             N/A         0.50%
Hartford Total Return Bond HLS Fund --
   Class IA                                   0.46%           N/A        0.04%        0.50%             N/A         0.50%
Hartford Value Opportunities HLS Fund --
   Class IA                                   0.62%           N/A        0.03%        0.65%             N/A         0.65%
Lord Abbett America's Value Portfolio --
   Class VC                                   0.75%(12)      0.00        0.58%        1.33%           0.18%(13)     1.15%
Lord Abbett Growth & Income Portfolio --
   Class VC                                   0.48%(14)      0.00        0.41%        0.89%            0.00         0.89%




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10                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                            12b-1                                                   TOTAL NET
                                                         DISTRIBUTION              TOTAL ANNUAL   CONTRACTUAL         ANNUAL
                                                            AND/OR                     FUND      FEE WAIVERS OR        FUND
                                             MANAGEMENT   SERVICING      OTHER      OPERATING       EXPENSE         OPERATING
FUND                                            FEES         FEES       EXPENSES     EXPENSES    REIMBURSEMENTS      EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Trust Series --
   Initial Class                              0.75%            --        0.13%(15)    0.88%(15)         N/A         0.88%(15)
MFS(R) New Discovery Series -- Initial
   Class                                      0.90%            --        0.16%(15)    1.06%(15)         N/A         1.06%(15)
MFS(R) Total Return Series --
   Initial Class                              0.75%            --        0.09%(15)    0.84%(15)         N/A         0.84%(15)
Mutual Discovery Securities Fund -- Class
   2                                          0.80%         0.25%(20)    0.23%        1.28%             N/A         1.28%
Mutual Shares Securities Fund --
   Class 2                                    0.60%         0.25%(9)     0.18%        1.03%              --         1.03%
Oppenheimer Capital Appreciation Fund/VA
   -- Service Shares                          0.64%         0.25%        0.02%(16)    0.91%              --         0.91%
Oppenheimer Global Securities Fund/VA --
   Service Shares                             0.63%         0.25%        0.04%(16)    0.92%              --         0.92%
Oppenheimer Main Street Fund/VA --
   Service Shares                             0.65%         0.25%        0.01%(16)    0.91%              --         0.91%
Putnam VT Capital Opportunities Fund --
   Class IB                                   0.65%         0.25%        0.51%        1.41%           0.24%         1.17%(17)
Putnam VT Equity Income Fund -- Class IB
                                              0.65%         0.25%        0.17%        1.07%           0.01%         1.06%(17)
Putnam VT Global Equity Fund --
   Class IB                                   0.78%         0.25%        0.14%        1.17%              --         1.17%
Putnam VT Growth and Income Fund -- Class
   IB                                         0.49%         0.25%        0.05%        0.79%              --         0.79%
Putnam VT High Yield Fund -- Class IB         0.68%         0.25%        0.10%        1.03%           0.01%         1.02%(17)
Putnam VT Income Fund -- Class IB             0.61%         0.25%        0.10%        0.96%           0.07%         0.89%(17)
Putnam VT International Equity Fund --
   Class IB                                   0.75%         0.25%        0.18%        1.18%              --         1.18%
Putnam VT New Opportunities Fund -- Class
   IB                                         0.61%         0.25%        0.05%        0.91%              --         0.91%
Putnam VT Small Cap Value Fund -- Class IB    0.76%         0.25%        0.08%        1.09%              --         1.09%
Putnam VT Voyager Fund -- Class IB            0.57%         0.25%        0.06%        0.88%              --         0.88%
Templeton Growth Securities Fund -- Class
   2                                          0.75%(19)     0.25%(20)    0.07%        1.07%             N/A         1.07%
Van Kampen LIT Comstock Portfolio --
   Class II                                   0.56%         0.25%        0.03%        0.84%              --         0.84%




(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and
    (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.

HARTFORD LIFE INSURANCE COMPANY                                           11

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(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund and June 12, 2006 for AIM V.I. Large Cap Growth Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.



(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.



(4) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.



(5) Effective July 1, 2005, the Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
    (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.



(6) The fund's investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review.



(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for the Fidelity VIP Contrafund Portfolio -- Service Class 2 and 0.89% for the Fidelity VIP Mid Cap Portfolio -- Service Class 2. These offsets may be discontinued at any time.



(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.55% for the Fidelity VIP Equity-Income Portfolio -- Initial Class and 0.80% for the Fidelity VIP Equity-Income Portfolio -- Service Class 2. These offsets may be discontinued at any time.



(9) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.



(10) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).



(11) Effective November 1, 2005, HL Investment Advisors, LLC has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.30%.



(12) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of .75% to the following annual rates:



     0.75% of the first $1 billion of average daily net assets;



     0.70% of the next $1 billion of average daily net assets;



     0.65% of average daily net assets over $2 billion.



(13) For the fiscal year ending December 31, 2006 through April 30, 2007, Lord Abbett has contractually agreed to reimburse a portion of the fund's other expenses to the extent necessary to maintain its Other Expenses at an aggregate rate of 0.40% of average daily net assets.

12                                           HARTFORD LIFE INSURANCE COMPANY

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(14) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of .50% to the following annual rates:



     0.50% of the first $1 billion of average daily net assets;



     0.45% of average daily net assets over $1 billion.



(15) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.



(16) Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses paid by the Fund. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2005, the transfer agent fees did not exceed the expense limitation described above.



(17) Reflects Putnam Management's contractual agreement to limit fund expenses through December 31, 2006.



(18) Represents a one time waiver of certain legal and accounting expenses paid to the Advisor.



(19) The Fund administration fee is paid indirectly through the management fee.



(20) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

HARTFORD LIFE INSURANCE COMPANY                                           13

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ABOUT US

HARTFORD LIFE INSURANCE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

SEPARATE ACCOUNT VL I

The Sub-Accounts are subdivisions of our separate account, called Separate Account VL I. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. The Company is obligated to pay all amounts promised to policy owners under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any other liability of Hartford.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and other policy charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Account Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Account Value may decrease in value.

The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.

FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND           A I M Advisors, Inc.                        Growth of capital
   SUB-ACCOUNT which purchases Series I
   shares of the AIM V.I. Capital
   Appreciation Fund of the AIM Variable
   Insurance Funds
AIM V.I. CAPITAL DEVELOPMENT FUND            A I M Advisors, Inc.                        Long-term growth of capital
   SUB-ACCOUNT which purchases Series I
   of the AIM V.I. Capital Development
   Fund of the AIM Variable Insurance
   Funds.
AIM V.I. CORE EQUITY FUND SUB-ACCOUNT        A I M Advisors, Inc.                        Growth of capital
   which purchases Series I shares of the
   AIM V.I. Core Equity Fund of the AIM
   Variable Insurance Funds (Closed to
   all premium payments and transfers of
   Account Value for policies issued on
   or after May 1, 2006. Fund will remain
   available to investment for policies
   issued April 30, 2006 and before.)
AIM V.I. MID CAP CORE EQUITY FUND            A I M Advisors, Inc.                        Long-term growth of capital
   SUB-ACCOUNT which purchases Series I
   shares of the AIM V.I. Mid Cap Core
   Equity Fund of the AIM Variable
   Insurance Funds




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14                                           HARTFORD LIFE INSURANCE COMPANY

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. SMALL CAP EQUITY FUND               A I M Advisors, Inc.                        Long-term growth of capital
   Sub-Account which purchases Series I
   shares of the AIM V.I. Small Cap
   Equity Fund of the AIM Variable
   Insurance Funds
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE    AllianceBernstein L.P.                      Long-term growth of capital
   PORTFOLIO SUB-ACCOUNT which purchases
   Class B shares of the International
   Value Portfolio of AllianceBernstein
   Variable Products Series Fund, Inc.
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE    AllianceBernstein L.P.                      Long-term growth of capital
   PORTFOLIO SUB-ACCOUNT which purchases
   Class B shares of the Small/Mid Cap
   Value Portfolio of AllianceBernstein
   Variable Products Series Fund, Inc.
AMERICAN FUNDS ASSET ALLOCATION FUND         Capital Research and Management Company     High, total return, including income and
   SUB-ACCOUNT which purchases Class 2                                                   capital gains, consistent with the
   shares of the Asset Allocation Fund of                                                preservation of capital over the long
   American Funds Insurance Series (also                                                 term
   known as American Variable Insurance
   Series)
AMERICAN FUNDS BLUE CHIP INCOME AND          Capital Research and Management Company     Produce income exceeding the average
   GROWTH FUND SUB-ACCOUNT which                                                         yield on U.S. stocks generally (as
   purchases Class 2 shares of the Blue                                                  represented by the average yield on the
   Chip Income and Growth Fund of                                                        Standard & Poor's 500 Composite Index)
   American Funds Insurance Series (also                                                 and to provide an opportunity for growth
   known as American Variable Insurance                                                  of principal consistent with sound
   Series)                                                                               common stock investing
AMERICAN FUNDS BOND FUND SUB-ACCOUNT         Capital Research and Management Company     High level of current income as is
   which purchases Class 2 shares of the                                                 consistent with the preservation of
   Bond Fund of American Funds Insurance                                                 capital
   Series (also known as American
   Variable Insurance Series)
AMERICAN FUNDS GLOBAL GROWTH FUND            Capital Research and Management Company     Long-term growth of capital
   SUB-ACCOUNT which purchases Class 2
   shares of the Global Growth Fund of
   American Funds Insurance Series (also
   known as American Variable Insurance
   Series)
AMERICAN FUNDS GLOBAL SMALL                  Capital Research and Management Company     Long-term growth of capital
   CAPITALIZATION FUND SUB-ACCOUNT which
   purchases Class 2 shares of the Global
   Small Capitalization Fund of American
   Funds Insurance Series (also known as
   American Variable Insurance Series)
AMERICAN FUNDS GROWTH FUND SUB-ACCOUNT       Capital Research and Management Company     Long-term growth of capital
   which purchases Class 2 shares of the
   Growth Fund of American Funds
   Insurance Series (also known as
   American Variable Insurance Series)

HARTFORD LIFE INSURANCE COMPANY                                           15

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND            Capital Research and Management Company     Growth of capital and income
   SUB-ACCOUNT which purchases Class 2
   shares of the Growth-Income Fund of
   American Funds Insurance Series (also
   known as American Variable Insurance
   Series)
AMERICAN FUNDS INTERNATIONAL FUND            Capital Research and Management Company     Long-term growth of capital
   SUB-ACCOUNT which purchases Class 2
   shares of the International Fund of
   American Funds Insurance Series (also
   known as American Variable Insurance
   Series)
AMERICAN FUNDS NEW WORLD FUND SUB-ACCOUNT    Capital Research and Management Company     Long-term growth of capital
   which purchases Class 2 shares of the
   New World Fund of American Funds
   Insurance Series (also known as
   American Variable Insurance Series)
FIDELITY VIP CONTRAFUND PORTFOLIO            Fidelity Management & Research Company      Long-term capital appreciation
   SUB-ACCOUNT which purchases Service
   Class 2 shares of Fidelity VIP
   Contrafund(R) Portfolio of Fidelity
   Variable Insurance Products Fund
FIDELITY VIP EQUITY-INCOME PORTFOLIO         Fidelity Management & Research Company      Reasonable income. Fund will also
   SUB-ACCOUNT which purchases Initial                                                   consider potential for capital
   Class shares of Fidelity VIP                                                          appreciation
   Equity-Income Portfolio of Fidelity
   Variable Insurance Products Fund
   (Policies issued prior to 10/3/05 will
   receive Initial Class shares).
FIDELITY VIP EQUITY-INCOME PORTFOLIO         Fidelity Management & Research Company      Reasonable income. Fund will also
   SUB-ACCOUNT which purchases Service                                                   consider potential for capital
   Class 2 shares of Fidelity VIP                                                        appreciation
   Equity-Income Portfolio of Fidelity
   Variable Insurance Products Fund
FIDELITY VIP MID CAP PORTFOLIO               Fidelity Management & Research Company      Long-term growth of capital
   Sub-Account which purchases Service
   Class 2 shares of Fidelity VIP Mid Cap
   Portfolio of Fidelity Variable
   Insurance Products Fund
FRANKLIN INCOME SECURITIES FUND              Franklin Advisers, Inc.                     Maximize income while maintaining
   SUB-ACCOUNT which purchases Class 2                                                   prospects for capital appreciation
   shares of the Franklin Income
   Securities Fund of the Franklin
   Templeton Variable Insurance Products
   Trust
FRANKLIN SMALL CAP VALUE SECURITIES FUND     Franklin Advisory Services, LLC             Long-term total return
   SUB-ACCOUNT which purchases Class 2
   shares of the Franklin Small Cap Value
   Securities Fund of the Franklin
   Templeton Variable Insurance Products
   Trust
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT       HL Investment Advisors, LLC; sub-advised    Maximum long-term total return
   which purchases Class IA shares of        by Wellington Management Company, LLP
   Hartford Advisers HLS Fund of Hartford
   Series Fund, Inc.




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16                                           HARTFORD LIFE INSURANCE COMPANY

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND       HL Investment Advisors, LLC; sub-advised    Growth of capital
   SUB-ACCOUNT which purchases Class IA      by Wellington Management Company, LLP
   shares of Hartford Capital
   Appreciation HLS Fund of Hartford
   Series Fund, Inc. (Closed to all
   premium payments and transfers of
   Account Value for all policies issued
   on or after May 2, 2005. Fund will
   remain available for investment for
   policies issued May 1, 2005 and
   before.)
HARTFORD DISCIPLINED EQUITY HLS FUND         HL Investment Advisors, LLC; sub-advised    Growth of capital
   SUB-ACCOUNT which purchases Class IA      by Wellington Management Company, LLP
   shares of Hartford Disciplined Equity
   HLS Fund of Hartford Series Fund, Inc.
HARTFORD DIVIDEND AND GROWTH HLS FUND        HL Investment Advisors, LLC; sub-advised    High level of current income consistent
   SUB-ACCOUNT which purchases Class IA      by Wellington Management Company, LLP       with growth of capital
   shares of Hartford Dividend and Growth
   HLS Fund of Hartford Series Fund, Inc.
HARTFORD GROWTH OPPORTUNITIES HLS FUND       HL Investment Advisors, LLC; sub-advised    Short- and long-term capital appreciation
   SUB-ACCOUNT which purchases Class IA      by Wellington Management Company, LLP
   shares of Hartford Growth
   Opportunities HLS Fund of Hartford HLS
   Series Fund II, Inc.
HARTFORD INDEX HLS FUND SUB-ACCOUNT which    HL Investment Advisors, LLC; sub-advised    Seeks to provide investment results
   purchases Class IA shares of Hartford     by Hartford Investment Management Company   which approximate the price and yield
   Index HLS Fund of Hartford Series                                                     performance of publicly traded common
   Fund, Inc.                                                                            stocks in the aggregate
HARTFORD INTERNATIONAL OPPORTUNITIES HLS     HL Investment Advisors, LLC; sub-advised    Long-term growth of capital
   FUND SUB-ACCOUNT which purchases Class    by Wellington Management Company, LLP
   IA shares of Hartford International
   Opportunities HLS Fund of Hartford
   Series Fund, Inc.
HARTFORD INTERNATIONAL SMALL COMPANY HLS     HL Investment Advisors, LLC; sub-advised    Capital appreciation
   FUND SUB-ACCOUNT which purchases Class    by Wellington Management Company, LLP
   IA shares of Hartford International
   Small Company HLS Fund of Hartford
   Series Fund, Inc.
HARTFORD MIDCAP VALUE HLS FUND               HL Investment Advisors, LLC; sub-advised    Long-term capital appreciation
   Sub-Account which purchases Class IA      by Wellington Management Company, LLP
   shares of Hartford MidCap Value HLS
   Fund of Hartford Series Fund, Inc.
   (Closed to all premium payments and
   transfers of Account Value for all
   policies issued on or after August 2,
   2004. Fund will remain available for
   investment for policies issued August
   1, 2004 and before.)
HARTFORD MONEY MARKET HLS FUND               HL Investment Advisors, LLC; sub-advised    Maximum current income consistent with
   Sub-Account which purchases Class IA      by Hartford Investment Management Company   liquidity and preservation of capital
   shares of Hartford Money Market HLS
   Fund of Hartford Series Fund, Inc.




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HARTFORD LIFE INSURANCE COMPANY                                           17

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND        HL Investment Advisors, LLC; sub-advised    Maximum current income consistent with
   SUB-ACCOUNT which purchases Class IA      by Hartford Investment Management Company   safety of principal and maintenance of
   shares of Hartford Mortgage Securities                                                liquidity
   HLS Fund of Hartford Series Fund, Inc.
HARTFORD SMALL COMPANY HLS FUND              HL Investment Advisors, LLC; sub-advised    Growth of capital
   SUB-ACCOUNT which purchases Class IA      by Wellington Management Company, LLP
   shares of Hartford Small Company HLS
   Fund of Hartford Series Fund, Inc.
   (Closed to all premium payments and
   transfers of Account Value for all
   policies issued on or after August 2,
   2004. Fund will remain available for
   investment for policies issued August
   1, 2004 and before.)
HARTFORD STOCK HLS FUND SUB-ACCOUNT which    HL Investment Advisors, LLC; sub-advised    Long-term growth of capital, with income
   purchases Class IA shares of Hartford     by Wellington Management Company, LLP       as a secondary consideration
   Stock HLS Fund of Hartford Series
   Fund, Inc.
HARTFORD TOTAL RETURN BOND HLS FUND          HL Investment Advisors, LLC; sub-advised    Competitive total return, with income as
   SUB-ACCOUNT which purchases Class IA      by Hartford Investment Management Company   a secondary objective
   shares of Hartford Total Return Bond
   HLS Fund of Hartford Series Fund, Inc.
HARTFORD VALUE OPPORTUNITIES HLS FUND        HL Investment Advisors, LLC; sub-advised    Short- and long-term capital appreciation
   SUB-ACCOUNT which purchases Class IA      by Wellington Management Company, LLP
   shares of Hartford Value Opportunities
   HLS Fund of Hartford HLS Series Fund
   II, Inc.
LORD ABBETT AMERICA'S VALUE PORTFOLIO        Lord, Abbett & Co. LLC                      Current income and capital appreciation
   SUB-ACCOUNT which purchases Class VC
   shares of the Lord Abbett America's
   Value Portfolio of the Lord Abbett
   Series Fund, Inc.
LORD ABBETT GROWTH AND INCOME PORTFOLIO      Lord, Abbett & Co. LLC                      Long-term growth of capital and income
   SUB-ACCOUNT which purchases Class VC
   shares of the Lord Abbett Growth and
   Income Portfolio of the Lord Abbett
   Series Fund, Inc.
MFS INVESTORS TRUST SERIES SUB-ACCOUNT       MFS Investment Management(R)                Long-term growth of capital and
   which purchases Initial Class shares                                                  secondarily to provide reasonable
   of the MFS(R) Investors Trust Series                                                  current income
   of the MFS(R) Variable Insurance Trust
MFS NEW DISCOVERY SERIES SUB-ACCOUNT         MFS Investment Management(R)                Capital appreciation
   which purchases Initial Class shares
   of the MFS(R) New Discovery Series of
   the MFS(R) Variable Insurance Trust
MFS TOTAL RETURN SERIES SUB-ACCOUNT which    MFS Investment Management(R)                Above-average income
   purchases Initial Class shares of the
   MFS(R) Total Return Series of the
   MFS(R) Variable Insurance Trust




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18                                           HARTFORD LIFE INSURANCE COMPANY

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND             Franklin Mutual Advisors, LLC,              Capital appreciation
   SUB-ACCOUNT which purchases Class 2       sub-advised by Franklin Templeton
   shares of the Mutual Discovery            Investment Management Limited
   Securities Fund of the Franklin
   Templeton Variable Insurance Products
   Trust
MUTUAL SHARES SECURITIES FUND SUB-ACCOUNT    Franklin Mutual Advisors, LLC               Capital appreciation, with income as a
   which purchases Class 2 shares of the                                                 secondary goal
   Mutual Shares Securities Fund of the
   Franklin Templeton Variable Insurance
   Products Trust
OPPENHEIMER CAPITAL APPRECIATION FUND/VA     OppenheimerFunds, Inc.                      Capital appreciation
   SUB-ACCOUNT which purchases Service
   Shares of the Oppenheimer Capital
   Appreciation Fund/VA of Oppenheimer
   Variable Account Funds
OPPENHEIMER GLOBAL SECURITIES FUND/VA        OppenheimerFunds, Inc.                      Long-term capital appreciation
   SUB-ACCOUNT which purchases Service
   Shares of the Oppenheimer Global
   Securities Fund/VA of Oppenheimer
   Variable Account Funds
OPPENHEIMER MAIN STREET FUND/VA              OppenheimerFunds, Inc.                      Total return
   SUB-ACCOUNT which purchases Service
   Shares of the Oppenheimer Main Street
   Fund(R)/VA of Oppenheimer Variable
   Account Funds
PUTNAM VT CAPITAL OPPORTUNITIES FUND         Putnam Investment Management, LLC           Long-term growth of capital
   SUB-ACCOUNT which purchases Class IB
   shares of the Putnam VT Capital
   Opportunities Fund of Putnam Variable
   Trust
PUTNAM VT EQUITY INCOME FUND SUB-ACCOUNT     Putnam Investment Management, LLC           Capital growth and current income
   which purchases Class IB shares of the
   Putnam VT Equity Income Fund of Putnam
   Variable Trust
PUTNAM VT GLOBAL EQUITY FUND SUB-ACCOUNT     Putnam Investment Management, LLC           Capital appreciation
   which purchases Class IB shares of the
   Putnam VT Global Equity Fund of Putnam
   Variable Trust (Closed to all premium
   payments and transfers of Account
   Value for policies issued on or after
   May 1, 2006. Fund will remain
   available to investment for policies
   issued April 30, 2006 and before.)
PUTNAM VT GROWTH AND INCOME FUND             Putnam Investment Management, LLC           Capital growth and current income
   SUB-ACCOUNT which purchases Class IB
   shares of the Putnam VT Growth and
   Income Fund of Putnam Variable Trust




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HARTFORD LIFE INSURANCE COMPANY                                           19

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND SUB-ACCOUNT        Putnam Investment Management, LLC           High current income. Capital growth is a
   which purchases Class IB shares of the    Sub-advised by Putnam Investments Limited   secondary goal when consistent with
   Putnam VT High Yield Fund of Putnam                                                   achieving high current income
   Variable Trust
PUTNAM VT INCOME FUND SUB-ACCOUNT which      Putnam Investment Management, LLC           High current income consistent with what
   purchases Class IB shares of the                                                      Putnam Management believes to be prudent
   Putnam VT Income Fund of Putnam                                                       risk
   Variable Trust
PUTNAM VT INTERNATIONAL EQUITY FUND          Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IB      Sub-advised by Putnam Investments Limited
   shares of the Putnam VT International
   Equity Fund of Putnam Variable Trust
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES    Putnam Investment Management, LLC           Long-term capital appreciation
   FUND SUB-ACCOUNT which purchases Class
   IB shares of the Putnam VT
   International New Opportunities Fund
   of Putnam Variable Trust
PUTNAM VT SMALL CAP VALUE FUND               Putnam Investment Management, LLC           Capital appreciation
   Sub-Account which purchases Class IB
   shares of the Putnam VT Small Cap
   Value Fund of Putnam Variable Trust
PUTNAM VT VOYAGER FUND SUB-ACCOUNT which     Putnam Investment Management, LLC           Capital appreciation
   purchases Class IB shares of the
   Putnam VT Voyager Fund of Putnam
   Variable Trust
TEMPLETON GROWTH SECURITIES FUND             Templeton Global Advisors Limited,          Long-term capital growth
   SUB-ACCOUNT which purchases Class 2       sub-advised by Templeton Asset
   shares of the Templeton Growth            Management Ltd.
   Securities Fund of the Franklin
   Templeton Variable Insurance Products
   Trust
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT which    Van Kampen Asset Management                 Capital growth and income
   purchases Class II shares of the
   Comstock Portfolio of the Van Kampen
   Life Investment Trust


MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. We determine the number of Fund shares held in a Sub-Account attributable to each policy owner by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of



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20                                           HARTFORD LIFE INSURANCE COMPANY

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units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 3.0% per year. We are not obligated to, but may, credit more than 3.0% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.0%.

CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

FRONT-END SALES LOAD -- We deduct a front-end sales load from each premium you pay. The current front-end sales load for all premiums is 3.75%. We reserve the right to charge a maximum of 5.75%.

TAX CHARGE -- We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the charge for the cost of insurance;

- the monthly administrative charge;

- the monthly per $1,000 charge;

- the mortality and expense risk charge;

- the charges for additional benefits provided by rider, if any.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance is equal to:

- the cost of insurance rate per $1,000; multiplied by

- the amount at risk; divided by

- $1,000

On any Monthly Activity Date, the amount at risk equals the death benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rate will be made uniformly for all insureds in the same risk class and whose coverage have been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured's health.

Because your Account Value and death benefit amount may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges

HARTFORD LIFE INSURANCE COMPANY                                           21

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assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We will assess a monthly administrative charge to reimburse us for administrative costs of your policy. The current monthly administrative charge is $7.50 per month. The maximum monthly administrative charge is $10 per month.

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 years, the current mortality and expense risk charge is 1/12 of 0.65% of your Account Value in the Sub-Accounts, and the maximum rate is 1/12 of 0.85% of your Account Value in the Sub-Accounts. During years 11 to 20, the current rate is 1/12 of 0.20% and the maximum rate is 1/12 of 0.40% of your Account Value in the Sub-Accounts. After the 20th year there is no charge.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between cost it incurs and the charges it collects.

MONTHLY PER $1,000 CHARGE -- We deduct a charge from your Account Value called the "Monthly Per $1,000 Charge" on each Monthly Activity Date. The charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge is deducted for a period of:

- 5 years after you purchase your policy; and

- 5 years after an unscheduled increase in your Face Amount, and each increase under the Cost of Living Adjustment Rider, if elected.

The total Monthly Per $1,000 Charge is equal to:

- the applicable Monthly Per $1,000 rates; multiplied by

- the applicable Face Amounts; divided by

- $1,000.

The Monthly Per $1,000 Charge is individualized based on the insured's initial Face Amount, Death Benefit option issue age or age at time of a Face Amount increase, sex and insurance class. The charge is on the Policy Specification pages of the contract. The Monthly Per $1,000 Charge compensates us for expenses incurred in issuing, distributing, and administering the policies.

SURRENDER CHARGE -- Surrender charges will be deducted from your Account Value if you surrender your policy:

- During the first 9 policy years;

- Within 9 years an unscheduled increase in your Face Amount; or

- Within 9 years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.

Surrender Charges are not deducted during the first three policy years if you add the Modification of Cash Surrender Value Endorsement at the time of Purchase.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Supplemental Benefits."

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. Through our underwriting process, we will determine whether the insured is insurable.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

22                                           HARTFORD LIFE INSURANCE COMPANY

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- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your "free look" period begins on the day you receive your policy and ends 10 days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or by other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

You may make transfers between the Sub-Accounts offered in this policy according to our policies and procedures.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account Transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the underlying Sub-Accounts available in your policy.

WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

When you request a Sub-Account Transfer, Hartford sells shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.

Each day, many Policy Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Policy Owners allocate new premium payments to Sub-Accounts, and others request surrenders. Further, when there is a pending death claim on a policy, all money invested in any of the Sub-Accounts is transferred to a Money Market Fund Sub-Account. Hartford combines all the Policy Owner requests to transfer out of a Sub-Account along with all transfers from that Sub-Account as a result of a surrender or pending death claim and determines how many shares of that Sub-Account's underlying Fund Hartford would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, Hartford also combines all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Policy Owners' "transfer-in" requests.

In addition, many of the underlying Funds that are available as investment options in Hartford's variable life insurance policies are also available as investment options in variable annuity contracts ("Contracts"), retirement plans, group funding agreements and other products offered by Hartford or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable life Policy Owners.

We take advantage of our size and available technology to combine the sales of a particular underlying Fund for many of the variable annuities, variable universal life insurance policies, retirement plans, group funding agreements or other products offered by Hartford and our affiliates. We also combine all the purchases of that particular underlying Fund for many of the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within the accounts at Hartford rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out requests and Surrenders of a Stock Fund Sub-Account with all other sales of that underlying Fund from all the other products available at Hartford, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by Hartford, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then Hartford would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.

WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. Hartford limits each Policy Owner to one Sub-Account Transfer each day. Hartford counts all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Policy Value more than once in a day.



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HARTFORD LIFE INSURANCE COMPANY                                           23

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For example, if the only transfer you make on a day is a transfer of $10,000 from a Money Market Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of a Money Market Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of a Money Market Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you choose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Policy Value distributed among five different Sub-Accounts and you request to transfer the Policy Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Policy Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, HARTFORD HAS IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this policy if you want to make frequent Sub-Account transfers for any reason. In particular, Hartford does not want you to purchase this policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.

Hartford attempts to curb frequent transfers in the following ways:

X   20 Transfer Rule

X   Abusive Transfer Policy.

THE 20 TRANSFER RULE -- Hartford employs the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each policy year for each policy by any of the following methods: U.S. Mail, fax or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests that are made by telephone, fax or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.

We actively monitor Policy Owner's compliance with this policy. After your 20th transfer request, we will not allow you to do another Sub-Account transfer by telephone or fax. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

Each Policy Anniversary, you are allowed 20 new Sub-Account transfers by any means.

We may make changes to this policy at any time.

ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, Hartford relies on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants Hartford to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, Hartford runs a report that identifies all Policy Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the policies on that list to determine whether transfer activity of each identified policy violates our written Abusive Transfer Policy. We do not reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- The dollar amount of the transfer;

- The total assets of the Funds involved in the transfer;

- The number of transfers completed in the current calendar quarter;

- Whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or

- The policies and procedures of a potentially affected underlying Fund regarding frequent trading.

In addition we review large trades and apply our then current written Abusive Transfer procedures. We don't reveal exactly what these procedures are because the individuals or entities which frequently transfer may just adjust their behavior to defeat this procedure. We will tell you though, that we consider some or all of the following factors in our review:

- The dollar amount of the transfer;

- The total assets of the Funds involved in the transfer;

- The number of transfers completed in the current calendar quarter; or

- Whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.



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24                                           HARTFORD LIFE INSURANCE COMPANY

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Separate Account investors could be precluded from purchasing Fund shares if we reach an impasse on the execution of Fund abusive trading instructions.

If you meet the criteria established in our Abusive Transfer procedures, we will terminate your Sub-Account transfer privileges until your next Policy Anniversary, at which point your transfer privileges will be reinstated. Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Policy Owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive traders.

Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Policy Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.

ARE THERE ANY EXCEPTIONS TO THESE POLICIES?

NO INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, Hartford does not make any exceptions to its policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, Hartford will refuse your request.

SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Trade Rule and the Abusive Transfer Policy do not apply in all circumstances, which we describe here:

- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner or Policy Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or Policy Owner or as part of a dollar cost averaging program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and dollar-cost averaging programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account Transfers that the underlying Funds find problematic.

- Many of the group variable annuities or group funding agreements are offered to retirement plans, and Plan Sponsors administer their plan according to Plan documents and Administrative Services Agreements. If these retirement plan documents and Administrative Services Agreements have no restrictions on Sub-Account transfers, then Hartford cannot apply the 20 Trade Rule and may not be able to apply any other restriction on transfers. Hartford has been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. Hartford has had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by Hartford could have the same abusive affect as frequent Sub-Account transfers done by Policy Owners of this policy.

Other than this exception, the only other exception to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule.

POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that Hartford is not able to detect and prevent, which we describe here:

- There is also a variable annuity that we offer that has no contingent deferred sales charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that do not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.

- These policies apply only to individuals and entities that own this policy and any subsequent or more recent versions of this policy. However, the underlying Funds that make up the Sub-Accounts of this policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this policy and may also lower your policy's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Policy.

Because frequent transfers may raise the costs associated with this policy and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.



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WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND
PROCEDURES REGARDING FREQUENT TRADING?

While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the Policy prospectus, the policies and procedures described in the Policy prospectus control how we administer Sub-Account transfers.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any policy Year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date.

LIMITATIONS ON TRANSFERS TO THE FIXED ACCOUNT -- At any time you may transfer all amounts in the Sub-Accounts to the Fixed Account and apply the Cash Surrender Value to purchase a non-variable paid-up life insurance policy, as long as the policy is in effect. You may also transfer amounts in the Sub-Accounts to the Fixed Account if a material change is made in the investment policy of the Separate Account and you object to the change. Lastly, you may transfer amounts in the Sub-Accounts to the Fixed Account during the first 18 months after your policy is issued, if your policy is in effect.

DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment options in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment options that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment options at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You may choose to have your Sub-Account allocations reallocated under this program either on a quarterly, semi-annual or annual basis, but you may only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will



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automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

OPTIONAL SUPPLEMENTAL BENEFITS -- You may add additional benefits to your policy by electing one or more of the riders described below. Each rider involves additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.

ESTATE TAX REPEAL BENEFIT RIDER -- In the news media you may have read that the federal Estate Tax law will expire in 2011 if Congress takes no action before then. Although it seems unlikely that Congress would allow the federal Estate Tax law to expire, if this were to happen it might affect your estate planning and you may no longer want this policy. So this rider allows you to terminate your policy and receive the Account Value without any deduction for Surrender Charges if there is no federal Estate Tax law in effect during 2011. We must receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If you become disabled, you may not be able to work and if your earnings decrease, you may have a difficult time paying your life insurance premiums to keep your policy inforce. So under this rider, if the insured becomes totally disabled, we will credit the policy with an amount specified in your policy, for as long as the insured remains totally disabled. This will help keep your policy inforce if you fall behind on your premium payments. You choose the level of coverage when you select the rider. The charge for this rider will continue to be deducted during total disability until the rider terminates.

TERM INSURANCE RIDER -- You may purchase a Term Insurance Rider on yourself as a base insured or on your family members. Under this Rider, we will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the Rider. You may elect this Rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this Rider. If your Policy offers a No Lapse Guarantee, the face amount of the Term Insurance Rider is not covered by the No Lapse Guarantee.

In deciding whether to use the Term Insurance Rider as part of the total coverage under the Policy on the base insured, you should consider the following factors regarding your Policy's costs and benefits. If you choose to combine flexible permanent insurance coverage with a Term Insurance Rider on the life of the base insured, the Rider provides additional temporary coverage at a cost that may be lower than if you purchased this term life insurance through a separate term life policy and the policy's cash surrender value available to you may be higher because there are no surrender charges associated with the Rider. Some policy monthly charges do not apply to the face amount of the Term Insurance Rider, therefore, using Term Insurance Rider coverage on the base insured may reduce the total amount of premium needed to sustain the total death benefit over the life of the Policy. Under some funding scenarios where the minimum death benefit insurance is increased to meet the definition of life insurance, the use of the Term Insurance Rider may have the effect of increasing the total amount of premium needed to sustain the total death benefit over the life of the Policy.

The compensation paid to your representative may be lower when the Term Insurance Rider is included as part of your total coverage than when your total coverage does not include the Term Insurance Rider.

You may wish to ask your representative for additional customized sales illustrations to review the impact of using Term Insurance Rider coverage in various combinations for your insurance protection needs.

ACCIDENTAL DEATH BENEFIT RIDER -- You may want additional life insurance coverage in case you die by accident. Under this rider we will pay a specified amount when the insured dies. You choose the level of coverage when you select the rider.

DEDUCTION AMOUNT WAIVER RIDER -- The costs of your policy are deducted each month through the Monthly Deduction Amount. If you become disabled and fall behind on your premium payments, the continued deduction of the Monthly Deduction Amounts without paying the premium could risk your policy to default and terminate. So under the Deduction Amount Waiver Rider, while the insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your policy inforce if you fall behind on your premium payments.

COST OF LIVING ADJUSTMENT RIDER -- You may want your life insurance coverage to keep pace with inflation. Under this rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this rider is terminated and no future increases will occur. There is no charge for this rider.

CHILD INSURANCE RIDER -- This rider provides term life insurance coverage on the eligible children of the insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. To receive a death benefit, an insured child must be more than 16 days old but not yet 25 years old. Requirements to become an insured child are described in the rider. There is a per $1,000 charge for this rider. This rider may not be available in all policies.

NO-LAPSE GUARANTEE RIDERS

ENHANCED NO-LAPSE GUARANTEE RIDER -- There are circumstances that could cause your policy to terminate or "lapse." So your policy has a built-in "No-Lapse Guarantee" that will provide a minimum level of death benefit protection for a limited time after your policy would have otherwise terminated. The built-in No-Lapse Guarantee is described in the section of this



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prospectus entitled "Lapse and Reinstatement." If you elect the Enhanced No-
Lapse Guarantee Rider, it allows you to lengthen the period of time that the built-in No-Lapse Guarantee will remain in effect. This period of time is called the "No-Lapse Guarantee Period," which may be extended under the rider as follows:

- If the insured is age 60 or younger you may choose to extend the No-Lapse Guarantee Period to 20 years;

- If the insured is between the ages of 61 and 69 you may choose to extend the No-Lapse Guarantee Period to age 80;

- If the insured is between the ages of 70 and 80 you may choose to extend the No-Lapse Guarantee to 10 years;

- If the insured is between the ages of 81 and 85 you may choose to extend the No-Lapse Guarantee Period to age 90.

LIFETIME NO-LAPSE GUARANTEE RIDER -- Under this rider, you may extend the No-Lapse Guarantee Period for the life of the insured.

See "Lapse and Reinstatement" for a more complete description of the No-Lapse Guarantee, the Enhanced No-Lapse Guarantee Rider, and the Lifetime No-Lapse Guarantee Rider.

POLICY CONTINUATION RIDER -- This rider gives you the option to continue your policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your policy is in danger of default or termination due to excessive Indebtedness. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Indebtedness. At the time you elect the benefit under the rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.

Riders may not be available in all states.

MODIFICATION OF CASH SURRENDER VALUE ENDORSEMENT -- Subject to underwriting approval, you may add an endorsement to your policy at the time of purchase that provides for a waiver of surrender charges for a limited time. If you add the endorsement and you fully surrender your policy within three (3) years after purchase, we will not deduct a surrender charge from your Cash Surrender Value. There is no additional charge for the endorsement. However, if you choose to add this endorsement, the No-Lapse Guarantee of the policy is not offered and is removed from your policy. The No-Lapse Guarantee is a feature that helps prevent your policy from lapsing if you fall behind on your premium payments.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. If you select the Second Option or Third Option, each is irrevocable and you may not fully or partially commute the settlement option for a lump sum. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

Payments of interest at the rate we declare (but not less than 2% per year) on the amount applied periodically under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.

SECOND OPTION -- INCOME OF FIXED AMOUNT

Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 2% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

An amount payable monthly for the number of years selected, which may be from one to 30 years.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Third Option.

The tables for the First, Second and Third Options are based on a net investment rate of 2% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is shown in your policy and is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date, you may elect one of two options.

Under Option 1:

- Policy values will be transferred to the Fixed Account and no further transfers will be allowed;

- The Face Amount will be set equal to the Death Benefit on the maturity date;

- the Death Benefit Option will be changed to Option A (Level Option).


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Under Option 2:

- The Face Amount will be set equal to the Death Benefit minus the Account Value on the maturity date;

- the Death Benefit Option will be changed to Option B (Return of Account Value Option) with no evidence of insurability being required;

- the Account Value, if any, will continue to fluctuate with investment performance;

Under both Option 1 and 2:

- any loans will continue to accrue interest and become part of Indebtedness;

- no future Monthly Deduction Amounts will be deducted;

- no further premium payments will be accepted;

- all additional benefits provided by rider will terminate at the scheduled maturity date;

- the policy may terminate due to excessive Indebtedness; and

- loan repayments may still be made during this time.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

HOW POLICIES ARE SOLD

Hartford Equity Sales Company, Inc. ("HESCO"), serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HESCO is the same as ours.

Policies will be sold by individuals who have been appointed by us as insurance agents and who are Sales Representatives (Registered Representatives) of broker-dealers that have entered into selling agreements with "HESCO." We generally bear the expenses of providing services pursuant to policies, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

We pay compensation, including commissions, to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the policies according to selling agreements with Financial Intermediaries. Commissions are based on a specified amount of Premium Payments or Policy Value.

We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 45% of the premium paid up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 4.39%. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 13% of Target Premium and 2% on premiums above the Target Premium.

Your Sales Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Sales Representative and their Financial Intermediary. We are not involved in determining your Sales Representative's compensation. A Sales Representative may be required to return all or a portion of the commissions paid if the policy terminates within thirteen months of the policy's issuance. You are encouraged to ask your Sales Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction. Affiliated broker-dealers may also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of policy sold.

In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our policies. Additional Payments are generally based on reimbursement of sales, marketing and operational expenses and/or on sales, premiums or assets of policies attributable to a particular Financial Intermediary. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for



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providing training and information relating to our variable products; (3)
expense allowances and reimbursements; (4) override payments and bonuses and/or (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our policies.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others.

Consistent with NASD Conduct Rules, we and/or our affiliates may contribute amounts to various non-cash and cash incentive arrangements to promote the sale of the policies, as well as (1) sponsor various educational programs, sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and educational information and related support materials including hardware and/or software; (2) pay for the travel expenses, meals, lodging and entertainment including tickets to sporting events of Financial Intermediaries and their Sales Representatives and/or (3) provide nominal gifts. In addition to NASD rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than NASD rules.

Additional Payments may create a potential conflict of interest in the form of an additional financial incentive to the Sales Representative and/or Financial Intermediary to recommend the purchase of this policy over another variable life policy or another investment option. For the year ended December 31, 2005, Hartford and its affiliates paid approximately $12,900,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of life policies. Please refer to Fund prospectuses for any payments paid by Funds to Financial Intermediaries.

In addition, for the year ended December 31, 2005, Hartford and its affiliates paid $5,400,000 in Additional Payments to an affiliated Financial
Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford) in conjunction with the promotion and support of life policies.

As of April 1, 2006, we have arrangements where we may make Additional Payments to the following non-affiliated Financial Intermediaries: 412(i) Plans, Inc., A. G. Edwards & Sons, Inc., Affiliated Financial Partners, Associated Securities, Benefit Concepts, Inc., Best Practices of America, BISYS Group, Inc., Cadaret Grant & Co., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Commonwealth Financial Network, Economic Concepts, Inc., Edward D. Jones & Co., L.P., ELAR Partners, LLC, Financial Analysts, Inc., Financial Network Investment Company, First Market Corp., FSC Securities Corporation, HD Vest Investment Services, Investacorp, Inc., Hilliard Lyons, JJS Marketing, Jonathan Hind Financial Group, LPL Financial Services, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Dean Witter, Inc., National Planning Corp., NEXT Financial Group, Inc., New West Insurance Marketing, Oglivie Security Advisors Corp., Paradigm Equity Strategies, Piper Jaffray & Co., Potomac Group, Professional Investors Exchange, Prudential Securities, Raymond James & Associates, Royal Alliance, Securities America, Inc., Sentra Securities, Spelman & Co., Triad Advisors, Inc., Wachovia Securities, Windsor Insurance Group, and WM Financial Services. Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Sales Representative's firm is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

PREMIUMS

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency



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of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- The initial Net Premium (and any additional Net Premiums received by us before the end of the right to examine period) will be allocated to the Hartford Money Market HLS Fund Sub-Account on the Valuation Day that we receive the premium; however, premium payments received on any Valuation Day after the close of the NYSE or on a non-Valuation Day will be invested on the next Valuation Day. We will then allocate the value in the Hartford Money Market HLS Fund Sub-Account to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the policy application upon the expiration of the right to examine policy period.

You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions as long as the number of investment choices does not exceed twenty (20), and the percentage you allocate to each Sub-Account and/or the Fixed Account is in whole percentages. If we receive a premium payment with a premium allocation instruction that does not comply with the above rules, we will allocate the Net Premium based on the allocations of your existing investment choices.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such policy.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, (i.e., with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made at the end of the Valuation Period after the request or payment is received by us at the Individual Life Operations Center. If we receive your request or payment before the close of the New York Stock Exchange, it will be invested on the same Valuation Day. If we receive your request or payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your request or payment on a non-Valuation Day, it will be invested on the next Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each



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Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.

DEATH BENEFIT OPTIONS -- You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D.

- OPTION A (LEVEL OPTION) Under this option, the death benefit is the current Face Amount.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION) Under this option, the death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured's death.

- OPTION C (RETURN OF PREMIUM OPTION) Under this option, the death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.

- OPTION D (DECREASING OPTION) Under this option, the death benefit is the current Face Amount, plus the lesser of:

    - the Account Value on the date we receive due proof of the insured's death; or

    - the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.

The following changes are allowed without evidence of insurability:

- You may change Option A (Level Option) to Option B (Return of Account Value Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, decreased by the then current Account Value.

- You may change from Option B (Return of Account Value Option) to Option D (Decreasing Option). The Option D death benefit is the current Face Amount increased by the lesser of:

    - the Account Value on the date we receive due proof of death of the insured; or

    - the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

- You may change Option C (Return of Premium Option) to Option A (Level Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change.

In addition, you may change from Option B (Return of Account Value Option) to Option A (Level Option). However, if this change would result in a Face Amount that exceeds our guidelines and limitations that may be in effect, you must provide evidence of insurability satisfactory to us. If you do, the Face Amount will become the Face Amount immediately prior to the option change increased by the Account Value on the date of the option change.

You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your



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32                                           HARTFORD LIFE INSURANCE COMPANY

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policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and each insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT:

                                             A            B
-----------------------------------------------------------------
 Face Amount                             $  100,000   $ 100,000
 Account Value                               46,500      34,000
 Specified Percentage                          250%        250%
 Death Benefit Option                         Level       Level

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect. We reserve the right to limit the number of increases or decreases made under the policy to not more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new policy application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the date shown on the new policy's specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of increase is made. Any unscheduled increase will be subject to additional Monthly Per $1,000 Charges, additional cost of insurance charges and additional surrender charges, all of which are based on the attained age of the insured at the time of the increase. We will send you additional policy specification pages describing these charges. If you elect to decrease your Face Amount, the decrease will result in an overall reduction of charges because the amount of insurance coverage has decreased. However, the rate of charges will remain the same.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender, or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- You may make one withdrawal each calendar month. The minimum withdrawal is $500. The maximum withdrawal is the Cash Surrender Value less $1,000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be decreased by an amount equal to the reduction in the Account Value resulting from the withdrawal. The minimum Face Amount required after a withdrawal is subject to our rules then in effect. Unless specified otherwise, the withdrawal will be deducted pro rata from the Fixed Account and the Sub-Accounts. Currently, we do not impose a withdrawal charge. However, we reserve the right to charge up to $10 per withdrawal.

LOANS

AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Value on the date we grant a loan. The minimum loan is $500.

When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, your policy will terminate. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.



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HARTFORD LIFE INSURANCE COMPANY                                           33

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LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%. Interest Charged On IndebtednessInterest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                            PORTION OF          INTEREST RATE
DURING POLICY YEARS        INDEBTEDNESS            CHARGED
-----------------------------------------------------------------
        1-10                   All                    5%
    11 and later            Preferred               3.25%
                          Non-Preferred             3.50%


LAPSE AND REINSTATEMENT

LAPSE AND GRACE PERIOD -- Your policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the No-Lapse Guarantee is not available.

If the policy goes into default, we will send You a lapse notice to warn you that the policy is in danger of terminating. This notice will be mailed at least 30 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record. This lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your policy goes into default.

We will keep your policy inforce for the 61-day period following the date your policy goes into default. We call that period the "Grace Period." However, if we have not received the required premiums (specified in your lapse notice) by the end of the Grace Period, the policy will terminate. If the insured dies during the Grace Period, we will pay the death proceeds.

NO-LAPSE GUARANTEE -- The policy will remain inforce at the end of the policy Grace Period as long as the No-Lapse Guarantee is available. The No-Lapse Guarantee is available as long as:

- The policy is issued to an insured age 75 or less;

- The No-Lapse Guarantee Period has not expired; and

- On each Monthly Activity Date during the No-Lapse Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals, equal or exceed an amount known as the Cumulative No-Lapse Guarantee Premium.

Starting on the effective date of your policy, the length of the No-Lapse Guarantee Period is:

- 10 years on policies issued to an insured age 65 or less; or

- to age 75 on policies issued to an insured between the ages of 66 and 69; or

- 5 years on policies issued to an insured between the ages of 70 and 75.

While the No-Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your Death Benefit will be at least equal to the Face Amount. If the insured dies while the No-Lapse Guarantee is available, we will pay the death proceeds.

If there is any increase or decrease in the Face Amount, or any change in rider coverage or a change in insurance class, a new monthly NoLapse Guarantee Premium will be calculated. We will send you a notice of the new monthly No-Lapse Guarantee Premium, which will be used in calculating the Cumulative No-Lapse Guarantee Premium in subsequent months.

The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.


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34                                           HARTFORD LIFE INSURANCE COMPANY

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ENHANCED NO-LAPSE GUARANTEE RIDER -- If you select the Enhanced No-Lapse
Guarantee Rider, it lets you extend the No-Lapse Guarantee Period as follows:

- If the insured is age 60 or younger you may choose to extend the No-Lapse Guarantee Period to 20 years;

- If the insured is between the ages of 61 and 69 you may choose to extend the No-Lapse Guarantee Period to age 80;

- If the insured is between the ages of 70 and 80 you may choose to extend the No-Lapse Guarantee to 10 years;

- If the insured is between the ages of 81 and 85 you may choose to extend the No-Lapse Guarantee Period to age 90.

With the Enhanced No-Lapse Guarantee Rider, the policy will go into default after the 10th policy anniversary if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the policy goes into default after the 10th policy anniversary, and the No-Lapse Guarantee remains available under the Enhanced No-Lapse Guarantee Rider, the policy will remain in force with the following modifications:

- the death benefit option will be Option A (Level Option);

- all riders other than the Enhanced No-Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;

- any future scheduled increases in the Face Amount will be cancelled; and

- no death benefit option changes will be allowed while the policy remains in default.

The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.

LIFETIME NO-LAPSE GUARANTEE RIDER -- If you select the Lifetime No-Lapse Guarantee Rider, it lets you extend the No-Lapse Guarantee Period to the end of the life of the insured.

With the Lifetime No-Lapse Guarantee Rider, the policy will go into default if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the policy goes into default, and the No-Lapse Guarantee remains available under the Lifetime No-Lapse Guarantee Rider, the policy will remain in force with the following modifications:

- the death benefit option will be Option A (Level Option);

- all riders other than the Enhanced No-Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;

- any future scheduled increases in the Face Amount will be cancelled; and

- no death benefit option changes will be allowed while the policy remains in default.

The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.

GRACE PERIOD FOR LIFETIME NO-LAPSE GUARANTEE RIDER -- If on any Monthly Activity Date, after the second policy anniversary, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, are less than the Cumulative No-Lapse Guarantee Premium on the Monthly Activity Date 24 months prior to the current Monthly Activity Date, a No-Lapse Guarantee Grace Period of 61 days will begin. A notice will be mailed at least 30 days prior to termination of the No-Lapse Guarantee. It will be mailed both to you and to any assignee of record, at the last known address(es). That notice will warn you that you are in danger of losing the Lifetime No-Lapse Guarantee and will tell you the amount of premium you need to pay to continue the Lifetime No-Lapse Guarantee.

The Lifetime No-Lapse Guarantee will be removed from the policy if the required premium is not paid by the end of the Lifetime No-Lapse Guarantee Grace Period. You will receive a written notification of the change and the Lifetime No-Lapse Guarantee will never again be available or in effect on the policy. Loss of the No-Lapse Guarantee at the end of the No-Lapse Guarantee Grace Period does not automatically cause the policy to terminate; however the policy will terminate if the continued existence of the No-Lapse Guarantee was what was preventing the policy from terminating.

The No-Lapse Guarantee Grace Period is only available to the Lifetime No-Lapse Guarantee Rider.

REINSTATEMENT -- Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:

- You request reinstatement in writing within five years after termination;

- You submit satisfactory evidence of insurability to us;

- Any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.

The Account Value on the reinstatement date equals:

- The Cash Value at the time of policy termination; plus

- Net Premiums derived from premiums paid at the time of policy reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

- the Surrender Charge at the time of policy reinstatement. The Surrender Charge is based on the duration from the original policy date.



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HARTFORD LIFE INSURANCE COMPANY                                           35

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FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Corporations," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.

There is some uncertainty as to the proper determination of the premium limits for purposes of Section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in Section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy



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36                                           HARTFORD LIFE INSURANCE COMPANY

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owner unless the policy is a modified endowment contract. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or other permitted entities.


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HARTFORD LIFE INSURANCE COMPANY                                           37

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The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.



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38                                           HARTFORD LIFE INSURANCE COMPANY

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ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation. Pursuant to an agreement in principle reached in February 2005 with the Board of Directors of the HLS funds, The Hartford has indemnified the affected funds for material harm deemed to have been caused to the funds by frequent trading by these owners for the period from January 2, 2004 through

HARTFORD LIFE INSURANCE COMPANY                                           39

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December 31, 2005. The Hartford does not expect to incur additional costs pursuant to this agreement in principle in light of the exchange or surrender of these variable annuity contracts.

The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

To date, none of the SEC's and New York Attorney General's market timing investigation, the SEC's directed brokerage investigation, or the New York Attorney General's and Connecticut Attorney General's single premium group annuity investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC, the New York Attorney General's Office, and the Connecticut Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC, the New York Attorney General's Office and the Connecticut Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. Hartford Life, Inc. ("Hartford Life") recorded a charge of $66 million, after-tax, to establish a reserve for the market timing and directed brokerage matters in the first quarter of 2005. Based on recent developments, Hartford Life recorded an additional charge of $36 million, after-tax, in the fourth quarter of 2005, of which $14 million, after tax, was attributed to HLIC, to increase the reserve for the market timing, directed brokerage and single premium group annuity matters. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 million already attributed to HLIC. However, the ultimate liability of HLIC is not reasonably estimable at this time.

On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.

The Hartford does not expect any of these actions to result in a material adverse on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

40                                           HARTFORD LIFE INSURANCE COMPANY

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ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under difference sets of assumptions, we will provide you with certain illustrations upon request. These illustrations will be based on the age and insurance risk characteristics of the insured and will also be based on the stated amount of insurance, death benefit option, premium payment pattern and hypothetical rates of return that you request. You can request for such personalized illustrations at any time from your registered representative. We have included an example of an illustration as Appendix A to this prospectus.

FINANCIAL TRANSACTIONS

We have included the statutory financial statements for the Company and the Separate Account in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call your registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999

HARTFORD LIFE INSURANCE COMPANY                                           41

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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

CASH SURRENDER VALUE: the Account Value less any applicable Surrender Charges less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

CUMULATIVE NO-LAPSE GUARANTEE PREMIUM: The premium required to maintain the No-Lapse guarantee.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

MONTHLY DEDUCTION AMOUNT: the total amount of charges deducted from the policy on a monthly basis.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US, OUR: Hartford Life Insurance Company, sometimes referred to as
"Hartford."

YOU, YOUR: the owner of the policy.

42                                           HARTFORD LIFE INSURANCE COMPANY

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APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
CASH SURRENDER VALUES

The tables illustrate the way policies will perform based on assumptions about returns and the insured's characteristics. The illustrations show how the death benefit, cash surrender value and account value will vary over time, assuming hypothetical gross rates of return, 0%, 6% and 12%. The illustrations are based on the assumptions stated above each illustration and assume no rider benefits or allocations to the Fixed Account. The illustrations show the Option A (Level) death benefit option.

Policy values would be higher or lower from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% and 12%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) account values were allocated differently among the Subaccounts. The policy values would also differ if a policy loan or withdrawal were made.

The death benefits, cash surrender values and account values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge and (ii) monthly deduction for per thousand charges, mortality and expense risk charges and cost of insurance charges.

The amounts shown for the death benefits, account values and cash surrender values as of the end of each Policy Year take into account an arithmetic average of underlying Fund fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the underlying Fund charges) of -0.89%, 5.11% and 11.11%, respectively.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

HARTFORD LIFE INSURANCE COMPANY                                           43

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                        HARTFORD LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                            $570,000 FACE AMOUNT
                 ISSUE AGE: 41 MALE PREFERRED NON-NICOTINE
                           $28,000 PLANNED PREMIUM

         ILLUSTRATED VALUES ASSUMING CURRENT CHARGES UNDER THE POLICY

           TOTAL
          PREMIUMS
          WITH 5%                 DEATH BENEFIT                      ACCOUNT VALUE                    CASH SURRENDER VALUE
      ---------------------------------------------------------------------------------------- -----------------------------------
      ---------------------------------------------------------------------------------------- -----------------------------------
YEAR      INTEREST        0%         6%           12%         0%         6%           12%         0%         6%           12%
--------------------------------------------- ----------------------------------- ------------ ---------------------- ------------
--
--
   1     $   29,400    $ 593,796 $   595,300  $    596,806 $  23,796 $    25,300  $    26,806  $  15,246 $    16,750  $    18,256
   2     $   60,270    $ 616,563 $   621,035  $    625,689 $  46,563 $    51,035  $    55,689  $  38,623 $    43,095  $    47,749
   3     $   92,684    $ 638,880 $   647,804  $    657,465 $  68,880 $    77,804  $    87,465  $  61,549 $    70,474  $    80,135
   4     $  126,718    $ 660,789 $   675,692  $    692,473 $  90,789 $   105,692  $   122,473  $  84,068 $    98,971  $   115,753
   5     $  162,454    $ 682,309 $   704,759  $    731,062 $ 112,309 $   134,759  $   161,062  $ 106,859 $   129,310  $   155,612
   6     $  199,976    $ 705,442 $   737,120  $    775,727 $ 135,442 $   167,120  $   205,727  $ 129,993 $   161,671  $   200,278
   7     $  239,375    $ 728,161 $   770,852  $    824,970 $ 158,161 $   200,852  $   254,970  $ 153,271 $   195,962  $   250,080
   8     $  280,744    $ 750,479 $   806,024  $    879,272 $ 180,479 $   236,024  $   309,272  $ 176,198 $   231,743  $   304,992
   9     $  324,181    $ 772,383 $   842,679  $    939,140 $ 202,383 $   272,679  $   369,140  $ 198,713 $   269,008  $   365,469
  10     $  369,790    $ 793,869 $   880,871  $  1,005,140 $ 223,869 $   310,871  $   435,140  $ 223,869 $   310,871  $   435,140
  15     $  634,410    $ 901,189 $ 1,107,791  $  1,470,186 $ 331,189 $   537,791  $   900,186  $ 331,189 $   537,791  $   900,186
  20     $  972,139    $ 998,321 $ 1,390,859  $  2,243,904 $ 428,321 $   820,859  $ 1,673,904  $ 428,321 $   820,859  $ 1,673,904
  25     $1,240,723    $ 962,130 $ 1,602,928  $  3,381,260 $ 392,130 $ 1,032,928  $ 2,811,260  $ 392,130 $ 1,032,928  $ 2,811,260
  30     $1,583,512    $ 918,840 $ 1,865,142  $  5,431,683 $ 348,840 $ 1,295,142  $ 4,861,683  $ 348,840 $ 1,295,142  $ 4,861,683
  35     $2,021,007    $ 862,439 $ 2,184,242  $  8,511,731 $ 292,439 $ 1,614,242  $ 7,941,731  $ 292,439 $ 1,614,242  $ 7,941,731
  40     $2,579,374    $ 778,621 $ 2,559,396  $ 14,020,374 $ 208,621 $ 1,989,396  $13,450,374  $ 208,621 $ 1,989,396  $13,450,374
  45     $3,292,008    $ 650,449 $ 2,985,148  $ 23,490,830 $  80,449 $ 2,415,148  $22,920,830  $  80,449 $ 2,415,148  $22,920,830
  50     $4,201,529    $       0 $ 3,458,838  $ 39,137,584 $       0 $ 2,888,838  $38,567,584  $       0 $ 2,888,838  $38,567,584
  55     $5,362,334    $       0 $ 3,974,905  $ 63,072,839 $       0 $ 3,404,905  $62,502,839  $       0 $ 3,404,905  $62,502,839
  59     $6,517,950    $       0 $ 4,417,470  $ 95,484,122 $       0 $ 3,847,470  $94,914,122  $       0 $ 3,847,470  $94,914,122

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

44                                           HARTFORD LIFE INSURANCE COMPANY

 ----------------------------------------------------------------------------

                        HARTFORD LIFE INSURANCE COMPANY
             FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                            $570,000 FACE AMOUNT
                 ISSUE AGE: 41 MALE PREFERRED NON-NICOTINE
                           $28,000 PLANNED PREMIUM

         ILLUSTRATED VALUES ASSUMING MAXIMUM CHARGES UNDER THE POLICY

           TOTAL
         PREMIUMS
          WITH 5%               DEATH BENEFIT                        ACCOUNT VALUE                    CASH SURRENDER VALUE
                      ----------------------------------- ------------------------------------ -----------------------------------
                      ----------------------------------- ------------------------------------ -----------------------------------
YEAR     INTEREST        0%         6%           12%         0%          6%          12%          0%         6%           12%
------ -------------- ---------------------- ------------ ---------- ----------- ------------- ---------------------- ------------
--
--
   1    $    29,400   $ 593,166 $   594,633  $   596,101  $  23,166  $   24,633  $     26,101  $  14,616 $    16,083  $    17,551
   2    $    60,270   $ 614,008 $   618,319  $   622,809  $  44,008  $   48,319  $     52,809  $  36,068 $    40,379  $    44,869
   3    $    92,684   $ 634,309 $   642,819  $   652,040  $  64,309  $   72,819  $     82,040  $  56,979 $    65,488  $    74,710
   4    $   126,718   $ 654,066 $   668,153  $   684,040  $  84,066  $   98,153  $    114,040  $  77,346 $    91,433  $   107,320
   5    $   162,454   $ 673,279 $   694,347  $   719,077  $ 103,279  $  124,347  $    149,077  $  97,829 $   118,898  $   143,628
   6    $   199,976   $ 693,933 $   723,479  $   759,566  $ 123,933  $  153,479  $    189,566  $ 118,484 $   148,030  $   184,117
   7    $   239,375   $ 714,000 $   753,601  $   803,927  $ 144,000  $  183,601  $    233,927  $ 139,109 $   178,710  $   229,036
   8    $   280,744   $ 733,470 $   784,737  $   852,533  $ 163,470  $  214,737  $    282,533  $ 159,189 $   210,456  $   278,253
   9    $   324,181   $ 752,327 $   816,902  $   905,789  $ 182,327  $  246,902  $    335,789  $ 178,656 $   243,231  $   332,118
  10    $   369,790   $ 770,553 $   850,109  $   964,135  $ 200,553  $  280,109  $    394,135  $ 200,553 $   280,109  $   394,135
  15    $   634,410   $ 856,524 $ 1,041,164  $ 1,367,055  $ 286,524  $  471,164  $    797,055  $ 286,524 $   471,164  $   797,055
  20    $   972,139   $ 923,095 $ 1,265,268  $ 2,017,245  $ 353,095  $  695,268  $  1,447,245  $ 353,095 $   695,268  $ 1,447,245
  25    $ 1,240,723   $ 844,860 $ 1,389,701  $ 2,937,632  $ 274,860  $  819,701  $  2,367,632  $ 274,860 $   819,701  $ 2,367,632
  30    $ 1,583,512   $ 734,728 $ 1,508,609  $ 4,461,171  $ 164,728  $  938,609  $  3,891,171  $ 164,728 $   938,609  $ 3,891,171
  35    $ 2,021,007   $ 571,086 $ 1,594,194  $ 6,932,356  $   1,086  $1,024,194  $  6,362,356  $   1,086 $ 1,024,194  $ 6,362,356
  40    $ 2,579,374   $       0 $ 1,600,874  $11,018,194  $       0  $1,030,874  $ 10,448,194  $       0 $ 1,030,874  $10,448,194
  45    $ 3,292,008   $       0 $ 1,458,872  $17,957,399  $       0  $  888,872  $ 17,387,399  $       0 $   888,872  $17,387,399
  50    $ 4,201,529   $       0 $ 1,065,872  $28,925,578  $       0  $  495,872  $ 28,355,578  $       0 $   495,872  $28,355,578
  55    $ 5,362,334   $       0 $         0  $45,727,103  $       0  $        0  $ 45,157,103  $       0 $         0  $45,157,103
  59    $ 6,517,950   $       0 $         0  $67,537,699  $       0  $        0  $ 66,967,699  $       0 $         0  $66,967,699

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

HARTFORD LIFE INSURANCE COMPANY                                           45

----------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-551-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-3072-03

                                    PART B

HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION (PART B)
STAG ACCUMULATOR II VARIABLE UNIVERSAL LIFE
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 1, 2006



DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2006

----------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                                                            PAGE
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                                                                 3
SERVICES                                                                                                                        3
EXPERTS                                                                                                                         3
DISTRIBUTION OF THE POLICIES                                                                                                    3
ADDITIONAL INFORMATION ABOUT CHARGES                                                                                            4
PERFORMANCE DATA                                                                                                                4
FINANCIAL STATEMENTS                                                                                                            4

HARTFORD LIFE INSURANCE COMPANY                                            3

----------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2005 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account VL I (the "Account") as of December 31, 2005, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


DISTRIBUTION OF THE POLICIES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").


Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2005:
$4,412,743; 2004: $5,710,107; and 2003: $6,609,114, HESCO did not retain any of these commissions.


HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are registered representatives ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.


Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the prospectus.

4                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT CHARGES

SALES LOAD -- The front-end sales load is a charge deducted from each premium payment. The maximum front-end sales load for all premiums is 5.75%.

The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the Scheduled Premiums and the initial Face Amount and the Guarantee Period in the policy application. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

The Cost of Insurance charge is to cover our anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insured's risk class. We will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.

INCREASES IN FACE AMOUNT -- At any time after the first Policy Year, You may request In Writing to change the Face Amount. The minimum amount by which the Face Amount can be increased is based on our rules then in effect. We reserve the right to limit the number of increases made under the Policy to not more than one in any 12 month period.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as premium base loads, mortality and expense risk charges, cost of insurance, administrative and issue charges, and surrender charges. These charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

FINANCIAL STATEMENTS


The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account VL I (the "Account") as of December 31, 2005, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting the Hartford Life Insurance Company Separate Account VL I as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 22, 2006

_____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                           ALLIANCEBERNSTEIN VP      AIM V.I.       AIM V.I.         AIM V.I.
                              SMALL/MID CAP          MID CAP         PREMIER        SMALL CAP
                             VALUE PORTFOLIO     CORE EQUITY FUND  EQUITY FUND     EQUITY FUND
                             SUB-ACCOUNT (A)       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT (A)
                           --------------------  ----------------  -----------  ------------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........       --                    --              --             --
      Class IB...........       --                    --              --             --
      Other class........          1,253               159,723         2,768             234
                                 =======            ==========       =======          ======
    Cost
      Class IA...........       --                    --              --             --
      Class IB...........       --                    --              --             --
      Other class........        $21,214            $1,997,090       $54,652          $3,149
                                 =======            ==========       =======          ======
    Market Value
      Class IA...........       --                    --              --             --
      Class IB...........       --                    --              --             --
      Other class........        $21,294            $2,173,828       $61,778          $3,153
  Due from Hartford Life
   Insurance Company.....       --                         349        --             --
  Receivable from fund
   shares sold...........       --                    --              --             --
  Other assets...........       --                    --              --             --
                                 -------            ----------       -------          ------
  Total Assets...........         21,294             2,174,177        61,778           3,153
                                 -------            ----------       -------          ------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                    --              --             --
  Payable for fund shares
   purchased.............       --                         349        --             --
  Other liabilities......       --                          57        --             --
                                 -------            ----------       -------          ------
  Total Liabilities......       --                         406        --             --
                                 -------            ----------       -------          ------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........        $21,294            $2,173,771       $61,778          $3,153
                                 =======            ==========       =======          ======

(a)  From inception October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                               AIM V.I.       AMERICAN FUNDS    AMERICAN FUNDS                   AMERICAN FUNDS    AMERICAN FUNDS
                               CAPITAL       ASSET ALLOCATION  BLUE CHIP INCOME  AMERICAN FUNDS  GLOBAL GROWTH      GLOBAL SMALL
                           DEVELOPMENT FUND        FUND        AND GROWTH FUND     BOND FUND          FUND       CAPITALIZATION FUND
                           SUB-ACCOUNT (A)     SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                           ----------------  ----------------  ----------------  --------------  --------------  -------------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........      --                 --                --                --              --               --
      Class IB...........      --                 --                --                --              --               --
      Other class........          16              492,098           475,583          323,484         266,495           236,569
                                 ====           ==========        ==========       ==========      ==========        ==========
    Cost
      Class IA...........      --                 --                --                --              --               --
      Class IB...........      --                 --                --                --              --               --
      Other class........        $261           $7,301,642        $4,323,625       $3,598,829      $3,715,139        $3,181,814
                                 ====           ==========        ==========       ==========      ==========        ==========
    Market Value
      Class IA...........      --                 --                --                --              --               --
      Class IB...........      --                 --                --                --              --               --
      Other class........        $264           $8,104,852        $5,150,569       $3,629,490      $5,201,977        $4,996,334
  Due from Hartford Life
   Insurance Company.....      --                   23,971             2,189          --               24,494             7,941
  Receivable from fund
   shares sold...........      --                 --                --                 12,738         --               --
  Other assets...........      --                 --                --                      4              27                36
                                 ----           ----------        ----------       ----------      ----------        ----------
  Total Assets...........         264            8,128,823         5,152,758        3,642,232       5,226,498         5,004,311
                                 ----           ----------        ----------       ----------      ----------        ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --                 --                --                 12,738         --               --
  Payable for fund shares
   purchased.............      --                   23,971             2,189          --               24,494             7,941
  Other liabilities......      --                       16                13          --              --               --
                                 ----           ----------        ----------       ----------      ----------        ----------
  Total Liabilities......      --                   23,987             2,202           12,738          24,494             7,941
                                 ----           ----------        ----------       ----------      ----------        ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........        $264           $8,104,836        $5,150,556       $3,629,494      $5,202,004        $4,996,370
                                 ====           ==========        ==========       ==========      ==========        ==========

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-3 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           AMERICAN FUNDS  GROWTH-INCOME   INTERNATIONAL     NEW WORLD
                            GROWTH FUND         FUND            FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------  --------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........       --              --              --              --
      Class IB...........       --              --              --              --
      Other class........       355,053         531,037         556,095         171,813
                            ===========     ===========     ===========      ==========
    Cost
      Class IA...........       --              --              --              --
      Class IB...........       --              --              --              --
      Other class........   $15,748,173     $16,688,627     $ 7,706,630      $2,242,925
                            ===========     ===========     ===========      ==========
    Market Value
      Class IA...........       --              --              --              --
      Class IB...........       --              --              --              --
      Other class........   $20,941,011     $20,243,116     $10,521,323      $2,845,218
  Due from Hartford Life
   Insurance Company.....        28,902          19,254         --               10,008
  Receivable from fund
   shares sold...........       --              --                  682         --
  Other assets...........            43              17               2              12
                            -----------     -----------     -----------      ----------
  Total Assets...........    20,969,956      20,262,387      10,522,007       2,855,238
                            -----------     -----------     -----------      ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --              --                  682         --
  Payable for fund shares
   purchased.............        28,902          19,254         --               10,008
  Other liabilities......       --              --              --              --
                            -----------     -----------     -----------      ----------
  Total Liabilities......        28,902          19,254             682          10,008
                            -----------     -----------     -----------      ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $20,941,054     $20,243,133     $10,521,325      $2,845,230
                            ===========     ===========     ===========      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                           FIDELITY VIP   FIDELITY VIP      FIDELITY VIP     FIDELITY VIP     FIDELITY VIP
                           ASSET MANAGER  EQUITY-INCOME      CONTRAFUND        OVERSEAS         MID CAP         MUTUAL SHARES
                             PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       SECURITIES FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT    SUB-ACCOUNT (A)      SUB-ACCOUNT
                           -------------  -------------  ------------------  ------------  ------------------  ---------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........      --              --             --                 --             --                  --
      Class IB...........      --              --             --                 --             --                  --
      Other class........      106,288         756,767           3,793           109,531          1,194             158,728
                            ==========     ===========        ========        ==========        =======          ==========
    Cost
      Class IA...........      --              --             --                 --             --                  --
      Class IB...........      --              --             --                 --             --                  --
      Other class........   $1,742,290     $16,708,033        $114,767        $2,019,921        $40,416          $2,462,265
                            ==========     ===========        ========        ==========        =======          ==========
    Market Value
      Class IA...........      --              --             --                 --             --                  --
      Class IB...........      --              --             --                 --             --                  --
      Other class........   $1,598,567     $19,289,723        $116,411        $2,257,441        $41,397          $2,884,086
  Due from Hartford Life
   Insurance Company.....      --                  813        --                      36              5                  12
  Receivable from fund
   shares sold...........      --              --             --                 --             --                  --
  Other assets...........      --              --             --                 --             --                  --
                            ----------     -----------        --------        ----------        -------          ----------
  Total Assets...........    1,598,567      19,290,536         116,411         2,257,477         41,402           2,884,098
                            ----------     -----------        --------        ----------        -------          ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --              --             --                 --             --                  --
  Payable for fund shares
   purchased.............      --                  813        --                      36              5                  13
  Other liabilities......      --                  118        --                      12        --                  --
                            ----------     -----------        --------        ----------        -------          ----------
  Total Liabilities......      --                  931        --                      48              5                  13
                            ----------     -----------        --------        ----------        -------          ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $1,598,567     $19,289,605        $116,411        $2,257,429        $41,397          $2,884,085
                            ==========     ===========        ========        ==========        =======          ==========

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                                                               HARTFORD
                           FRANKLIN SMALL     HARTFORD         HARTFORD        CAPITAL
                              CAP VALUE       ADVISERS       TOTAL RETURN    APPRECIATION
                           SECURITIES FUND    HLS FUND      BOND HLS FUND      HLS FUND
                             SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT (B)   SUB-ACCOUNT
                           ---------------  -------------  ----------------  ------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........       --             1,459,641       2,668,088       1,883,705
      Class IB...........       --               --             --               --
      Other class........       201,070          --             --               --
                             ==========      ===========     ===========     ===========
    Cost
      Class IA...........       --           $34,215,672     $29,591,361     $83,050,795
      Class IB...........       --               --             --               --
      Other class........    $2,626,474          --             --               --
                             ==========      ===========     ===========     ===========
    Market Value
      Class IA...........       --           $32,884,694     $30,065,566     $99,811,622
      Class IB...........       --               --             --               --
      Other class........    $3,375,967          --             --               --
  Due from Hartford Life
   Insurance Company.....         2,265           41,576        --               --
  Receivable from fund
   shares sold...........       --               --               38,498          72,775
  Other assets...........       --                    33             166              20
                             ----------      -----------     -----------     -----------
  Total Assets...........     3,378,232       32,926,303      30,104,230      99,884,417
                             ----------      -----------     -----------     -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --               --               38,498          72,775
  Payable for fund shares
   purchased.............         2,265           41,576        --               --
  Other liabilities......       --               --             --               --
                             ----------      -----------     -----------     -----------
  Total Liabilities......         2,265           41,576          38,498          72,775
                             ----------      -----------     -----------     -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $3,375,967      $32,884,727     $30,065,732     $99,811,642
                             ==========      ===========     ===========     ===========

(b)  Formerly Hartford Bond HLS Fund Sub-Account. Change effective March 15,
     2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                              HARTFORD           HARTFORD           HARTFORD         HARTFORD         HARTFORD
                             DISCIPLINED    DIVIDEND AND GROWTH  GLOBAL ADVISERS  GLOBAL LEADERS  GLOBAL TECHNOLOGY
                           EQUITY HLS FUND       HLS FUND           HLS FUND         HLS FUND         HLS FUND
                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           ---------------  -------------------  ---------------  --------------  -----------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........       177,498           1,503,329            7,919            7,419           20,018
      Class IB...........       --                --                 --               --               --
      Other class........       --                --                 --               --               --
                             ==========         ===========          =======         ========         ========
    Cost
      Class IA...........    $2,091,333         $28,119,601          $93,316         $115,114         $ 98,317
      Class IB...........       --                --                 --               --               --
      Other class........       --                --                 --               --               --
                             ==========         ===========          =======         ========         ========
    Market Value
      Class IA...........    $2,247,095         $31,179,836          $98,833         $139,029         $109,668
      Class IB...........       --                --                 --               --               --
      Other class........       --                --                 --               --               --
  Due from Hartford Life
   Insurance Company.....           672           --                 --               --               --
  Receivable from fund
   shares sold...........       --                   18,465          --               --               --
  Other assets...........       --                       12               74                1                1
                             ----------         -----------          -------         --------         --------
  Total Assets...........     2,247,767          31,198,313           98,907          139,030          109,669
                             ----------         -----------          -------         --------         --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                   18,465          --               --               --
  Payable for fund shares
   purchased.............           672           --                 --               --               --
  Other liabilities......             6           --                 --               --               --
                             ----------         -----------          -------         --------         --------
  Total Liabilities......           678              18,465          --               --               --
                             ----------         -----------          -------         --------         --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $2,247,089         $31,179,848          $98,907         $139,030         $109,669
                             ==========         ===========          =======         ========         ========

                                 HARTFORD
                           GROWTH OPPORTUNITIES
                                 HLS FUND
                               SUB-ACCOUNT
                           --------------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........           53,019
      Class IB...........        --
      Other class........        --
                                ==========
    Cost
      Class IA...........       $1,338,250
      Class IB...........        --
      Other class........        --
                                ==========
    Market Value
      Class IA...........       $1,594,534
      Class IB...........        --
      Other class........        --
  Due from Hartford Life
   Insurance Company.....                2
  Receivable from fund
   shares sold...........        --
  Other assets...........        --
                                ----------
  Total Assets...........        1,594,536
                                ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....        --
  Payable for fund shares
   purchased.............                1
  Other liabilities......        --
                                ----------
  Total Liabilities......                1
                                ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........       $1,594,535
                                ==========

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                              HARTFORD       HARTFORD
                              HARTFORD      INTERNATIONAL  INTERNATIONAL   HARTFORD
                                INDEX       SMALL COMPANY  OPPORTUNITIES    MIDCAP
                              HLS FUND        HLS FUND       HLS FUND      HLS FUND
                             SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ---------------  -------------  -------------  -----------
ASSETS:
  Investments
    Number of Shares
      Class IA...........        992,313         68,945       1,077,851       728,608
      Class IB...........       --              --              --            --
      Other class........       --              --              --            --
                             ===========     ==========     ===========   ===========
    Cost
      Class IA...........    $26,183,082     $  935,270     $13,947,007   $16,309,633
      Class IB...........       --              --              --            --
      Other class........       --              --              --            --
                             ===========     ==========     ===========   ===========
    Market Value
      Class IA...........    $31,727,313     $1,022,853     $14,648,344   $20,930,313
      Class IB...........       --              --              --            --
      Other class........       --              --              --            --
  Due from Hartford Life
   Insurance Company.....          7,938            166         --              4,811
  Receivable from fund
   shares sold...........       --              --               11,748       --
  Other assets...........            227              4         --                 62
                             -----------     ----------     -----------   -----------
  Total Assets...........     31,735,478      1,023,023      14,660,092    20,935,186
                             -----------     ----------     -----------   -----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --              --               11,748       --
  Payable for fund shares
   purchased.............          7,938            166         --              4,811
  Other liabilities......       --              --                   62       --
                             -----------     ----------     -----------   -----------
  Total Liabilities......          7,938            166          11,810         4,811
                             -----------     ----------     -----------   -----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $31,727,540     $1,022,857     $14,648,282   $20,930,375
                             ===========     ==========     ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                             HARTFORD      HARTFORD         HARTFORD          HARTFORD                          HARTFORD
                           MIDCAP VALUE  MONEY MARKET  MORTGAGE SECURITIES  SMALL COMPANY     HARTFORD     VALUE OPPORTUNITIES
                             HLS FUND      HLS FUND         HLS FUND          HLS FUND     STOCK HLS FUND       HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
                           ------------  ------------  -------------------  -------------  --------------  -------------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........      152,296    23,277,821          526,545            625,142        774,555           172,021
      Class IB...........      --            --              --                  --             --               --
      Other class........      --            --              --                  --             --               --
                            ==========   ===========       ==========        ===========    ===========        ==========
    Cost
      Class IA...........   $1,889,609   $23,277,821       $5,881,235        $ 9,862,542    $33,426,375        $2,827,489
      Class IB...........      --            --              --                  --             --               --
      Other class........      --            --              --                  --             --               --
                            ==========   ===========       ==========        ===========    ===========        ==========
    Market Value
      Class IA...........   $2,134,158   $23,277,821       $6,054,113        $12,293,355    $38,115,883        $3,256,193
      Class IB...........      --            --              --                  --             --               --
      Other class........      --            --              --                  --             --               --
  Due from Hartford Life
   Insurance Company.....           75       --              --                  --             --               --
  Receivable from fund
   shares sold...........      --              1,671           12,981             21,592          4,430          --
  Other assets...........      --                976               11                466        --               --
                            ----------   -----------       ----------        -----------    -----------        ----------
  Total Assets...........    2,134,233    23,280,468        6,067,105         12,315,413     38,120,313         3,256,193
                            ----------   -----------       ----------        -----------    -----------        ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --              1,671           12,981             21,592          4,430          --
  Payable for fund shares
   purchased.............           75       --              --                  --             --               --
  Other liabilities......           11       --              --                  --                  39                 9
                            ----------   -----------       ----------        -----------    -----------        ----------
  Total Liabilities......           86         1,671           12,981             21,592          4,469                 9
                            ----------   -----------       ----------        -----------    -----------        ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........   $2,134,147   $23,278,797       $6,054,124        $12,293,821    $38,115,844        $3,256,184
                            ==========   ===========       ==========        ===========    ===========        ==========

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                              LORD ABBETT         LORD ABBETT
                            AMERICA'S VALUE    GROWTH AND INCOME      MFS NEW         MFS TOTAL
                               PORTFOLIO           PORTFOLIO      DISCOVERY SERIES  RETURN SERIES
                            SUB-ACCOUNT (A)     SUB-ACCOUNT (A)     SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------  -----------------  ----------------  -------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........       --                 --                  --               --
      Class IB...........       --                 --                  --               --
      Other class........           549                 51               72,043         104,739
                                 ======             ======           ==========      ==========
    Cost
      Class IA...........       --                 --                  --               --
      Class IB...........       --                 --                  --               --
      Other class........        $7,875             $1,371           $1,049,530      $2,059,528
                                 ======             ======           ==========      ==========
    Market Value
      Class IA...........       --                 --                  --               --
      Class IB...........       --                 --                  --               --
      Other class........        $7,642             $1,323           $1,127,473      $2,167,048
  Due from Hartford Life
   Insurance Company.....       --                 --                  --                 1,508
  Receivable from fund
   shares sold...........       --                 --                  --               --
  Other assets...........       --                 --                         2         --
                                 ------             ------           ----------      ----------
  Total Assets...........         7,642              1,323            1,127,475       2,168,556
                                 ------             ------           ----------      ----------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                 --                  --               --
  Payable for fund shares
   purchased.............       --                 --                  --                 1,508
  Other liabilities......       --                 --                  --                   120
                                 ------             ------           ----------      ----------
  Total Liabilities......       --                 --                  --                 1,628
                                 ------             ------           ----------      ----------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........        $7,642             $1,323           $1,127,475      $2,166,928
                                 ======             ======           ==========      ==========

(a)  From inception October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                              OPPENHEIMER        OPPENHEIMER         OPPENHEIMER          PUTNAM VT        PUTNAM VT     PUTNAM VT
                                CAPITAL             GLOBAL           MAIN STREET           CAPITAL        DIVERSIFIED  EQUITY INCOME
                           APPRECIATION FUND   SECURITIES FUND           FUND         OPPORTUNITIES FUND  INCOME FUND      FUND
                            SUB-ACCOUNT (A)    SUB-ACCOUNT (A)     SUB-ACCOUNT (A)       SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT
                           -----------------  ------------------  ------------------  ------------------  -----------  -------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........      --                  --                  --                  --                80,788        --
      Class IB...........      --                  --                  --                    25,854          --            54,294
      Other class........          250               1,641                 221             --                --            --
                                ======             =======              ======             ========        ========      ========
    Cost
      Class IA...........      --                  --                  --                  --              $890,944        --
      Class IB...........      --                  --                  --                  $357,613          --          $650,892
      Other class........       $9,590             $52,908              $4,799             --                --            --
                                ======             =======              ======             ========        ========      ========
    Market Value
      Class IA...........      --                  --                  --                  --              $715,782        --
      Class IB...........      --                  --                  --                  $408,228          --          $754,685
      Other class........       $9,546             $54,407              $4,784             --                --            --
  Due from Hartford Life
   Insurance Company.....      --                  --                  --                  --                    15        --
  Receivable from fund
   shares sold...........      --                  --                  --                  --                --            --
  Other assets...........      --                  --                  --                  --                --            --
                                ------             -------              ------             --------        --------      --------
  Total Assets...........        9,546              54,407               4,784              408,228         715,797       754,685
                                ------             -------              ------             --------        --------      --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --                  --                  --                  --                --            --
  Payable for fund shares
   purchased.............      --                  --                  --                  --                    14        --
  Other liabilities......      --                  --                  --                        25          --                 8
                                ------             -------              ------             --------        --------      --------
  Total Liabilities......      --                  --                  --                        25              14             8
                                ------             -------              ------             --------        --------      --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........       $9,546             $54,407              $4,784             $408,203        $715,783      $754,677
                                ======             =======              ======             ========        ========      ========

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                              PUTNAM VT       PUTNAM VT      PUTNAM VT      PUTNAM VT
                            GLOBAL ASSET       GLOBAL       GROWTH AND       HEALTH
                           ALLOCATION FUND   EQUITY FUND    INCOME FUND   SCIENCES FUND
                             SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ---------------  -------------  -------------  -------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........       212,165        1,170,458      1,180,788       43,857
      Class IB...........       --                 2,502          3,684       --
      Other class........       --               --             --            --
                             ==========      ===========    ===========     ========
    Cost
      Class IA...........    $2,927,248      $18,774,981    $27,171,884     $469,358
      Class IB...........       --                25,130         88,707       --
      Other class........       --               --             --            --
                             ==========      ===========    ===========     ========
    Market Value
      Class IA...........    $3,188,845      $13,038,902    $31,302,685     $585,494
      Class IB...........       --                27,651         97,079       --
      Other class........       --               --             --            --
  Due from Hartford Life
   Insurance Company.....       --                   446        --            --
  Receivable from fund
   shares sold...........       --               --               1,370            6
  Other assets...........             2               59             55       --
                             ----------      -----------    -----------     --------
  Total Assets...........     3,188,847       13,067,058     31,401,189      585,500
                             ----------      -----------    -----------     --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --               --               1,370            5
  Payable for fund shares
   purchased.............       --                   446        --            --
  Other liabilities......       --               --             --            --
                             ----------      -----------    -----------     --------
  Total Liabilities......       --                   446          1,370            5
                             ----------      -----------    -----------     --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $3,188,847      $13,066,612    $31,399,819     $585,495
                             ==========      ===========    ===========     ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                                                                            PUTNAM VT          PUTNAM VT
                                                           PUTNAM VT      INTERNATIONAL      INTERNATIONAL
                              PUTNAM VT      PUTNAM VT   INTERNATIONAL  GROWTH AND INCOME  NEW OPPORTUNITIES    PUTNAM VT
                           HIGH YIELD FUND  INCOME FUND   EQUITY FUND         FUND               FUND         INVESTORS FUND
                             SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  -----------  -------------  -----------------  -----------------  --------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........        920,198       493,475       504,703          28,775             17,305            50,714
      Class IB...........         54,425        17,602         5,899         --                 --                --
      Other class........       --              --           --              --                 --                --
                             ===========    ==========    ==========        ========           ========          ========
    Cost
      Class IA...........    $11,070,325    $6,447,545    $8,816,760        $398,046           $242,094          $603,985
      Class IB...........        413,945       222,687        82,132         --                 --                --
      Other class........       --              --           --              --                 --                --
                             ===========    ==========    ==========        ========           ========          ========
    Market Value
      Class IA...........    $ 7,067,125    $6,262,193    $8,256,940        $441,689           $254,903          $548,213
      Class IB...........        414,716       221,964        95,918         --                 --                --
      Other class........       --              --           --              --                 --                --
  Due from Hartford Life
   Insurance Company.....          2,802         7,261       --              --                 --                --
  Receivable from fund
   shares sold...........       --              --            33,341         --                 --                --
  Other assets...........       --                   8            32               2            --                      1
                             -----------    ----------    ----------        --------           --------          --------
  Total Assets...........      7,484,643     6,491,426     8,386,231         441,691            254,903           548,214
                             -----------    ----------    ----------        --------           --------          --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --              --            33,341         --                 --                --
  Payable for fund shares
   purchased.............          2,802         7,261       --              --                 --                --
  Other liabilities......              9        --           --              --                 --                --
                             -----------    ----------    ----------        --------           --------          --------
  Total Liabilities......          2,811         7,261        33,341         --                 --                --
                             -----------    ----------    ----------        --------           --------          --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $ 7,481,832    $6,484,165    $8,352,890        $441,691           $254,903          $548,214
                             ===========    ==========    ==========        ========           ========          ========

_____________________________________ SA-13 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                            PUTNAM VT        PUTNAM VT                          PUTNAM VT
                           MONEY MARKET  NEW OPPORTUNITIES    PUTNAM VT      OTC & EMERGING
                               FUND            FUND         NEW VALUE FUND     GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  -----------------  --------------  -----------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........     217,955           766,714          54,759           52,345
      Class IB...........      --                 1,261         --               --
      Other class........      --              --               --               --
                             ========       ===========        ========         ========
    Cost
      Class IA...........    $217,955       $13,232,628        $633,786         $905,168
      Class IB...........      --                19,899         --               --
      Other class........      --              --               --               --
                             ========       ===========        ========         ========
    Market Value
      Class IA...........    $217,955       $14,368,230        $944,597         $342,862
      Class IB...........      --                23,283         --               --
      Other class........      --              --               --               --
  Due from Hartford Life
   Insurance Company.....      --              --               --               --
  Receivable from fund
   shares sold...........      --                 6,117           2,744          --
  Other assets...........          26                70         --                     2
                             --------       -----------        --------         --------
  Total Assets...........     217,981        14,397,700         947,341          342,864
                             --------       -----------        --------         --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --                 6,117           2,743          --
  Payable for fund shares
   purchased.............      --              --               --               --
  Other liabilities......      --              --               --               --
                             --------       -----------        --------         --------
  Total Liabilities......      --                 6,117           2,743          --
                             --------       -----------        --------         --------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........    $217,981       $14,391,583        $944,598         $342,864
                             ========       ===========        ========         ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                                                PUTNAM VT
                               PUTNAM VT       THE GEORGE      PUTNAM VT                                     VAN KAMPEN
                               SMALL CAP       PUTNAM FUND  UTILITIES GROWTH   PUTNAM VT    PUTNAM VT       LIT COMSTOCK
                               VALUE FUND       OF BOSTON   AND INCOME FUND   VISTA FUND   VOYAGER FUND      PORTFOLIO
                            SUB-ACCOUNT (A)    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT (A)
                           ------------------  -----------  ----------------  -----------  ------------  ------------------
ASSETS:
  Investments
    Number of Shares
      Class IA...........       --                56,494           86,787        23,440      1,108,287        --
      Class IB...........           716           --             --              --              6,081        --
      Other class........       --                --             --              --            --               1,801
                                =======         ========       ==========      ========    ===========        =======
    Cost
      Class IA...........       --              $593,909       $  997,258      $464,012    $33,011,197        --
      Class IB...........       $16,247           --             --              --            158,560        --
      Other class........       --                --             --              --            --             $24,283
                                =======         ========       ==========      ========    ===========        =======
    Market Value
      Class IA...........       --              $668,327       $1,256,682      $331,682    $31,830,011        --
      Class IB...........       $16,411           --             --              --            173,624        --
      Other class........       --                --             --              --            --             $24,585
  Due from Hartford Life
   Insurance Company.....       --                --             --              --              5,474        --
  Receivable from fund
   shares sold...........       --                --             --              --            --             --
  Other assets...........       --                --             --                   1             82        --
                                -------         --------       ----------      --------    -----------        -------
  Total Assets...........        16,411          668,327        1,256,682       331,683     32,009,191         24,585
                                -------         --------       ----------      --------    -----------        -------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --                --             --              --            --             --
  Payable for fund shares
   purchased.............       --                --             --              --              5,474        --
  Other liabilities......       --                     1         --              --            --             --
                                -------         --------       ----------      --------    -----------        -------
  Total Liabilities......       --                     1         --              --              5,474        --
                                -------         --------       ----------      --------    -----------        -------
NET ASSETS:
  For Variable Life
   Contract
   Liabilities...........       $16,411         $668,326       $1,256,682      $331,683    $32,003,717        $24,585
                                =======         ========       ==========      ========    ===========        =======

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                        UNITS
                                       OWNED BY    UNIT FAIR     CONTRACT
SUB-ACCOUNT                          PARTICIPANTS   VALUE #     LIABILITY
-----------                          ------------  ----------  ------------
AllianceBernstein VP Small/Mid Cap
 Value Portfolio -- Class B........        2,118   $ 10.05326  $     21,294
AIM V.I. Mid Cap Core Equity Fund
 -- Class I........................      155,780    13.954120     2,173,771
AIM V.I. Premier Equity Fund --
 Class I...........................        4,907    12.588744        61,778
AIM V.I. Small Cap Equity Fund --
 Class S1..........................          302    10.434113         3,153
AIM V.I. Capital Development Fund
 -- Class S1.......................           26    10.307493           264
American Funds Asset Allocation
 Fund -- Class 2...................      619,755    13.077484     8,104,836
American Funds Blue Chip Income and
 Growth Fund -- Class 2............      377,338    13.649702     5,150,556
American Funds Bond Fund -- Class
 2.................................      327,461    11.083750     3,629,494
American Funds Global Growth Fund
 -- Class 2........................    4,188,598     1.241944     5,202,004
American Funds Global Small
 Capitalization Fund -- Class 2....    3,048,788     1.638805     4,996,370
American Funds Growth Fund -- Class
 2.................................   19,569,469     1.070088    20,941,054
American Funds Growth-Income Fund
 -- Class 2........................   15,977,809     1.266953    20,243,133
American Funds International Fund
 -- Class 2........................      578,018    18.202405    10,521,325
American Funds New World Fund --
 Class 2...........................      159,657    17.820884     2,845,230
Fidelity VIP Asset Manager
 Portfolio -- Class INIT...........      754,646     2.118302     1,598,567
Fidelity VIP Equity-Income
 Portfolio -- Class INIT...........    7,023,241     2.743539    19,268,536
Fidelity VIP Equity-Income
 Portfolio -- Class SRV2...........        2,028    10.387944        21,069
Fidelity VIP Contrafund Portfolio
 -- Class SRV2.....................       10,890    10.689654       116,411
Fidelity VIP Overseas Portfolio --
 Class INIT........................    1,049,784     2.150376     2,257,429
Fidelity VIP Mid Cap Portfolio --
 Class SRV2........................        3,894    10.631702        41,397
Mutual Shares Securities Fund --
 Class 2...........................      203,621    14.163953     2,884,085
Franklin Small Cap Value Securities
 Fund -- Class 2...................      206,086    16.381351     3,375,967
Hartford Advisers HLS Fund -- Class
 IA................................   11,390,832     2.886947    32,884,727
Hartford Total Return Bond HLS Fund
 -- Class IA.......................   13,338,798     2.254006    30,065,732
Hartford Capital Appreciation HLS
 Fund -- Class IA..................   17,718,110     5.633312    99,811,642
Hartford Disciplined Equity HLS
 Fund -- Class IA..................    1,646,440     1.364817     2,247,089
Hartford Dividend and Growth HLS
 Fund -- Class IA..................    9,224,403     3.380148    31,179,848
Hartford Global Advisers HLS Fund
 -- Class IA.......................       70,188     1.409162        98,907
Hartford Global Leaders HLS Fund --
 Class IA..........................      122,818     1.131997       139,030
Hartford Global Technology HLS Fund
 -- Class IA.......................      133,151     0.823643       109,669
Hartford Growth Opportunities HLS
 Fund -- Class IA..................       96,916    16.452771     1,594,535
Hartford Index HLS Fund -- Class
 IA................................    9,730,753     3.260543    31,727,540
Hartford International Small
 Company HLS Fund -- Class IA......       57,152    17.897193     1,022,857
Hartford International
 Opportunities HLS Fund -- Class
 IA................................    6,189,142     2.366771    14,648,282
Hartford MidCap HLS Fund -- Class
 IA................................    6,435,492     3.252335    20,930,375
Hartford MidCap Value HLS Fund --
 Class IA..........................      132,419    16.116626     2,134,147
Hartford Money Market HLS Fund --
 Class IA..........................   14,550,657     1.599845    23,278,797
Hartford Mortgage Securities HLS
 Fund -- Class IA..................    2,962,603     2.043515     6,054,124
Hartford Small Company HLS Fund --
 Class IA..........................    6,311,609     1.947811    12,293,821
Hartford Stock HLS Fund -- Class
 IA................................   11,361,659     3.354778    38,115,844
Hartford Value Opportunities HLS
 Fund -- Class IA..................      205,345    15.857149     3,256,184
Lord Abbett America's Value
 Portfolio -- Class VC.............          764    10.009346         7,642
Lord Abbett Growth and Income
 Portfolio -- Class VC.............          128    10.370449         1,323
MFS New Discovery Series -- Class
 INIT..............................       82,994    13.585071     1,127,475
MFS Total Return Series -- Class
 INIT..............................      175,685    12.334140     2,166,928
Oppenheimer Capital Appreciation
 Fund -- Class SRV.................          917    10.414050         9,546
Oppenheimer Global Securities Fund
 -- Class SRV......................        5,080    10.710592        54,407
Oppenheimer Main Street Fund --
 Class SRV.........................          462    10.364164         4,784

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                                        UNITS
                                       OWNED BY    UNIT FAIR     CONTRACT
SUB-ACCOUNT                          PARTICIPANTS   VALUE #     LIABILITY
-----------                          ------------  ----------  ------------
Putnam VT Capital Opportunities
 Fund -- Class IB..................       26,080   $15.651902  $    408,203
Putnam VT Diversified Income Fund
 -- Class IA.......................       36,650    19.530112       715,783
Putnam VT Equity Income Fund --
 Class IB..........................       56,284    13.408382       754,677
Putnam VT Global Asset Allocation
 Fund -- Class IA..................      125,619    25.385139     3,188,847
Putnam VT Global Equity Fund --
 Class IA..........................      540,385    24.129019    13,038,961
Putnam VT Global Equity Fund --
 Class IB..........................        1,929    14.331216        27,651
Putnam VT Growth and Income Fund --
 Class IA..........................      976,979    32.040356    31,302,740
Putnam VT Growth and Income Fund --
 Class IB..........................        7,307    13.285600        97,079
Putnam VT Health Sciences Fund --
 Class IA..........................       41,939    13.960596       585,495
Putnam VT High Yield Fund -- Class
 IA................................      310,861    22.734033     7,067,115
Putnam VT High Yield Fund -- Class
 IB................................       33,273    12.463889       414,717
Putnam VT Income Fund -- Class
 IA................................      307,922    20.337007     6,262,201
Putnam VT Income Fund -- Class
 IB................................       20,861    10.640021       221,964
Putnam VT International Equity Fund
 -- Class IA.......................      524,981    15.728136     8,256,972
Putnam VT International Equity Fund
 -- Class IB.......................        6,212    15.439804        95,918
Putnam VT International Growth and
 Income Fund -- Class IA...........       27,245    16.212019       441,691
Putnam VT International New
 Opportunities Fund -- Class IA....       18,814    13.548679       254,903
Putnam VT Investors Fund -- Class
 IA................................       51,180    10.711383       548,214
Putnam VT Money Market Fund --
 Class IA..........................      137,199     1.588794       217,981
Putnam VT New Opportunities Fund --
 Class IA..........................      638,930    22.488065    14,368,299
Putnam VT New Opportunities Fund --
 Class IB..........................        1,666    13.979089        23,284
Putnam VT New Value Fund -- Class
 IA................................       50,670    18.642121       944,598
Putnam VT OTC & Emerging Growth
 Fund -- Class IA..................       48,444     7.077526       342,864
Putnam VT Small Cap Value Fund --
 Class IB..........................        1,631    10.061432        16,411
Putnam VT The George Putnam Fund of
 Boston -- Class IA................       47,141    14.177205       668,326
Putnam VT Utilities Growth and
 Income Fund -- Class IA...........       50,488    24.890887     1,256,682
Putnam VT Vista Fund -- Class IA...       25,729    12.891632       331,683
Putnam VT Voyager Fund -- Class
 IA................................    1,043,240    30.510819    31,830,092
Putnam VT Voyager Fund -- Class
 IB................................       13,947    12.448612       173,625
Van Kampen LIT Comstock Portfolio
 -- Class II.......................        2,368    10.380228        24,585
                                                               ------------
GRAND TOTAL........................                            $592,304,539
                                                               ============

  #  Rounded unit values

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                           ALLIANCEBERNSTEIN VP      AIM V.I.       AIM V.I.         AIM V.I.
                              SMALL/MID CAP          MID CAP         PREMIER        SMALL CAP
                             VALUE PORTFOLIO     CORE EQUITY FUND  EQUITY FUND     EQUITY FUND
                             SUB-ACCOUNT (A)       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT (A)
                           --------------------  ----------------  -----------  ------------------
INVESTMENT INCOME:
  Dividends..............       --$                  $ 10,871        $  521         --$
                                  -----              --------        ------           -----
CAPITAL GAINS INCOME.....       --                     66,453         --            --
                                  -----              --------        ------           -----
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       --                        303         1,558         --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            80                65,802         1,184               4
                                  -----              --------        ------           -----
    Net gain (loss) on
     investments.........            80                66,105         2,742               4
                                  -----              --------        ------           -----
    Net increase
     (decrease) in net
     assets resulting
     from operations.....         $  80              $143,429        $3,263           $   4
                                  =====              ========        ======           =====

(a)  From inception, October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                               AIM V.I.       AMERICAN FUNDS    AMERICAN FUNDS                   AMERICAN FUNDS    AMERICAN FUNDS
                               CAPITAL       ASSET ALLOCATION  BLUE CHIP INCOME  AMERICAN FUNDS  GLOBAL GROWTH      GLOBAL SMALL
                           DEVELOPMENT FUND        FUND        AND GROWTH FUND     BOND FUND          FUND       CAPITALIZATION FUND
                           SUB-ACCOUNT (A)     SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                           ----------------  ----------------  ----------------  --------------  --------------  -------------------
INVESTMENT INCOME:
  Dividends..............      -$-               $165,323          $ 63,549         $122,544        $ 29,797          $ 33,317
                                -----            --------          --------         --------        --------          --------
CAPITAL GAINS INCOME.....      --                 --                --               --              --               --
                                -----            --------          --------         --------        --------          --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --                  (1,190)          151,248           (4,047)           (167)           33,982
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................           3             439,407           179,529          (81,374)        592,621           840,181
                                -----            --------          --------         --------        --------          --------
    Net gain (loss) on
     investments.........           3             438,217           330,777          (85,421)        592,454           874,163
                                -----            --------          --------         --------        --------          --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $   3            $603,540          $394,326         $ 37,123        $622,251          $907,480
                                =====            ========          ========         ========        ========          ========

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           AMERICAN FUNDS  GROWTH-INCOME   INTERNATIONAL     NEW WORLD
                            GROWTH FUND         FUND            FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends..............    $  132,114      $  259,531      $  140,258       $ 28,767
                             ----------      ----------      ----------       --------
CAPITAL GAINS INCOME.....       --               77,835         --             --
                             ----------      ----------      ----------       --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         6,599         (13,960)          2,792         31,810
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     2,744,077         780,168       1,693,016        408,208
                             ----------      ----------      ----------       --------
    Net gain (loss) on
     investments.........     2,750,676         766,208       1,695,808        440,018
                             ----------      ----------      ----------       --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $2,882,790      $1,103,574      $1,836,066       $468,785
                             ==========      ==========      ==========       ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                           FIDELITY VIP   FIDELITY VIP      FIDELITY VIP     FIDELITY VIP     FIDELITY VIP
                           ASSET MANAGER  EQUITY-INCOME      CONTRAFUND        OVERSEAS         MID CAP         MUTUAL SHARES
                             PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       SECURITIES FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT    SUB-ACCOUNT (A)      SUB-ACCOUNT
                           -------------  -------------  ------------------  ------------  ------------------  ---------------
INVESTMENT INCOME:
  Dividends..............    $ 48,079      $  299,525         -$-              $ 14,301        --$                $ 20,354
                             --------      ----------          ------          --------          -----            --------
CAPITAL GAINS INCOME.....         616         658,215         --                 11,192        --                    7,689
                             --------      ----------          ------          --------          -----            --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (42,298)         41,871              (5)          (26,475)       --                    1,751
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      58,909          81,847           1,644           365,346            981             229,860
                             --------      ----------          ------          --------          -----            --------
    Net gain (loss) on
     investments.........      16,611         123,718           1,639           338,871            981             231,611
                             --------      ----------          ------          --------          -----            --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $ 65,306      $1,081,458          $1,639          $364,364          $ 981            $259,654
                             ========      ==========          ======          ========          =====            ========

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                             HARTFORD
                              FRANKLIN       HARTFORD        HARTFORD        CAPITAL
                           SMALL CAP VALUE   ADVISERS      TOTAL RETURN    APPRECIATION
                           SECURITIES FUND   HLS FUND     BOND HLS FUND      HLS FUND
                             SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT (B)   SUB-ACCOUNT
                           ---------------  -----------  ----------------  ------------
INVESTMENT INCOME:
  Dividends..............     $ 23,074      $1,055,869     $ 2,237,857     $   883,507
                              --------      ----------     -----------     -----------
CAPITAL GAINS INCOME.....       18,665       1,889,970         216,395      13,347,075
                              --------      ----------     -----------     -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        2,834        (497,057)         (8,796)      1,669,727
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      185,083        (196,776)     (1,739,759)     (1,991,550)
                              --------      ----------     -----------     -----------
    Net gain (loss) on
     investments.........      187,917        (693,833)     (1,748,555)       (321,823)
                              --------      ----------     -----------     -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $229,656      $2,252,006     $   705,697     $13,908,759
                              ========      ==========     ===========     ===========

(b)  Formerly Hartford Bond HLS Fund Sub-Account. Change effective March 15,
     2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                              HARTFORD           HARTFORD           HARTFORD         HARTFORD         HARTFORD
                             DISCIPLINED    DIVIDEND AND GROWTH  GLOBAL ADVISERS  GLOBAL LEADERS  GLOBAL TECHNOLOGY
                           EQUITY HLS FUND       HLS FUND           HLS FUND         HLS FUND         HLS FUND
                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           ---------------  -------------------  ---------------  --------------  -----------------
INVESTMENT INCOME:
  Dividends..............     $ 26,064          $  571,878           $ 3,999         $ 1,156           $   369
                              --------          ----------           -------         -------           -------
CAPITAL GAINS INCOME.....      --                1,322,646           --               --               --
                              --------          ----------           -------         -------           -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        5,935             103,895            (3,262)          9,653            15,455
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      111,407            (231,687)            1,667          (8,297)           (7,217)
                              --------          ----------           -------         -------           -------
    Net gain (loss) on
     investments.........      117,342            (127,792)           (1,595)          1,356             8,238
                              --------          ----------           -------         -------           -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $143,406          $1,766,732           $ 2,404         $ 2,512           $ 8,607
                              ========          ==========           =======         =======           =======

                                 HARTFORD
                           GROWTH OPPORTUNITIES
                                 HLS FUND
                               SUB-ACCOUNT
                           --------------------
INVESTMENT INCOME:
  Dividends..............        $  3,130
                                 --------
CAPITAL GAINS INCOME.....          98,026
                                 --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........           1,104
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         131,322
                                 --------
    Net gain (loss) on
     investments.........         132,426
                                 --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $233,582
                                 ========

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                          HARTFORD       HARTFORD
                            HARTFORD    INTERNATIONAL  INTERNATIONAL   HARTFORD
                              INDEX     SMALL COMPANY  OPPORTUNITIES    MIDCAP
                            HLS FUND      HLS FUND       HLS FUND      HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -------------  -------------  -----------
INVESTMENT INCOME:
  Dividends..............  $  597,797     $ 23,504      $  --         $   78,552
                           ----------     --------      ----------    ----------
CAPITAL GAINS INCOME.....     994,355      113,328         --          2,874,194
                           ----------     --------      ----------    ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     121,077       14,071         (81,057)      237,266
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................    (319,777)      14,869       1,997,095      (123,493)
                           ----------     --------      ----------    ----------
    Net gain (loss) on
     investments.........    (198,700)      28,940       1,916,038       113,773
                           ----------     --------      ----------    ----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $1,393,452     $165,772      $1,916,038    $3,066,519
                           ==========     ========      ==========    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                             HARTFORD      HARTFORD         HARTFORD          HARTFORD                          HARTFORD
                           MIDCAP VALUE  MONEY MARKET  MORTGAGE SECURITIES  SMALL COMPANY     HARTFORD     VALUE OPPORTUNITIES
                             HLS FUND      HLS FUND         HLS FUND          HLS FUND     STOCK HLS FUND       HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
                           ------------  ------------  -------------------  -------------  --------------  -------------------
INVESTMENT INCOME:
  Dividends..............    $ 12,016      $702,953         $ 230,958        $  --           $  693,202         $ 47,294
                             --------      --------         ---------        ----------      ----------         --------
CAPITAL GAINS INCOME.....     190,162        --              --                 --              --                86,677
                             --------      --------         ---------        ----------      ----------         --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      76,008        --               (12,332)          228,831        (620,321)          18,889
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     (98,820)       --               (91,515)        1,864,421       3,327,477          125,622
                             --------      --------         ---------        ----------      ----------         --------
    Net gain (loss) on
     investments.........     (22,812)       --              (103,847)        2,093,252       2,707,156          144,511
                             --------      --------         ---------        ----------      ----------         --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $179,366      $702,953         $ 127,111        $2,093,252      $3,400,358         $278,482
                             ========      ========         =========        ==========      ==========         ========

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                              LORD ABBETT         LORD ABBETT
                            AMERICA'S VALUE    GROWTH AND INCOME      MFS NEW         MFS TOTAL
                               PORTFOLIO           PORTFOLIO      DISCOVERY SERIES  RETURN SERIES
                            SUB-ACCOUNT (A)     SUB-ACCOUNT (A)     SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------  -----------------  ----------------  -------------
INVESTMENT INCOME:
  Dividends..............        $ 160               $ 13             $--             $ 29,203
                                 -----               ----             -------         --------
CAPITAL GAINS INCOME.....           67                 78             --                57,252
                                 -----               ----             -------         --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --                  --                   4,772             (263)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         (233)               (48)             16,296          (29,326)
                                 -----               ----             -------         --------
    Net gain (loss) on
     investments.........         (233)               (48)             21,068          (29,589)
                                 -----               ----             -------         --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $  (6)              $ 43             $21,068         $ 56,866
                                 =====               ====             =======         ========

(a)  From inception, October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                              OPPENHEIMER        OPPENHEIMER         OPPENHEIMER          PUTNAM VT        PUTNAM VT     PUTNAM VT
                                CAPITAL             GLOBAL           MAIN STREET           CAPITAL        DIVERSIFIED  EQUITY INCOME
                           APPRECIATION FUND   SECURITIES FUND           FUND         OPPORTUNITIES FUND  INCOME FUND      FUND
                            SUB-ACCOUNT (A)    SUB-ACCOUNT (A)     SUB-ACCOUNT (A)       SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT
                           -----------------  ------------------  ------------------  ------------------  -----------  -------------
INVESTMENT INCOME:
  Dividends..............      --$                 -$-                --$                  $--             $ 62,585       $ 5,527
                                 -----              ------              -----              -------         --------       -------
CAPITAL GAINS INCOME.....      --                  --                 --                     1,013           --             7,621
                                 -----              ------              -----              -------         --------       -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --                        1            --                      (186)         (33,384)        5,389
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          (44)              1,499                (15)              32,879           (3,524)       25,086
                                 -----              ------              -----              -------         --------       -------
    Net gain (loss) on
     investments.........          (44)              1,500                (15)              32,693          (36,908)       30,475
                                 -----              ------              -----              -------         --------       -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $ (44)             $1,500              $ (15)             $33,706         $ 25,677       $43,623
                                 =====              ======              =====              =======         ========       =======

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                              PUTNAM VT      PUTNAM VT    PUTNAM VT     PUTNAM VT
                            GLOBAL ASSET      GLOBAL     GROWTH AND      HEALTH
                           ALLOCATION FUND  EQUITY FUND  INCOME FUND  SCIENCES FUND
                             SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           ---------------  -----------  -----------  -------------
INVESTMENT INCOME:
  Dividends..............     $ 46,154      $  129,419   $  560,361      $ 2,112
                              --------      ----------   ----------      -------
CAPITAL GAINS INCOME.....      --               --           --           --
                              --------      ----------   ----------      -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (42,883)       (831,833)    (166,220)      (3,640)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      221,872       1,815,482    1,278,441       79,002
                              --------      ----------   ----------      -------
    Net gain (loss) on
     investments.........      178,989         983,649    1,112,221       75,362
                              --------      ----------   ----------      -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $225,143      $1,113,068   $1,672,582      $77,474
                              ========      ==========   ==========      =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________

                                                                            PUTNAM VT          PUTNAM VT
                                                           PUTNAM VT      INTERNATIONAL      INTERNATIONAL
                              PUTNAM VT      PUTNAM VT   INTERNATIONAL  GROWTH AND INCOME  NEW OPPORTUNITIES    PUTNAM VT
                           HIGH YIELD FUND  INCOME FUND   EQUITY FUND         FUND               FUND         INVESTORS FUND
                             SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  -----------  -------------  -----------------  -----------------  --------------
INVESTMENT INCOME:
  Dividends..............     $ 695,877      $ 227,371     $134,027          $ 4,418           $  2,362          $  6,932
                              ---------      ---------     --------          -------           --------          --------
CAPITAL GAINS INCOME.....       --              73,711       --              --                 --                --
                              ---------      ---------     --------          -------           --------          --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        40,355            684       66,297            1,627            (11,800)          (14,339)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      (476,831)      (132,406)     743,723           50,355             52,164            54,654
                              ---------      ---------     --------          -------           --------          --------
    Net gain (loss) on
     investments.........      (436,476)      (131,722)     810,020           51,982             40,364            40,315
                              ---------      ---------     --------          -------           --------          --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $ 259,401      $ 169,360     $944,047          $56,400           $ 42,726          $ 47,247
                              =========      =========     ========          =======           ========          ========

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                            PUTNAM VT        PUTNAM VT                          PUTNAM VT
                           MONEY MARKET  NEW OPPORTUNITIES    PUTNAM VT      OTC & EMERGING
                               FUND            FUND         NEW VALUE FUND     GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  -----------------  --------------  -----------------
INVESTMENT INCOME:
  Dividends..............     $7,978        $   51,342         $10,497          $--
                              ------        ----------         -------          ---------
CAPITAL GAINS INCOME.....     --              --                --               --
                              ------        ----------         -------          ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     --              (470,932)         11,819           (202,028)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     --             1,765,268          32,816            225,832
                              ------        ----------         -------          ---------
    Net gain (loss) on
     investments.........     --             1,294,336          44,635             23,804
                              ------        ----------         -------          ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $7,978        $1,345,678         $55,132          $  23,804
                              ======        ==========         =======          =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                                                PUTNAM VT
                               PUTNAM VT       THE GEORGE      PUTNAM VT                                     VAN KAMPEN
                               SMALL CAP       PUTNAM FUND  UTILITIES GROWTH   PUTNAM VT    PUTNAM VT       LIT COMSTOCK
                               VALUE FUND       OF BOSTON   AND INCOME FUND   VISTA FUND   VOYAGER FUND      PORTFOLIO
                            SUB-ACCOUNT (A)    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT (A)
                           ------------------  -----------  ----------------  -----------  ------------  ------------------
INVESTMENT INCOME:
  Dividends..............      --$               $17,421        $ 28,490       $ --        $   295,596       --$
                                 -----           -------        --------       --------    -----------         -----
CAPITAL GAINS INCOME.....      --                 --             --              --            --            --
                                 -----           -------        --------       --------    -----------         -----
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --                 16,702          17,334        (98,971)    (2,005,081)            1
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          164            (3,348)         67,288        139,979      3,483,540           302
                                 -----           -------        --------       --------    -----------         -----
    Net gain (loss) on
     investments.........          164            13,354          84,622         41,008      1,478,459           303
                                 -----           -------        --------       --------    -----------         -----
    Net increase
     (decrease) in net
     assets resulting
     from operations.....        $ 164           $30,775        $113,112       $ 41,008    $ 1,774,055         $ 303
                                 =====           =======        ========       ========    ===========         =====

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

                           ALLIANCEBERNSTEIN VP      AIM V.I.       AIM V.I.         AIM V.I.
                              SMALL/MID CAP          MID CAP         PREMIER        SMALL CAP
                             VALUE PORTFOLIO     CORE EQUITY FUND  EQUITY FUND     EQUITY FUND
                             SUB-ACCOUNT (A)       SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT (A)
                           --------------------  ----------------  -----------  ------------------
OPERATIONS:
  Net investment income
   (loss)................       -$-                 $   10,871       $   521         -$-
  Capital gains income...       --                      66,453        --             --
  Net realized gain
   (loss) on security
   transactions..........       --                         303         1,558         --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................             80                65,802         1,184               4
                                 -------            ----------       -------          ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............             80               143,429         3,263               4
                                 -------            ----------       -------          ------
UNIT TRANSACTIONS:
  Purchases..............          1,953               274,425        28,284           1,527
  Net transfers..........         19,496               360,161       (18,266)          1,732
  Surrenders for benefit
   payments and fees.....       --                     (44,995)       (6,363)        --
  Net loan activity......       --                      (1,260)       --             --
  Cost of insurance......           (235)             (122,684)      (10,238)           (110)
                                 -------            ----------       -------          ------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         21,214               465,647        (6,583)          3,149
                                 -------            ----------       -------          ------
  Net increase (decrease)
   in net assets.........         21,294               609,076        (3,320)          3,153
NET ASSETS:
  Beginning of year......       --                   1,564,695        65,098         --
                                 -------            ----------       -------          ------
  End of year............        $21,294            $2,173,771       $61,778          $3,153
                                 =======            ==========       =======          ======

(a)  From inception October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________

                               AIM V.I.       AMERICAN FUNDS    AMERICAN FUNDS                   AMERICAN FUNDS    AMERICAN FUNDS
                               CAPITAL       ASSET ALLOCATION  BLUE CHIP INCOME  AMERICAN FUNDS  GLOBAL GROWTH      GLOBAL SMALL
                           DEVELOPMENT FUND        FUND        AND GROWTH FUND     BOND FUND          FUND       CAPITALIZATION FUND
                           SUB-ACCOUNT (A)     SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                           ----------------  ----------------  ----------------  --------------  --------------  -------------------
OPERATIONS:
  Net investment income
   (loss)................      --$              $  165,323        $   63,549       $  122,544      $   29,797        $   33,317
  Capital gains income...      --                 --                --                --              --               --
  Net realized gain
   (loss) on security
   transactions..........      --                   (1,190)          151,248           (4,047)           (167)           33,982
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................           3              439,407           179,529          (81,374)        592,621           840,181
                                 ----           ----------        ----------       ----------      ----------        ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           3              603,540           394,326           37,123         622,251           907,480
                                 ----           ----------        ----------       ----------      ----------        ----------
UNIT TRANSACTIONS:
  Purchases..............           5              863,365           420,538          405,823         572,216           471,699
  Net transfers..........         259            2,472,716           613,097         (400,938)        568,811           621,929
  Surrenders for benefit
   payments and fees.....      --                 (442,045)       (1,912,797)        (206,736)       (511,097)         (219,388)
  Net loan activity......      --                  (13,278)           (2,854)           9,924           1,509            35,835
  Cost of insurance......          (3)            (441,214)         (345,704)        (377,964)       (334,408)         (243,517)
                                 ----           ----------        ----------       ----------      ----------        ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         261            2,439,544        (1,227,720)        (569,891)        297,031           666,558
                                 ----           ----------        ----------       ----------      ----------        ----------
  Net increase (decrease)
   in net assets.........         264            3,043,084          (833,394)        (532,768)        919,282         1,574,038
NET ASSETS:
  Beginning of year......      --                5,061,752         5,983,950        4,162,262       4,282,722         3,422,332
                                 ----           ----------        ----------       ----------      ----------        ----------
  End of year............        $264           $8,104,836        $5,150,556       $3,629,494      $5,202,004        $4,996,370
                                 ====           ==========        ==========       ==========      ==========        ==========

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                           AMERICAN FUNDS  AMERICAN FUNDS  AMERICAN FUNDS
                           AMERICAN FUNDS  GROWTH-INCOME   INTERNATIONAL     NEW WORLD
                            GROWTH FUND         FUND            FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income
   (loss)................   $   132,114     $   259,531     $   140,258      $   28,767
  Capital gains income...       --               77,835         --              --
  Net realized gain
   (loss) on security
   transactions..........         6,599         (13,960)          2,792          31,810
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     2,744,077         780,168       1,693,016         408,208
                            -----------     -----------     -----------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     2,882,790       1,103,574       1,836,066         468,785
                            -----------     -----------     -----------      ----------
UNIT TRANSACTIONS:
  Purchases..............     2,028,409       2,184,147         857,448         331,129
  Net transfers..........     2,666,969       1,609,926       1,322,225         838,132
  Surrenders for benefit
   payments and fees.....    (1,559,776)     (1,886,114)       (368,862)       (125,558)
  Net loan activity......       (18,803)        (89,888)        (31,649)         13,443
  Cost of insurance......    (1,287,729)     (1,376,534)       (517,507)       (102,806)
                            -----------     -----------     -----------      ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,829,070         441,537       1,261,655         954,340
                            -----------     -----------     -----------      ----------
  Net increase (decrease)
   in net assets.........     4,711,860       1,545,111       3,097,721       1,423,125
NET ASSETS:
  Beginning of year......    16,229,194      18,698,022       7,423,604       1,422,105
                            -----------     -----------     -----------      ----------
  End of year............   $20,941,054     $20,243,133     $10,521,325      $2,845,230
                            ===========     ===========     ===========      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________

                           FIDELITY VIP   FIDELITY VIP      FIDELITY VIP     FIDELITY VIP     FIDELITY VIP
                           ASSET MANAGER  EQUITY-INCOME      CONTRAFUND        OVERSEAS         MID CAP         MUTUAL SHARES
                             PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       SECURITIES FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT (A)    SUB-ACCOUNT    SUB-ACCOUNT (A)      SUB-ACCOUNT
                           -------------  -------------  ------------------  ------------  ------------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................   $   48,079     $   299,525        $--             $   14,301        $--              $   20,354
  Capital gains income...          616         658,215        --                  11,192        --                    7,689
  Net realized gain
   (loss) on security
   transactions..........      (42,298)         41,871              (5)          (26,475)       --                    1,751
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       58,909          81,847           1,644           365,346            981             229,860
                            ----------     -----------        --------        ----------        -------          ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       65,306       1,081,458           1,639           364,364            981             259,654
                            ----------     -----------        --------        ----------        -------          ----------
UNIT TRANSACTIONS:
  Purchases..............          867       1,593,551          12,124               949          3,146             315,136
  Net transfers..........     (127,029)         64,830         109,790          (108,252)        37,736             882,221
  Surrenders for benefit
   payments and fees.....      (95,050)     (1,111,096)              1           (44,313)             2            (172,699)
  Net loan activity......      (10,932)        (90,985)         (5,676)          (36,154)       --                  (35,710)
  Cost of insurance......     (103,060)     (1,147,393)         (1,467)         (121,344)          (468)           (157,711)
                            ----------     -----------        --------        ----------        -------          ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (335,204)       (691,093)        114,772          (309,114)        40,416             831,237
                            ----------     -----------        --------        ----------        -------          ----------
  Net increase (decrease)
   in net assets.........     (269,898)        390,365         116,411            55,250         41,397           1,090,891
NET ASSETS:
  Beginning of year......    1,868,465      18,899,240        --               2,202,179        --                1,793,194
                            ----------     -----------        --------        ----------        -------          ----------
  End of year............   $1,598,567     $19,289,605        $116,411        $2,257,429        $41,397          $2,884,085
                            ==========     ===========        ========        ==========        =======          ==========

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                               HARTFORD
                              FRANKLIN        HARTFORD         HARTFORD        CAPITAL
                           SMALL CAP VALUE    ADVISERS       TOTAL RETURN    APPRECIATION
                           SECURITIES FUND    HLS FUND      BOND HLS FUND      HLS FUND
                             SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT (B)   SUB-ACCOUNT
                           ---------------  -------------  ----------------  ------------
OPERATIONS:
  Net investment income
   (loss)................    $   23,074      $ 1,055,869     $ 2,237,857     $   883,507
  Capital gains income...        18,665        1,889,970         216,395      13,347,075
  Net realized gain
   (loss) on security
   transactions..........         2,834         (497,057)         (8,796)      1,669,727
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       185,083         (196,776)     (1,739,759)     (1,991,550)
                             ----------      -----------     -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       229,656        2,252,006         705,697      13,908,759
                             ----------      -----------     -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............       502,361        2,977,843       2,237,599       6,014,447
  Net transfers..........      (330,289)      (1,582,778)      4,171,810        (891,252)
  Surrenders for benefit
   payments and fees.....      (214,144)      (2,193,955)     (2,189,178)     (9,027,711)
  Net loan activity......        25,692         (423,309)        (26,748)       (737,269)
  Cost of insurance......      (246,141)      (2,484,527)     (1,718,362)     (5,001,598)
                             ----------      -----------     -----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (262,521)      (3,706,726)      2,475,121      (9,643,383)
                             ----------      -----------     -----------     -----------
  Net increase (decrease)
   in net assets.........       (32,865)      (1,454,720)      3,180,818       4,265,376
NET ASSETS:
  Beginning of year......     3,408,832       34,339,447      26,884,914      95,546,266
                             ----------      -----------     -----------     -----------
  End of year............    $3,375,967      $32,884,727     $30,065,732     $99,811,642
                             ==========      ===========     ===========     ===========

(b)  Formerly Hartford Bond HLS Fund Sub-Account. Change effective March 15,
     2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                              HARTFORD           HARTFORD           HARTFORD         HARTFORD         HARTFORD
                             DISCIPLINED    DIVIDEND AND GROWTH  GLOBAL ADVISERS  GLOBAL LEADERS  GLOBAL TECHNOLOGY
                           EQUITY HLS FUND       HLS FUND           HLS FUND         HLS FUND         HLS FUND
                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                           ---------------  -------------------  ---------------  --------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................    $   26,064         $   571,878         $  3,999         $  1,156         $    369
  Capital gains income...       --                1,322,646          --               --               --
  Net realized gain
   (loss) on security
   transactions..........         5,935             103,895           (3,262)           9,653           15,455
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       111,407            (231,687)           1,667           (8,297)          (7,217)
                             ----------         -----------         --------         --------         --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       143,406           1,766,732            2,404            2,512            8,607
                             ----------         -----------         --------         --------         --------
UNIT TRANSACTIONS:
  Purchases..............       227,365           2,203,754               17                1                7
  Net transfers..........        24,758             671,174          (14,490)         (21,923)         (14,830)
  Surrenders for benefit
   payments and fees.....      (117,803)         (2,365,043)          (7,210)          (8,090)         (29,208)
  Net loan activity......         3,294             (63,109)          (3,171)         --                (4,893)
  Cost of insurance......      (175,145)         (1,799,439)          (9,635)         (11,367)          (4,668)
                             ----------         -----------         --------         --------         --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (37,531)         (1,352,663)         (34,489)         (41,379)         (53,592)
                             ----------         -----------         --------         --------         --------
  Net increase (decrease)
   in net assets.........       105,875             414,069          (32,085)         (38,867)         (44,985)
NET ASSETS:
  Beginning of year......     2,141,214          30,765,779          130,992          177,897          154,654
                             ----------         -----------         --------         --------         --------
  End of year............    $2,247,089         $31,179,848         $ 98,907         $139,030         $109,669
                             ==========         ===========         ========         ========         ========

                                 HARTFORD
                           GROWTH OPPORTUNITIES
                                 HLS FUND
                               SUB-ACCOUNT
                           --------------------
OPERATIONS:
  Net investment income
   (loss)................       $    3,130
  Capital gains income...           98,026
  Net realized gain
   (loss) on security
   transactions..........            1,104
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          131,322
                                ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          233,582
                                ----------
UNIT TRANSACTIONS:
  Purchases..............          181,598
  Net transfers..........          611,821
  Surrenders for benefit
   payments and fees.....          (97,729)
  Net loan activity......            7,195
  Cost of insurance......          (83,315)
                                ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          619,570
                                ----------
  Net increase (decrease)
   in net assets.........          853,152
NET ASSETS:
  Beginning of year......          741,383
                                ----------
  End of year............       $1,594,535
                                ==========

_____________________________________ SA-37 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                              HARTFORD       HARTFORD
                              HARTFORD      INTERNATIONAL  INTERNATIONAL   HARTFORD
                                INDEX       SMALL COMPANY  OPPORTUNITIES    MIDCAP
                              HLS FUND        HLS FUND       HLS FUND      HLS FUND
                             SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ---------------  -------------  -------------  -----------
OPERATIONS:
  Net investment income
   (loss)................    $   597,797     $   23,504     $   --        $    78,552
  Capital gains income...        994,355        113,328         --          2,874,194
  Net realized gain
   (loss) on security
   transactions..........        121,077         14,071         (81,057)      237,266
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       (319,777)        14,869       1,997,095      (123,493)
                             -----------     ----------     -----------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      1,393,452        165,772       1,916,038     3,066,519
                             -----------     ----------     -----------   -----------
UNIT TRANSACTIONS:
  Purchases..............      2,621,453         85,751       1,134,183     1,457,857
  Net transfers..........     (1,047,864)       203,196          19,409      (480,403)
  Surrenders for benefit
   payments and fees.....     (2,491,930)       (23,811)     (1,078,059)   (1,071,034)
  Net loan activity......        (40,573)        (5,040)        (87,529)      (80,234)
  Cost of insurance......     (1,819,949)       (72,477)       (792,767)   (1,109,550)
                             -----------     ----------     -----------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (2,778,863)       187,619        (804,763)   (1,283,364)
                             -----------     ----------     -----------   -----------
  Net increase (decrease)
   in net assets.........     (1,385,411)       353,391       1,111,275     1,783,155
NET ASSETS:
  Beginning of year......     33,112,951        669,466      13,537,007    19,147,220
                             -----------     ----------     -----------   -----------
  End of year............    $31,727,540     $1,022,857     $14,648,282   $20,930,375
                             ===========     ==========     ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-38 ____________________________________

                             HARTFORD      HARTFORD         HARTFORD          HARTFORD                          HARTFORD
                           MIDCAP VALUE  MONEY MARKET  MORTGAGE SECURITIES  SMALL COMPANY     HARTFORD     VALUE OPPORTUNITIES
                             HLS FUND      HLS FUND         HLS FUND          HLS FUND     STOCK HLS FUND       HLS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
                           ------------  ------------  -------------------  -------------  --------------  -------------------
OPERATIONS:
  Net investment income
   (loss)................   $   12,016   $   702,953       $  230,958        $   --         $   693,202        $   47,294
  Capital gains income...      190,162       --              --                  --             --                 86,677
  Net realized gain
   (loss) on security
   transactions..........       76,008       --               (12,332)           228,831       (620,321)           18,889
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      (98,820)      --               (91,515)         1,864,421      3,327,477           125,622
                            ----------   -----------       ----------        -----------    -----------        ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      179,366       702,953          127,111          2,093,252      3,400,358           278,482
                            ----------   -----------       ----------        -----------    -----------        ----------
UNIT TRANSACTIONS:
  Purchases..............      224,585    13,334,958          465,255            926,716      3,426,625           253,068
  Net transfers..........     (859,508)  (10,434,772)         342,961            333,066     (1,444,065)          870,579
  Surrenders for benefit
   payments and fees.....      (89,627)   (4,460,576)        (247,467)          (636,196)    (2,568,758)         (422,328)
  Net loan activity......      (22,796)      (47,276)         (25,761)           (63,488)      (209,962)            1,768
  Cost of insurance......     (148,765)   (2,001,982)        (351,409)          (607,836)    (2,487,034)         (155,773)
                            ----------   -----------       ----------        -----------    -----------        ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (896,111)   (3,609,648)         183,579            (47,738)    (3,283,194)          547,314
                            ----------   -----------       ----------        -----------    -----------        ----------
  Net increase (decrease)
   in net assets.........     (716,745)   (2,906,695)         310,690          2,045,514        117,164           825,796
NET ASSETS:
  Beginning of year......    2,850,892    26,185,492        5,743,434         10,248,307     37,998,680         2,430,388
                            ----------   -----------       ----------        -----------    -----------        ----------
  End of year............   $2,134,147   $23,278,797       $6,054,124        $12,293,821    $38,115,844        $3,256,184
                            ==========   ===========       ==========        ===========    ===========        ==========

_____________________________________ SA-39 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                              LORD ABBETT         LORD ABBETT
                            AMERICA'S VALUE    GROWTH AND INCOME      MFS NEW         MFS TOTAL
                               PORTFOLIO           PORTFOLIO      DISCOVERY SERIES  RETURN SERIES
                            SUB-ACCOUNT (A)     SUB-ACCOUNT (A)     SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------  -----------------  ----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................        $  160             $   13           $ --            $   29,203
  Capital gains income...            67                 78             --                57,252
  Net realized gain
   (loss) on security
   transactions..........       --                 --                     4,772            (263)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          (233)               (48)              16,296         (29,326)
                                 ------             ------           ----------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............            (6)                43               21,068          56,866
                                 ------             ------           ----------      ----------
UNIT TRANSACTIONS:
  Purchases..............           867            --                    75,218         211,324
  Net transfers..........         6,890              1,293              243,801         843,584
  Surrenders for benefit
   payments and fees.....       --                 --                   (12,103)       (187,586)
  Net loan activity......       --                 --                    (7,374)         (7,178)
  Cost of insurance......          (109)               (13)             (90,379)       (113,076)
                                 ------             ------           ----------      ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         7,648              1,280              209,163         747,068
                                 ------             ------           ----------      ----------
  Net increase (decrease)
   in net assets.........         7,642              1,323              230,231         803,934
NET ASSETS:
  Beginning of year......       --                 --                   897,244       1,362,994
                                 ------             ------           ----------      ----------
  End of year............        $7,642             $1,323           $1,127,475      $2,166,928
                                 ======             ======           ==========      ==========

(a)  From inception October 3, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-40 ____________________________________

                              OPPENHEIMER        OPPENHEIMER         OPPENHEIMER          PUTNAM VT        PUTNAM VT     PUTNAM VT
                                CAPITAL             GLOBAL           MAIN STREET           CAPITAL        DIVERSIFIED  EQUITY INCOME
                           APPRECIATION FUND   SECURITIES FUND           FUND         OPPORTUNITIES FUND  INCOME FUND      FUND
                            SUB-ACCOUNT (A)    SUB-ACCOUNT (A)     SUB-ACCOUNT (A)       SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT
                           -----------------  ------------------  ------------------  ------------------  -----------  -------------
OPERATIONS:
  Net investment income
   (loss)................      -$-                 $--                 $--                $--              $  62,585     $  5,527
  Capital gains income...      --                  --                  --                     1,013           --            7,621
  Net realized gain
   (loss) on security
   transactions..........      --                        1             --                      (186)         (33,384)       5,389
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          (44)              1,499                  (15)             32,879           (3,524)      25,086
                                ------             -------             --------           ---------        ---------     --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          (44)              1,500                  (15)             33,706           25,677       43,623
                                ------             -------             --------           ---------        ---------     --------
UNIT TRANSACTIONS:
  Purchases..............           30               2,200                   11              42,867            4,926       65,303
  Net transfers..........        9,605              51,075                4,829             186,779          (70,676)     273,986
  Surrenders for benefit
   payments and fees.....      --                  --                  --                    (4,948)         (69,697)     (31,087)
  Net loan activity......      --                  --                  --                      (521)          (2,792)     (15,482)
  Cost of insurance......          (45)               (368)                 (41)            (31,612)         (49,918)     (36,364)
                                ------             -------             --------           ---------        ---------     --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        9,590              52,907                4,799             192,565         (188,157)     256,356
                                ------             -------             --------           ---------        ---------     --------
  Net increase (decrease)
   in net assets.........        9,546              54,407                4,784             226,271         (162,480)     299,979
NET ASSETS:
  Beginning of year......      --                  --                  --                   181,932          878,263      454,698
                                ------             -------             --------           ---------        ---------     --------
  End of year............       $9,546             $54,407             $  4,784           $ 408,203        $ 715,783     $754,677
                                ======             =======             ========           =========        =========     ========

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-41 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                              PUTNAM VT                           PUTNAM VT       PUTNAM VT
                            GLOBAL ASSET        PUTNAM VT         GROWTH AND       HEALTH
                           ALLOCATION FUND  GLOBAL EQUITY FUND   INCOME FUND    SCIENCES FUND
                             SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           ---------------  ------------------  --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $   46,154        $   129,419       $   560,361      $   2,112
  Capital gains income...       --                --                 --             --
  Net realized gain
   (loss) on security
   transactions..........       (42,883)          (831,833)         (166,220)        (3,640)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       221,872          1,815,482         1,278,441         79,002
                             ----------        -----------       -----------      ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       225,143          1,113,068         1,672,582         77,474
                             ----------        -----------       -----------      ---------
UNIT TRANSACTIONS:
  Purchases..............         1,976            919,527         2,327,036            165
  Net transfers..........       (21,628)          (317,111)         (963,668)       (82,762)
  Surrenders for benefit
   payments and fees.....      (322,765)          (924,321)       (1,835,189)       (82,607)
  Net loan activity......       (17,452)          (189,260)         (220,708)        (1,837)
  Cost of insurance......      (139,870)          (728,479)       (2,010,964)       (41,501)
                             ----------        -----------       -----------      ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (499,739)        (1,239,644)       (2,703,493)      (208,542)
                             ----------        -----------       -----------      ---------
  Net increase (decrease)
   in net assets.........      (274,596)          (126,576)       (1,030,911)      (131,068)
NET ASSETS:
  Beginning of year......     3,463,443         13,193,188        32,430,730        716,563
                             ----------        -----------       -----------      ---------
  End of year............    $3,188,847        $13,066,612       $31,399,819      $ 585,495
                             ==========        ===========       ===========      =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-42 ____________________________________

                                                                            PUTNAM VT          PUTNAM VT
                                                           PUTNAM VT      INTERNATIONAL      INTERNATIONAL
                              PUTNAM VT      PUTNAM VT   INTERNATIONAL  GROWTH AND INCOME  NEW OPPORTUNITIES    PUTNAM VT
                           HIGH YIELD FUND  INCOME FUND   EQUITY FUND         FUND               FUND         INVESTORS FUND
                             SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  -----------  -------------  -----------------  -----------------  --------------
OPERATIONS:
  Net investment income
   (loss)................    $   695,877    $  227,371    $  134,027        $  4,418           $  2,362          $  6,932
  Capital gains income...       --              73,711       --              --                 --                --
  Net realized gain
   (loss) on security
   transactions..........         40,355           684        66,297           1,627            (11,800)          (14,339)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       (476,831)     (132,406)      743,723          50,355             52,164            54,654
                             -----------    ----------    ----------        --------           --------          --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        259,401       169,360       944,047          56,400             42,726            47,247
                             -----------    ----------    ----------        --------           --------          --------
UNIT TRANSACTIONS:
  Purchases..............        635,387       529,594       605,721             714                502               939
  Net transfers..........       (897,084)      (78,799)     (215,710)         (9,711)           (35,277)          (20,803)
  Surrenders for benefit
   payments and fees.....       (535,485)     (362,727)     (520,317)        (14,672)            (9,461)          (14,425)
  Net loan activity......        (15,324)          272       (71,125)         (1,743)              (422)           (5,752)
  Cost of insurance......       (531,985)     (417,203)     (431,441)        (15,286)           (16,575)          (37,274)
                             -----------    ----------    ----------        --------           --------          --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (1,344,491)     (328,863)     (632,872)        (40,698)           (61,233)          (77,315)
                             -----------    ----------    ----------        --------           --------          --------
  Net increase (decrease)
   in net assets.........     (1,085,090)     (159,503)      311,175          15,702            (18,507)          (30,068)
NET ASSETS:
  Beginning of year......      8,566,922     6,643,668     8,041,715         425,989            273,410           578,282
                             -----------    ----------    ----------        --------           --------          --------
  End of year............    $ 7,481,832    $6,484,165    $8,352,890        $441,691           $254,903          $548,214
                             ===========    ==========    ==========        ========           ========          ========

_____________________________________ SA-43 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                            PUTNAM VT        PUTNAM VT                          PUTNAM VT
                           MONEY MARKET  NEW OPPORTUNITIES    PUTNAM VT      OTC & EMERGING
                               FUND            FUND         NEW VALUE FUND     GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  -----------------  --------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................   $   7,978       $    51,342       $   10,497        $--
  Capital gains income...      --              --                --              --
  Net realized gain
   (loss) on security
   transactions..........      --              (470,932)          11,819         (202,028)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      --             1,765,268           32,816          225,832
                            ---------       -----------       ----------        ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       7,978         1,345,678           55,132           23,804
                            ---------       -----------       ----------        ---------
UNIT TRANSACTIONS:
  Purchases..............         666         1,479,705              217            1,857
  Net transfers..........    (186,154)       (1,165,738)         (18,628)         (29,305)
  Surrenders for benefit
   payments and fees.....     (10,674)       (1,533,264)         (71,610)         (17,413)
  Net loan activity......         (26)         (172,763)         (11,333)          (5,508)
  Cost of insurance......     (32,072)         (921,118)         (49,026)         (22,920)
                            ---------       -----------       ----------        ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (228,260)       (2,313,178)        (150,380)         (73,289)
                            ---------       -----------       ----------        ---------
  Net increase (decrease)
   in net assets.........    (220,282)         (967,500)         (95,248)         (49,485)
NET ASSETS:
  Beginning of year......     438,263        15,359,083        1,039,846          392,349
                            ---------       -----------       ----------        ---------
  End of year............   $ 217,981       $14,391,583       $  944,598        $ 342,864
                            =========       ===========       ==========        =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-44 ____________________________________

                                                PUTNAM VT
                               PUTNAM VT       THE GEORGE      PUTNAM VT                                     VAN KAMPEN
                               SMALL CAP       PUTNAM FUND  UTILITIES GROWTH   PUTNAM VT    PUTNAM VT       LIT COMSTOCK
                               VALUE FUND       OF BOSTON   AND INCOME FUND   VISTA FUND   VOYAGER FUND      PORTFOLIO
                            SUB-ACCOUNT (A)    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT (A)
                           ------------------  -----------  ----------------  -----------  ------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................       $--             $ 17,421       $   28,490      $ --        $   295,596        $--
  Capital gains income...       --                --             --              --            --             --
  Net realized gain
   (loss) on security
   transactions..........       --                16,702           17,334       (98,971)    (2,005,081)             1
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................           164           (3,348)          67,288       139,979      3,483,540            302
                                -------         --------       ----------      --------    -----------        -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           164           30,775          113,112        41,008      1,774,055            303
                                -------         --------       ----------      --------    -----------        -------
UNIT TRANSACTIONS:
  Purchases..............           489              276            1,109           274      2,720,926            323
  Net transfers..........        16,222          (76,033)         (34,713)      (60,657)    (1,631,843)        24,183
  Surrenders for benefit
   payments and fees.....       --               (37,230)         (92,095)      (10,415)    (2,970,374)            (3)
  Net loan activity......       --                (7,500)          (2,899)       (6,444)      (261,302)       --
  Cost of insurance......          (464)         (58,386)         (67,935)      (22,481)    (1,940,105)          (221)
                                -------         --------       ----------      --------    -----------        -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        16,247         (178,873)        (196,533)      (99,723)    (4,082,698)        24,282
                                -------         --------       ----------      --------    -----------        -------
  Net increase (decrease)
   in net assets.........        16,411         (148,098)         (83,421)      (58,715)    (2,308,643)        24,585
NET ASSETS:
  Beginning of year......       --               816,424        1,340,103       390,398     34,312,360        --
                                -------         --------       ----------      --------    -----------        -------
  End of year............       $16,411         $668,326       $1,256,682      $331,683    $32,003,717        $24,585
                                =======         ========       ==========      ========    ===========        =======

(a)  From inception October 3, 2005 to December 31, 2005.

_____________________________________ SA-45 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2004

                             AIM V.I.     AIM V.I.     AMERICAN FUNDS    AMERICAN FUNDS
                           MID CAP CORE    PREMIER    ASSET ALLOCATION  BLUE CHIP INCOME
                           EQUITY FUND   EQUITY FUND        FUND        AND GROWTH FUND
                           SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  -----------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................   $    2,297    $    295       $   90,881        $   15,142
  Capital gains income...       67,790      --             --                --
  Net realized gain
   (loss) on security
   transactions..........      (12,930)        109             (130)              260
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       96,449       4,468          253,022           562,176
                            ----------    --------       ----------        ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      153,606       4,872          343,773           577,578
                            ----------    --------       ----------        ----------
UNIT TRANSACTIONS:
  Purchases..............      187,002      22,996          513,229           306,338
  Net transfers..........    1,093,362      27,282        2,299,940         3,961,974
  Surrenders for benefit
   payments and fees.....      (16,179)       (631)        (153,659)          (40,219)
  Net loan activity......      (22,091)     --              (39,253)          (12,075)
  Cost of insurance......      (73,712)    (10,238)        (270,166)         (238,821)
                            ----------    --------       ----------        ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    1,168,382      39,409        2,350,091         3,977,197
                            ----------    --------       ----------        ----------
  Net increase (decrease)
   in net assets.........    1,321,988      44,281        2,693,864         4,554,775
NET ASSETS:
  Beginning of year......      242,707      20,817        2,367,888         1,429,175
                            ----------    --------       ----------        ----------
  End of year............   $1,564,695    $ 65,098       $5,061,752        $5,983,950
                            ==========    ========       ==========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-46 ____________________________________

                                                           AMERICAN FUNDS
                                           AMERICAN FUNDS   GLOBAL SMALL                   AMERICAN FUNDS  AMERICAN FUNDS
                           AMERICAN FUNDS  GLOBAL GROWTH   CAPITALIZATION  AMERICAN FUNDS  GROWTH-INCOME   INTERNATIONAL
                             BOND FUND          FUND            FUND        GROWTH FUND         FUND            FUND
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income
   (loss)................    $   89,256      $   18,444      $  --          $    25,825     $   154,610      $   86,162
  Capital gains income...       --              --              --              --              --              --
  Net realized gain
   (loss) on security
   transactions..........           242          15,706          23,626          15,248           6,791             733
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................        64,379         457,219         507,258       1,686,222       1,530,254         930,418
                             ----------      ----------      ----------     -----------     -----------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       153,877         491,369         530,884       1,727,295       1,691,655       1,017,313
                             ----------      ----------      ----------     -----------     -----------      ----------
UNIT TRANSACTIONS:
  Purchases..............       338,862         519,672         324,814       1,609,971       1,922,776         686,318
  Net transfers..........     2,464,623           6,331         379,370       3,446,506       2,852,181       4,503,955
  Surrenders for benefit
   payments and fees.....       (38,842)       (511,903)       (416,395)     (1,271,360)     (1,354,160)       (260,964)
  Net loan activity......        (7,244)        139,969         148,889         (51,386)       (158,075)          4,783
  Cost of insurance......      (283,069)       (283,075)       (179,435)     (1,031,467)     (1,256,424)       (327,628)
                             ----------      ----------      ----------     -----------     -----------      ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     2,474,330        (129,006)        257,243       2,702,264       2,006,298       4,606,464
                             ----------      ----------      ----------     -----------     -----------      ----------
  Net increase (decrease)
   in net assets.........     2,628,207         362,363         788,127       4,429,559       3,697,953       5,623,777
NET ASSETS:
  Beginning of year......     1,534,055       3,920,359       2,634,205      11,799,635      15,000,069       1,799,827
                             ----------      ----------      ----------     -----------     -----------      ----------
  End of year............    $4,162,262      $4,282,722      $3,422,332     $16,229,194     $18,698,022      $7,423,604
                             ==========      ==========      ==========     ===========     ===========      ==========


                           AMERICAN FUNDS
                             NEW WORLD
                                FUND
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................    $   12,820
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........           (58)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       162,255
                             ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       175,017
                             ----------
UNIT TRANSACTIONS:
  Purchases..............       101,375
  Net transfers..........     1,011,743
  Surrenders for benefit
   payments and fees.....       (87,945)
  Net loan activity......       (29,344)
  Cost of insurance......       (45,200)
                             ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       950,629
                             ----------
  Net increase (decrease)
   in net assets.........     1,125,646
NET ASSETS:
  Beginning of year......       296,459
                             ----------
  End of year............    $1,422,105
                             ==========

_____________________________________ SA-47 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                           FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                           ASSET MANAGER  EQUITY-INCOME    OVERSEAS     MUTUAL SHARES
                             PORTFOLIO      PORTFOLIO     PORTFOLIO    SECURITIES FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  -------------  ------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................   $   60,306     $   271,888   $    34,174     $   10,038
  Capital gains income...      --               64,951       --             --
  Net realized gain
   (loss) on security
   transactions..........     (104,342)         62,006      (363,232)           110
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      148,410       1,564,723       598,896        153,658
                            ----------     -----------   -----------     ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      104,374       1,963,568       269,838        163,806
                            ----------     -----------   -----------     ----------
UNIT TRANSACTIONS:
  Purchases..............      --            1,767,163        25,244        212,226
  Net transfers..........     (329,424)       (140,356)   (1,225,391)     1,016,423
  Surrenders for benefit
   payments and fees.....     (110,375)     (1,136,179)       75,807        (14,621)
  Net loan activity......      (36,023)         31,553        57,501        (41,168)
  Cost of insurance......     (128,732)     (1,148,879)     (139,821)       (93,693)
                            ----------     -----------   -----------     ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (604,554)       (626,698)   (1,206,660)     1,079,167
                            ----------     -----------   -----------     ----------
  Net increase (decrease)
   in net assets.........     (500,180)      1,336,870      (936,822)     1,242,973
NET ASSETS:
  Beginning of year......    2,368,645      17,562,370     3,139,001        550,221
                            ----------     -----------   -----------     ----------
  End of year............   $1,868,465     $18,899,240   $ 2,202,179     $1,793,194
                            ==========     ===========   ===========     ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-48 ____________________________________

                                                                            HARTFORD
                           FRANKLIN SMALL     HARTFORD       HARTFORD       CAPITAL        HARTFORD           HARTFORD
                              CAP VALUE       ADVISERS         BOND       APPRECIATION    DISCIPLINED    DIVIDEND AND GROWTH
                           SECURITIES FUND    HLS FUND       HLS FUND       HLS FUND    EQUITY HLS FUND       HLS FUND
                             SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                           ---------------  -------------  -------------  ------------  ---------------  -------------------
OPERATIONS:
  Net investment income
   (loss)................    $    3,265      $   698,522    $ 1,331,402   $   298,049     $   22,409         $   393,462
  Capital gains income...       --               --             734,074       --             --                --
  Net realized gain
   (loss) on security
   transactions..........         2,122         (102,047)        90,518       778,846          4,319             234,815
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       518,250          648,482       (859,435)   14,713,597        138,962           2,776,118
                             ----------      -----------    -----------   -----------     ----------         -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       523,637        1,244,957      1,296,559    15,790,492        165,690           3,404,395
                             ----------      -----------    -----------   -----------     ----------         -----------
UNIT TRANSACTIONS:
  Purchases..............       217,423        3,341,409      2,231,489     6,206,037        241,234           2,186,444
  Net transfers..........     2,460,494         (990,894)    (2,014,848)   (5,407,777)        88,863            (851,236)
  Surrenders for benefit
   payments and fees.....      (140,214)      (2,131,220)    (1,420,746)   (6,083,964)      (134,137)         (1,403,617)
  Net loan activity......        (2,385)        (201,880)       (90,912)     (908,702)       (14,867)           (122,049)
  Cost of insurance......      (137,760)      (2,534,348)    (1,692,077)   (4,902,589)      (165,897)         (1,733,716)
                             ----------      -----------    -----------   -----------     ----------         -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     2,397,558       (2,516,933)    (2,987,094)  (11,096,995)        15,196          (1,924,174)
                             ----------      -----------    -----------   -----------     ----------         -----------
  Net increase (decrease)
   in net assets.........     2,921,195       (1,271,976)    (1,690,535)    4,693,497        180,886           1,480,221
NET ASSETS:
  Beginning of year......       487,637       35,611,423     28,575,449    90,852,769      1,960,328          29,285,558
                             ----------      -----------    -----------   -----------     ----------         -----------
  End of year............    $3,408,832      $34,339,447    $26,884,914   $95,546,266     $2,141,214         $30,765,779
                             ==========      ===========    ===========   ===========     ==========         ===========


                              HARTFORD
                           GLOBAL ADVISERS
                              HLS FUND
                             SUB-ACCOUNT
                           ---------------
OPERATIONS:
  Net investment income
   (loss)................     $     24
  Capital gains income...      --
  Net realized gain
   (loss) on security
   transactions..........       (4,005)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       19,659
                              --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       15,678
                              --------
UNIT TRANSACTIONS:
  Purchases..............           20
  Net transfers..........       (4,805)
  Surrenders for benefit
   payments and fees.....           90
  Net loan activity......       (4,291)
  Cost of insurance......      (11,572)
                              --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (20,558)
                              --------
  Net increase (decrease)
   in net assets.........       (4,880)
NET ASSETS:
  Beginning of year......      135,872
                              --------
  End of year............     $130,992
                              ========

_____________________________________ SA-49 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                              HARTFORD         HARTFORD             HARTFORD            HARTFORD
                           GLOBAL LEADERS  GLOBAL TECHNOLOGY  GROWTH OPPORTUNITIES       INDEX
                              HLS FUND         HLS FUND             HLS FUND            HLS FUND
                            SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                           --------------  -----------------  --------------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................     $    894         $--                  $--               $   400,232
  Capital gains income...      --               --                  --                    106,201
  Net realized gain
   (loss) on security
   transactions..........        6,025            21,682             (24,974)              95,907
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       25,321           (24,106)             95,519            2,612,242
                              --------         ---------            --------          -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       32,240            (2,424)             70,545            3,214,582
                              --------         ---------            --------          -----------
UNIT TRANSACTIONS:
  Purchases..............      --                (44,640)            124,346            2,811,874
  Net transfers..........      (36,275)          (53,520)            335,205            4,207,197
  Surrenders for benefit
   payments and fees.....        8,073           (16,209)            (38,169)          (2,530,187)
  Net loan activity......      --                 (4,658)             (9,973)            (262,280)
  Cost of insurance......      (14,008)           (7,121)            (52,400)          (1,770,872)
                              --------         ---------            --------          -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (42,210)         (126,148)            359,009            2,455,732
                              --------         ---------            --------          -----------
  Net increase (decrease)
   in net assets.........       (9,970)         (128,572)            429,554            5,670,314
NET ASSETS:
  Beginning of year......      187,867           283,226             311,829           27,442,637
                              --------         ---------            --------          -----------
  End of year............     $177,897         $ 154,654            $741,383          $33,112,951
                              ========         =========            ========          ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-50 ____________________________________

                             HARTFORD       HARTFORD
                           INTERNATIONAL  INTERNATIONAL   HARTFORD      HARTFORD      HARTFORD         HARTFORD          HARTFORD
                           SMALL COMPANY  OPPORTUNITIES    MIDCAP     MIDCAP VALUE  MONEY MARKET  MORTGAGE SECURITIES  SMALL COMPANY
                             HLS FUND       HLS FUND      HLS FUND      HLS FUND      HLS FUND         HLS FUND          HLS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                           -------------  -------------  -----------  ------------  ------------  -------------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $ --          $    89,689   $    46,452   $    1,415   $   276,243       $   300,404       $   --
  Capital gains income...       9,441          --            --            16,465       --                 11,066           --
  Net realized gain
   (loss) on security
   transactions..........       6,185         (633,687)       47,968       (9,527)      --                (13,908)          376,169
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      76,060        2,664,012     2,609,391      298,701       --                (72,400)          785,270
                             --------      -----------   -----------   ----------   -----------       -----------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      91,686        2,120,014     2,703,811      307,054       276,243           225,162         1,161,439
                             --------      -----------   -----------   ----------   -----------       -----------       -----------
UNIT TRANSACTIONS:
  Purchases..............      68,850        1,188,282     1,635,137      147,398    17,068,727           544,581           954,726
  Net transfers..........     279,411         (819,262)     (250,110)   2,075,373   (11,272,722)          860,654          (910,280)
  Surrenders for benefit
   payments and fees.....     (15,019)        (983,936)     (851,552)     (46,489)   (8,590,145)       (1,010,006)         (812,093)
  Net loan activity......      (5,380)         (68,733)      (91,799)     (63,042)   (1,313,599)         (150,057)          (21,134)
  Cost of insurance......     (48,363)        (740,239)   (1,056,861)    (106,882)   (2,441,660)         (348,600)         (603,368)
                             --------      -----------   -----------   ----------   -----------       -----------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     279,499       (1,423,888)     (615,185)   2,006,358    (6,549,399)         (103,428)       (1,392,149)
                             --------      -----------   -----------   ----------   -----------       -----------       -----------
  Net increase (decrease)
   in net assets.........     371,185          696,126     2,088,626    2,313,412    (6,273,156)          121,734          (230,710)
NET ASSETS:
  Beginning of year......     298,281       12,840,881    17,058,594      537,480    32,458,648         5,621,700        10,479,017
                             --------      -----------   -----------   ----------   -----------       -----------       -----------
  End of year............    $669,466      $13,537,007   $19,147,220   $2,850,892   $26,185,492       $ 5,743,434       $10,248,307
                             ========      ===========   ===========   ==========   ===========       ===========       ===========

_____________________________________ SA-51 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                            HARTFORD         HARTFORD
                              STOCK     VALUE OPPORTUNITIES      MFS NEW         MFS TOTAL
                            HLS FUND         HLS FUND        DISCOVERY SERIES  RETURN SERIES
                           SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  -------------------  ----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   403,125      $    4,421           $--            $   12,335
  Capital gains income...      --             --                  --               --
  Net realized gain
   (loss) on security
   transactions..........   (1,438,392)         (8,273)            (1,072)            (340)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................    2,542,298         287,780             54,121          100,130
                           -----------      ----------           --------       ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    1,507,031         283,928             53,049          112,125
                           -----------      ----------           --------       ----------
UNIT TRANSACTIONS:
  Purchases..............    3,897,362         118,981             74,432          114,797
  Net transfers..........   (2,455,390)      2,063,592            674,818          595,348
  Surrenders for benefit
   payments and fees.....   (2,267,429)       (129,066)           (10,370)         (46,552)
  Net loan activity......     (300,201)        (14,331)             1,223           (9,655)
  Cost of insurance......   (2,608,825)        (69,134)           (37,678)         (63,948)
                           -----------      ----------           --------       ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (3,734,483)      1,970,042            702,425          589,990
                           -----------      ----------           --------       ----------
  Net increase (decrease)
   in net assets.........   (2,227,452)      2,253,970            755,474          702,115
NET ASSETS:
  Beginning of year......   40,226,132         176,418            141,770          660,879
                           -----------      ----------           --------       ----------
  End of year............  $37,998,680      $2,430,388           $897,244       $1,362,994
                           ===========      ==========           ========       ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-52 ____________________________________

                             PUTNAM VT                                 PUTNAM VT
                              CAPITAL      PUTNAM VT     PUTNAM VT    GLOBAL ASSET    PUTNAM VT     PUTNAM VT     PUTNAM VT
                           OPPORTUNITIES  DIVERSIFIED  EQUITY INCOME   ALLOCATION   GLOBAL EQUITY  GROWTH AND      HEALTH
                               FUND       INCOME FUND      FUND           FUND          FUND       INCOME FUND  SCIENCES FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  -----------  -------------  ------------  -------------  -----------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $    336     $   95,381     $    455     $   131,985    $   286,918   $   589,828    $   3,275
  Capital gains income...       5,617         --           --             --             --            --           --
  Net realized gain
   (loss) on security
   transactions..........         409        (53,472)       2,166        (299,156)    (1,630,420)     (787,599)     (74,338)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      16,271         45,559       46,435         496,268      3,022,982     3,682,481      122,888
                             --------     ----------     --------     -----------    -----------   -----------    ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      22,633         87,468       49,056         329,097      1,679,480     3,484,710       51,825
                             --------     ----------     --------     -----------    -----------   -----------    ---------
UNIT TRANSACTIONS:
  Purchases..............      27,543            581       58,309              40      1,121,252     2,768,691          563
  Net transfers..........      86,795       (284,667)      77,635        (624,388)    (1,110,391)   (2,527,599)     (63,321)
  Surrenders for benefit
   payments and fees.....      (4,441)       (22,570)     (34,606)       (840,320)    (1,424,527)   (4,130,706)    (168,420)
  Net loan activity......        (582)       (15,575)     (16,482)        (10,713)       102,705       208,540       (7,017)
  Cost of insurance......     (12,688)       (57,527)     (20,800)       (183,757)      (751,893)   (2,111,908)     (60,173)
                             --------     ----------     --------     -----------    -----------   -----------    ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      96,627       (379,758)      64,056      (1,659,138)    (2,062,854)   (5,792,982)    (298,368)
                             --------     ----------     --------     -----------    -----------   -----------    ---------
  Net increase (decrease)
   in net assets.........     119,260       (292,290)     113,112      (1,330,041)      (383,374)   (2,308,272)    (246,543)
NET ASSETS:
  Beginning of year......      62,672      1,170,553      341,586       4,793,484     13,576,562    34,739,002      963,106
                             --------     ----------     --------     -----------    -----------   -----------    ---------
  End of year............    $181,932     $  878,263     $454,698     $ 3,463,443    $13,193,188   $32,430,730    $ 716,563
                             ========     ==========     ========     ===========    ===========   ===========    =========

_____________________________________ SA-53 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                             PUTNAM VT
                                                            PUTNAM VT      INTERNATIONAL
                              PUTNAM VT      PUTNAM VT    INTERNATIONAL  GROWTH AND INCOME
                           HIGH YIELD FUND  INCOME FUND    EQUITY FUND         FUND
                             SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  ------------  -------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................    $   751,364    $   297,406    $   126,315       $   5,771
  Capital gains income...       --              --             --             --
  Net realized gain
   (loss) on security
   transactions..........         33,280        (39,958)       483,032           2,353
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................        101,737         71,625        584,512          72,787
                             -----------    -----------    -----------       ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        886,381        329,073      1,193,859          80,911
                             -----------    -----------    -----------       ---------
UNIT TRANSACTIONS:
  Purchases..............        546,564        596,699        721,573        --
  Net transfers..........       (408,029)       579,139     (2,775,491)        (66,580)
  Surrenders for benefit
   payments and fees.....       (570,885)    (1,528,159)      (593,324)        (15,280)
  Net loan activity......        (96,980)      (207,296)       (67,012)         (4,467)
  Cost of insurance......       (550,930)      (419,044)      (438,550)        (17,697)
                             -----------    -----------    -----------       ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (1,080,260)      (978,661)    (3,152,804)       (104,024)
                             -----------    -----------    -----------       ---------
  Net increase (decrease)
   in net assets.........       (193,879)      (649,588)    (1,958,945)        (23,113)
NET ASSETS:
  Beginning of year......      8,760,801      7,293,256     10,000,660         449,102
                             -----------    -----------    -----------       ---------
  End of year............    $ 8,566,922    $ 6,643,668    $ 8,041,715       $ 425,989
                             ===========    ===========    ===========       =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-54 ____________________________________

                               PUTNAM VT                                      PUTNAM VT
                             INTERNATIONAL                     PUTNAM VT         NEW        PUTNAM VT     PUTNAM VT
                           NEW OPPORTUNITIES    PUTNAM VT     MONEY MARKET  OPPORTUNITIES   NEW VALUE   OTC & EMERGING
                                 FUND         INVESTORS FUND      FUND          FUND          FUND       GROWTH FUND
                              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------------  --------------  ------------  -------------  -----------  --------------
OPERATIONS:
  Net investment income
   (loss)................     $     4,104       $   4,572      $   5,831     $   --        $   12,201     $ --
  Capital gains income...        --               --              --             --            --           --
  Net realized gain
   (loss) on security
   transactions..........         (98,659)       (141,374)        --          (1,825,029)      91,922      (879,724)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         128,704         208,699         --           3,221,695       46,498       907,862
                              -----------       ---------      ---------     -----------   ----------     ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          34,149          71,897          5,831       1,396,666      150,621        28,138
                              -----------       ---------      ---------     -----------   ----------     ---------
UNIT TRANSACTIONS:
  Purchases..............               1         --              --           1,853,725        1,441            14
  Net transfers..........         (78,581)        (42,871)      (185,444)     (2,416,671)    (545,258)     (169,892)
  Surrenders for benefit
   payments and fees.....         (55,800)       (142,894)      (397,622)     (1,554,257)      25,390       (35,941)
  Net loan activity......          (2,001)        (17,378)       (10,124)       (284,465)     (21,165)       (5,890)
  Cost of insurance......         (19,597)        (46,334)       (62,394)     (1,030,332)     (69,028)      (39,734)
                              -----------       ---------      ---------     -----------   ----------     ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (155,978)       (249,477)      (655,584)     (3,432,000)    (608,620)     (251,443)
                              -----------       ---------      ---------     -----------   ----------     ---------
  Net increase (decrease)
   in net assets.........        (121,829)       (177,580)      (649,753)     (2,035,334)    (457,999)     (223,305)
NET ASSETS:
  Beginning of year......         395,239         755,862      1,088,016      17,394,417    1,497,845       615,654
                              -----------       ---------      ---------     -----------   ----------     ---------
  End of year............     $   273,410       $ 578,282      $ 438,263     $15,359,083   $1,039,846     $ 392,349
                              ===========       =========      =========     ===========   ==========     =========

                           PUTNAM VT THE
                              GEORGE
                            PUTNAM FUND
                             OF BOSTON
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment income
   (loss)................    $  18,471
  Capital gains income...      --
  Net realized gain
   (loss) on security
   transactions..........       14,988
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       36,354
                             ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       69,813
                             ---------
UNIT TRANSACTIONS:
  Purchases..............      --
  Net transfers..........      (95,578)
  Surrenders for benefit
   payments and fees.....      (82,778)
  Net loan activity......      --
  Cost of insurance......      (74,388)
                             ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (252,744)
                             ---------
  Net increase (decrease)
   in net assets.........     (182,931)
NET ASSETS:
  Beginning of year......      999,355
                             ---------
  End of year............    $ 816,424
                             =========

_____________________________________ SA-55 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                              PUTNAM VT
                           UTILITIES GROWTH
                              AND INCOME      PUTNAM VT    PUTNAM VT
                                 FUND        VISTA FUND   VOYAGER FUND
                             SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT
                           ----------------  -----------  ------------
OPERATIONS:
  Net investment income
   (loss)................     $   39,863      $  --       $   172,940
  Capital gains income...       --               --           --
  Net realized gain
   (loss) on security
   transactions..........        (99,420)      (243,120)   (4,933,689)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................        343,877        315,401     6,363,241
                              ----------      ---------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        284,320         72,281     1,602,492
                              ----------      ---------   -----------
UNIT TRANSACTIONS:
  Purchases..............           (277)            21     3,344,778
  Net transfers..........       (180,251)      (108,266)   (5,546,916)
  Surrenders for benefit
   payments and fees.....       (432,837)       (79,742)   (2,945,813)
  Net loan activity......        (33,568)        (2,097)     (185,830)
  Cost of insurance......        (73,750)       (33,014)   (2,220,756)
                              ----------      ---------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (720,683)      (223,098)   (7,554,537)
                              ----------      ---------   -----------
  Net increase (decrease)
   in net assets.........       (436,363)      (150,817)   (5,952,045)
NET ASSETS:
  Beginning of year......      1,776,466        541,215    40,264,405
                              ----------      ---------   -----------
  End of year............     $1,340,103      $ 390,398   $34,312,360
                              ==========      =========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-56 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

 1.  ORGANIZATION:

    Separate Account VL I (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): AllianceBernstein VP Small/Mid Cap Value Portfolio, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Premier Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Capital Development Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, Fidelity VIP Asset Manager Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP Mid Cap Portfolio, Mutual Shares Securities Fund, Franklin Small Cap Value Securities Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Index HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford Mid Cap HLS Fund, Hartford Mid Cap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Value Opportunities HLS Fund, Lord Abbett America's Value Portfolio, Lord Abbett Growth and Income Portfolio, MFS New Discovery Series, MFS Total Return Series, Oppenheimer Capital Appreciation Fund, Oppenheimer Global Securities Fund, Oppenheimer Main Street Fund, Putnam VT Capital Opportunities Fund, Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund and Van Kampen LIT Comstock Portfolio.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2005.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses

_____________________________________ SA-57 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005
       during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE--On the contract date and on each subsequent monthly activity date, the Company will make deductions at an annual maximum rate of 1.40% from the Account to cover mortality and expense risk charges, cost of insurance, administrative charges and any other benefits provided by the rider. These charges, which may vary from month to month in accordance which the terms of the contracts, are deducted through termination of units of interest from applicable contract owners' accounts.

 4.  PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

SUB-ACCOUNT                               PURCHASES AT COST  PROCEEDS FROM SALES
-----------                               -----------------  -------------------
AllianceBernstein VP Small/Mid Cap Value
 Portfolio..............................    $     21,342        $        128
AIM V.I. Mid Cap Core Equity Fund.......         653,071             110,045
AIM V.I. Premier Equity Fund............          33,801              39,864
AIM V.I. Small Cap Equity Fund..........           3,222                  73
AIM V.I. Capital Development Fund.......             261           --
American Funds Asset Allocation Fund....       3,216,822             611,939
American Funds Blue Chip Income and
 Growth Fund............................       1,004,308           2,168,468
American Funds Bond Fund................       1,879,098           2,326,447
American Funds Global Growth Fund.......         932,961             606,146
American Funds Global Small
 Capitalization Fund....................       1,920,783           1,220,950
American Funds Growth Fund..............       3,788,359           1,827,162
American Funds Growth-Income Fund.......       2,899,560           2,120,685
American Funds International Fund.......       2,282,195             880,283
American Funds New World Fund...........       2,073,958           1,090,864
Fidelity VIP Asset Manager Portfolio....          49,904             336,413
Fidelity VIP Equity-Income Portfolio....       1,953,261           1,686,489
Fidelity VIP Contrafund.................         115,416                 644
Fidelity VIP Overseas Portfolio.........          29,153             312,769
Fidelity VIP Mid Cap Portfolio..........          40,508                  92
Franklin Mutual Shares Securities
 Fund...................................       1,184,037             324,757
Franklin Small Cap Value Securities
 Fund...................................       1,285,000           1,505,783
Hartford Advisers HLS Fund..............       4,230,457           4,991,391
Hartford Total Return Bond HLS Fund.....       8,841,490           3,912,227
Hartford Capital Appreciation HLS
 Fund...................................      16,991,035          12,403,800
Hartford Disciplined Equity HLS Fund....         366,134             377,597
Hartford Dividend and Growth HLS Fund...       4,092,606           3,550,654
Hartford Global Advisers HLS Fund.......           4,007              34,570
Hartford Global Leaders HLS Fund........           1,157              41,381
Hartford Global Technology HLS Fund.....             370              53,593
Hartford Growth Opportunities HLS
 Fund...................................         912,089             191,364
Hartford Index HLS Fund.................       3,558,621           4,745,537
Hartford International Small Company HLS
 Fund...................................       1,681,997           1,357,550
Hartford International Opportunities HLS
 Fund...................................         838,366           1,643,102
Hartford MidCap HLS Fund................       4,938,582           3,269,266
Hartford MidCap Value HLS Fund..........         647,621           1,341,542
Hartford Money Market HLS Fund..........      14,012,928          16,920,393
Hartford Mortgage Securities HLS Fund...       1,850,004           1,435,464
Hartford Small Company HLS Fund.........       1,501,622           1,549,791

_____________________________________ SA-58 ____________________________________

SUB-ACCOUNT                               PURCHASES AT COST  PROCEEDS FROM SALES
-----------                               -----------------  -------------------
Hartford Stock HLS Fund.................    $  2,135,523        $  4,725,456
Hartford Value Opportunities HLS Fund...       2,716,929           2,035,635
Lord Abbett America's Value Portfolio...           7,963                  88
Lord Abbett Growth and Income
 Portfolio..............................           1,383                  12
MFS New Discovery Series................         700,087             490,926
MFS Total Return Series.................       1,129,429             295,787
Oppenheimer Capital Appreciation Fund...           9,636                  46
Oppenheimer Global Securities Fund......          53,210                 303
Oppenheimer Main Street Fund............           4,840                  41
Putnam VT Capital Opportunities Fund....         227,295              33,691
Putnam VT Diversified Income Fund.......          62,599             188,171
Putnam VT Equity Income Fund............         475,874             206,362
Putnam VT Global Asset Allocation
 Fund...................................          51,108             504,695
Putnam VT Global Equity Fund............         597,222           1,707,502
Putnam VT Growth and Income Fund........       1,277,618           3,420,793
Putnam VT Health Sciences Fund..........           2,151             208,582
Putnam VT High Yield Fund...............       1,210,521           1,859,139
Putnam VT Income Fund...................         851,485             879,272
Putnam VT International Equity Fund.....         753,999           1,252,881
Putnam VT International Growth and
 Income Fund............................           5,476              41,758
Putnam VT International New
 Opportunities Fund.....................           2,491              61,362
Putnam VT Investors Fund................          11,473              81,857
Putnam VT Money Market Fund.............           7,988             228,279
Putnam VT New Opportunities Fund........         573,480           2,835,388
Putnam VT New Value Fund................          11,460             151,343
Putnam VT OTC & Emerging Growth Fund....           6,505              79,796
Putnam VT Small Cap Value Fund..........          16,278                  31
Putnam VT The George Putnam Fund of
 Boston.................................          17,742             179,193
Putnam VT Utilities Growth and Income
 Fund...................................          30,575             198,618
Putnam VT Vista Fund....................           1,785             101,508
Putnam VT Voyager Fund..................       1,129,518           4,916,702
Van Kampen LIT Comstock Portfolio.......          24,369                  87
                                            ------------        ------------
                                            $103,944,118        $101,674,527
                                            ============        ============

_____________________________________ SA-59 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

 5.  CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2005 were as follows:

                                       UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                            ISSUED     REDEEMED     (DECREASE)
-----------                          ----------  -----------  ------------
AllianceBernstein VP Small/Mid Cap
 Value Portfolio...................       2,141           23        2,118
AIM V.I. Mid Cap Core Equity
 Fund..............................      52,708       17,599       35,109
AIM V.I. Premier Equity Fund.......       5,180        5,737         (557)
AIM V.I. Small Cap Equity Fund.....         312           10          302
AIM V.I. Capital Development
 Fund..............................          26      --                26
American Funds Asset Allocation
 Fund..............................     283,718       86,396      197,322
American Funds Blue Chip Income and
 Growth Fund.......................     101,349      194,128      (92,779)
American Funds Bond Fund...........     188,991      243,023      (54,032)
American Funds Global Growth
 Fund..............................   1,170,058      915,218      254,840
American Funds Global Small
 Capitalization Fund...............   1,578,126    1,147,069      431,057
American Funds Growth Fund.........   5,914,872    3,967,118    1,947,754
American Funds Growth-Income
 Fund..............................   3,995,756    3,636,909      358,847
American Funds International
 Fund..............................     189,796      107,310       82,486
American Funds New World Fund......     142,349       79,040       63,309
Fidelity VIP Asset Manager
 Portfolio.........................      13,179      176,263     (163,084)
Fidelity VIP Equity-Income
 Portfolio.........................   1,090,292    1,357,702     (267,410)
Fidelity VIP Contrafund
 Portfolio.........................      11,567          677       10,890
Fidelity VIP Overseas Portfolio....       6,746      176,095     (169,349)
Fidelity VIP Mid Cap Portfolio.....       3,938           44        3,894
Franklin Mutual Shares Securities
 Fund..............................     104,511       40,853       63,658
Franklin Small Cap Value Securities
 Fund..............................     103,329      123,577      (20,248)
Hartford Advisers HLS Fund.........   1,733,662    3,098,281   (1,364,619)
Hartford Total Return Bond HLS
 Fund..............................   4,284,864    3,165,809    1,119,055
Hartford Capital Appreciation HLS
 Fund..............................   2,372,152    4,251,652   (1,879,500)
Hartford Disciplined Equity HLS
 Fund..............................     424,137      449,785      (25,648)
Hartford Dividend and Growth HLS
 Fund..............................   1,693,644    2,113,611     (419,967)
Hartford Global Advisers HLS
 Fund..............................          42       25,943      (25,901)
Hartford Global Leaders HLS Fund...           5       38,410      (38,405)
Hartford Global Technology HLS
 Fund..............................      30,334      105,895      (75,561)
Hartford Growth Opportunities HLS
 Fund..............................      64,184       19,678       44,506
Hartford Index HLS Fund............   1,438,421    2,320,596     (882,175)
Hartford International Small
 Company HLS Fund..................     103,927       91,137       12,790
Hartford International
 Opportunities HLS Fund............   1,017,799    1,384,473     (366,674)
Hartford MidCap HLS Fund...........   1,219,482    1,659,269     (439,787)
Hartford MidCap Value HLS Fund.....      42,874      105,013      (62,139)
Hartford Money Market HLS Fund.....  16,982,641   19,265,055   (2,282,414)
Hartford Mortgage Securities HLS
 Fund..............................     965,608      879,974       85,634
Hartford Small Company HLS Fund....   1,410,445    1,465,573      (55,128)
Hartford Stock HLS Fund............   1,749,019    2,803,748   (1,054,729)
Hartford Value Opportunities HLS
 Fund..............................     189,215      149,895       39,320
Lord Abbett America's Value
 Portfolio.........................         775           11          764
Lord Abbett Growth and Income
 Portfolio.........................         129            1          128
MFS New Discovery Series...........      56,479       42,996       13,483
MFS Total Return Series............      99,421       37,357       62,064
Oppenheimer Capital Appreciation
 Fund..............................         921            4          917
Oppenheimer Global Securities
 Fund..............................       5,115           35        5,080

_____________________________________ SA-60 ____________________________________

                                       UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                            ISSUED     REDEEMED     (DECREASE)
-----------                          ----------  -----------  ------------
Oppenheimer Main Street Fund.......         466            4          462
Putnam VT Capital Opportunities
 Fund..............................      17,378        4,102       13,276
Putnam VT Diversified Income
 Fund..............................         364       10,157       (9,793)
Putnam VT Equity Income Fund.......      40,510       20,004       20,506
Putnam VT Global Asset Allocation
 Fund..............................         331       20,971      (20,640)
Putnam VT Global Equity Fund.......      76,035      130,422      (54,387)
Putnam VT Growth and Income Fund...     112,955      198,620      (85,665)
Putnam VT Health Sciences Fund.....          30       16,345      (16,315)
Putnam VT High Yield Fund..........      62,147      118,545      (56,398)
Putnam VT Income Fund..............      53,453       66,248      (12,795)
Putnam VT International Equity
 Fund..............................      88,310      132,134      (43,824)
Putnam VT International Growth and
 Income Fund.......................         124        2,922       (2,798)
Putnam VT International New
 Opportunities Fund................          61        5,189       (5,128)
Putnam VT Investors Fund...........         615        8,297       (7,682)
Putnam VT Money Market Fund........         439      146,774     (146,335)
Putnam VT New Opportunities Fund...     111,040      224,265     (113,225)
Putnam VT New Value Fund...........          74        8,605       (8,531)
Putnam VT OTC & Emerging Growth
 Fund..............................       1,443       12,917      (11,474)
Putnam VT Small Cap Value Fund.....       1,677           46        1,631
Putnam VT The George Putnam Fund of
 Boston............................          53       12,927      (12,874)
Putnam VT Utilities Growth and
 Income Fund.......................         180        8,346       (8,166)
Putnam VT Vista Fund...............         173        8,506       (8,333)
Putnam VT Voyager Fund.............     151,963      291,575     (139,612)
Van Kampen LIT Comstock
 Portfolio.........................       2,389           21        2,368

    The changes in units outstanding for the year ended December 31, 2004 were as follows:

                                        UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                            ISSUED      REDEEMED     (DECREASE)
-----------                          -----------  -----------  ------------
AIM V.I. Mid Cap Core Equity
 Fund..............................      168,320       68,953       99,367
AIM V.I. Premier Equity Fund.......        5,138        1,522        3,616
American Funds Asset Allocation
 Fund..............................      292,541       84,204      208,337
American Funds Blue Chip Income and
 Growth Fund.......................      388,840       41,944      346,896
American Funds Bond Fund...........      284,013       51,161      232,852
American Funds Global Growth
 Fund..............................    2,365,242    2,518,065     (152,823)
American Funds Global Small
 Capitalization Fund...............    2,355,137    2,173,027      182,110
American Funds Growth Fund.........    6,956,730    3,748,244    3,208,486
American Funds Growth-Income
 Fund..............................    5,038,378    3,249,234    1,789,144
American Funds International
 Fund..............................      417,267       65,083      352,184
American Funds New World Fund......       86,591       14,104       72,487
Fidelity VIP Asset Manager
 Portfolio.........................       19,018      328,315     (309,297)
Fidelity VIP Equity-Income
 Portfolio.........................    1,544,849    1,810,308     (265,459)
Fidelity VIP Overseas Portfolio....      372,430    1,128,000     (755,570)
Mutual Shares Securities Fund......      108,264       16,672       91,592
Franklin Small Cap Value Securities
 Fund..............................      222,544       36,275      186,269
Hartford Advisers HLS Fund.........    2,168,150    3,135,838     (967,688)
Hartford Bond HLS Fund.............    2,406,290    3,775,235   (1,368,945)
Hartford Capital Appreciation HLS
 Fund..............................    3,449,268    6,095,108   (2,645,840)
Hartford Disciplined Equity HLS
 Fund..............................      446,239      433,714       12,525
Hartford Dividend and Growth HLS
 Fund..............................    1,841,144    2,517,454     (676,310)

_____________________________________ SA-61 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                        UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                            ISSUED      REDEEMED     (DECREASE)
-----------                          -----------  -----------  ------------
Hartford Global Advisers HLS
 Fund..............................       15,061       31,347      (16,286)
Hartford Global Leaders HLS Fund...          324       42,023      (41,699)
Hartford Global Technology HLS
 Fund..............................      109,256      287,927     (178,671)
Hartford Growth Opportunities HLS
 Fund..............................       96,394       69,816       26,578
Hartford Index HLS Fund............    3,546,440    2,643,258      903,182
Hartford International Small
 Company HLS Fund..................       86,023       64,779       21,244
Hartford International
 Opportunities HLS Fund............    1,168,539    1,955,829     (787,290)
Hartford MidCap HLS Fund...........    1,477,233    1,734,043     (256,810)
Hartford MidCap Value HLS Fund.....      217,651       65,751      151,900
Hartford Money Market HLS Fund.....   27,383,158   31,612,757   (4,229,599)
Hartford Mortgage Securities HLS
 Fund..............................    1,597,892    1,652,949      (55,057)
Hartford Small Company HLS Fund....    2,076,155    3,012,515     (936,360)
Hartford Stock HLS Fund............    2,392,578    3,668,416   (1,275,838)
Hartford Value Opportunities HLS
 Fund..............................      208,515       56,816      151,699
MFS New Discovery Series...........       66,766        8,954       57,812
MFS Total Return Series............       65,906       13,614       52,292
Putnam VT Capital Opportunities
 Fund..............................        9,765        2,171        7,594
Putnam VT Diversified Income
 Fund..............................          187       21,575      (21,388)
Putnam VT Equity Income Fund.......       13,183        7,459        5,724
Putnam VT Global Asset Allocation
 Fund..............................        4,279       79,182      (74,903)
Putnam VT Global Equity Fund.......       90,604      193,284     (102,680)
Putnam VT Growth and Income Fund...      150,006      354,848     (204,842)
Putnam VT Health Sciences Fund.....        9,542       35,304      (25,762)
Putnam VT High Yield Fund..........      148,665      191,377      (42,712)
Putnam VT Income Fund..............      104,410      149,511      (45,101)
Putnam VT International Equity
 Fund..............................      127,552      385,456     (257,904)
Putnam VT International Growth and
 Income Fund.......................      --             8,380       (8,380)
Putnam VT International New
 Opportunities Fund................        1,862       17,247      (15,385)
Putnam VT Investors Fund...........       13,684       41,816      (28,132)
Putnam VT Money Market Fund........        2,982      429,749     (426,767)
Putnam VT New Opportunities Fund...      156,251      346,026     (189,775)
Putnam VT New Value Fund...........        8,410       47,937      (39,527)
Putnam VT OTC & Emerging Growth
 Fund..............................        2,242       44,800      (42,558)
Putnam VT The George Putnam Fund of
 Boston............................           29       19,706      (19,677)
Putnam VT Utilities Growth and
 Income Fund.......................        1,883       37,987      (36,104)
Putnam VT Vista Fund...............           38       22,124      (22,086)
Putnam VT Voyager Fund.............      206,955      483,775     (276,820)

_____________________________________ SA-62 ____________________________________

 6.  FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
ALLIANCEBERNSTEIN VP SMALL/MID CAP VALUE PORTFOLIO
  2005  Lowest contract charges          2,118   $10.053255    $     21,294     --          --                1.55%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AIM V.I. MID CAP CORE EQUITY FUND
        2005 Lowest contract
        charges                        155,780    13.954120       2,173,771     --             0.58%          7.62%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        120,671    12.966631       1,564,695     --             0.19%         13.82%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         21,304    11.392463         242,707     --          --               13.93%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AIM V.I. PREMIER EQUITY FUND
  2005  Lowest contract charges          4,907    12.588744          61,778     --             0.99%          5.66%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges          5,464    11.914989          65,098     --             0.81%          5.77%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges          1,848    11.264791          20,817     --             0.59%         12.65%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AIM V.I. SMALL CAP EQUITY FUND
  2005  Lowest contract charges            302    10.434113           3,153     --          --                2.12%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AIM V.I. CAPITAL DEVELOPMENT FUND
  2005  Lowest contract charges             26    10.307493             264     --          --                1.90%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AMERICAN FUNDS ASSET ALLOCATION FUND
  2005  Lowest contract charges        619,755    13.077484       8,104,836     --             2.58%          9.14%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        422,433    11.982388       5,061,752     --             2.43%          8.34%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        214,096    11.059916       2,367,888     --             3.70%         10.60%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-63 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH FUND
  2005  Lowest contract charges        377,338   $13.649702    $  5,150,556     --             1.09%          7.24%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        470,117    12.728640       5,983,950     --             0.45%          9.74%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        123,221    11.598516       1,429,175     --          --               15.99%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AMERICAN FUNDS BOND FUND
  2005  Lowest contract charges        327,461    11.083750       3,629,494     --             3.23%          1.59%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        381,493    10.910455       4,162,262     --             3.37%          5.72%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        148,641    10.320517       1,534,055     --          --                3.21%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AMERICAN FUNDS GLOBAL GROWTH FUND
  2005  Lowest contract charges      4,188,598     1.241944       5,202,004     --             0.66%         14.08%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      3,933,758     1.088710       4,282,722     --             0.46%         13.49%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      4,086,581     0.959325       3,920,359     --             0.34%         35.27%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      2,288,253     0.709176       1,622,774     --             0.88%        (14.64)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      1,539,187     0.830793       1,278,746     --             0.91%        (16.92)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-64 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
  2005  Lowest contract charges      3,048,788   $ 1.638805    $  4,996,370     --             0.83%         25.35%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      2,617,731     1.307366       3,422,332     --          --               20.88%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      2,435,621     1.081533       2,634,205     --             0.56%         53.53%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        944,058     0.704466         665,056     --             0.73%        (19.05)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        672,075     0.870271         584,888     --             1.16%        (12.97)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AMERICAN FUNDS GROWTH FUND
  2005  Lowest contract charges     19,569,469     1.070088      20,941,054     --             0.72%         16.19%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     17,621,715     0.920977      16,229,194     --             0.19%         12.50%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     14,413,229     0.818667      11,799,635     --             0.14%         36.80%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      8,175,408     0.598421       4,892,336     --             0.04%        (24.45)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      2,627,237     0.792121       2,081,089     --             0.53%        (20.79)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AMERICAN FUNDS GROWTH-INCOME FUND
  2005  Lowest contract charges     15,977,809     1.266953      20,243,133     --             1.35%          5.83%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     15,618,962     1.197136      18,698,022     --             0.91%         10.37%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     13,829,818     1.084618      15,000,069     --             1.33%         32.43%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      7,756,755     0.819043       6,353,116     --             1.19%        (18.34)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      3,415,228     1.003020       3,425,542     --             1.43%          0.30%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-65 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
AMERICAN FUNDS INTERNATIONAL FUND
  2005  Lowest contract charges        578,018   $18.202405    $ 10,521,325     --             1.63%         21.50%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        495,532    14.981085       7,423,605     --             1.65%         19.32%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        143,348    12.555634       1,799,827     --             2.17%         25.56%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
AMERICAN FUNDS NEW WORLD FUND
  2005  Lowest contract charges        159,657    17.820884       2,845,230     --             1.32%         20.74%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         96,348    14.760130       1,422,105     --             1.64%         18.80%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         23,861    12.424553         296,459     --          --               24.25%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
FIDELITY VIP ASSET MANAGER PORTFOLIO
  2005  Lowest contract charges        754,646     2.118302       1,598,567     --             2.74%          4.04%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        917,730     2.035964       1,868,465     --             2.99%          5.47%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      1,227,027     1.930394       2,368,645     --             3.40%         17.98%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      1,619,964     1.636274       2,650,704     --             3.87%         (8.73)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      1,588,011     1.792741       2,846,892     --             4.08%         (4.09)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-66 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
  2005  Lowest contract charges          2,028   $10.387944    $     21,069     --          --                3.24%
        Highest contract charges     7,023,241     2.743539      19,268,536     --             1.60%          5.87%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      7,292,679     2.591536      18,899,240     --             1.54%         11.53%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      7,558,138     2.323637      17,562,370     --             1.77%         30.33%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      7,593,559     1.782890      13,538,480     --             1.75%        (16.95)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      8,084,359     2.146668      17,354,435     --             1.69%         (4.96)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
FIDELITY VIP CONTRAFUND PORTFOLIO
  2005  Lowest contract charges         10,890    10.689654         116,411     --          --                3.58%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
FIDELITY VIP OVERSEAS PORTFOLIO
  2005  Lowest contract charges      1,049,784     2.150376       2,257,429     --             0.68%         19.05%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      1,219,133     1.806348       2,202,179     --             1.41%         13.64%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      1,974,703     1.589607       3,139,001     --             0.91%         43.37%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      2,938,313     1.108757       3,257,875     --             0.77%        (20.28)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      2,948,132     1.390795       4,100,247     --             5.28%        (21.17)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
FIDELITY VIP MID CAP PORTFOLIO
  2005  Lowest contract charges          3,894    10.631702          41,397     --          --                3.65%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-67 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
FRANKLIN MUTUAL SHARES SECURITIES FUND
  2005  Lowest contract charges        203,621   $14.163953    $  2,884,085     --             0.87%         10.55%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        139,963    12.811952       1,793,194     --             0.82%         12.63%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         48,371    11.375095         550,221     --          --               13.75%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
FRANKLIN SMALL CAP VALUE SECURITIES FUND
  2005  Lowest contract charges        206,086    16.381351       3,375,967     --             0.73%          8.77%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        226,334    15.061082       3,408,832     --             0.18%         23.75%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         40,065    12.170997         487,637     --          --               21.71%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD ADVISERS HLS FUND
  2005  Lowest contract charges     11,390,832     2.886947      32,884,727     --             3.21%          7.24%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     12,755,451     2.692139      34,339,447     --             2.04%          3.74%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     13,723,139     2.594991      35,611,423     --             2.41%         18.49%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges     14,309,440     2.190023      31,338,002     --             2.92%        (13.79)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges     14,773,413     2.540380      37,530,083     --             2.86%         (4.64)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-68 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
HARTFORD TOTAL RETURN BOND HLS FUND
  2005  Lowest contract charges     13,338,798   $ 2.254006    $ 30,065,732     --             7.59%          2.45%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     12,219,743     2.200121      26,884,914     --             4.71%          4.62%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     13,588,688     2.102885      28,575,449     --             3.65%          7.85%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges     11,971,950     1.949909      23,344,213     --             4.02%         10.08%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      9,029,461     1.771309      15,993,966     --             4.60%          8.68%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD CAPITAL APPRECIATION HLS FUND
  2005  Lowest contract charges     17,718,110     5.633312      99,811,642     --             0.93%         15.55%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     19,597,610     4.875404      95,546,266     --             0.34%         19.36%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     22,243,450     4.084473      90,852,769     --             0.61%         42.38%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges     23,886,542     2.868780      68,525,233     --             0.62%        (19.70)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges     24,475,470     3.572570      87,440,331     --             0.63%         (6.94)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD DISCIPLINED EQUITY HLS FUND
  2005  Lowest contract charges      1,646,440     1.364817       2,247,089     --             1.17%          6.58%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      1,672,088     1.280563       2,141,214     --             1.12%          8.41%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      1,659,563     1.181232       1,960,328     --             1.41%         28.82%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      1,185,677     0.916970       1,087,230     --             0.40%        (24.65)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        899,915     1.216983       1,095,181     --          --               (8.02)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-69 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
  2005  Lowest contract charges      9,224,403   $ 3.380148    $ 31,179,848     --             1.88%          5.96%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      9,644,370     3.190025      30,765,779     --             1.38%         12.42%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     10,320,680     2.837561      29,285,558     --             1.53%         26.80%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges     10,602,240     2.237882      23,726,562     --             1.57%        (14.23)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges     10,268,846     2.609041      26,791,841     --             1.56%         (4.04)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD GLOBAL ADVISERS HLS FUND
  2005  Lowest contract charges         70,188     1.409162          98,907     --             3.51%          3.37%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         96,089     1.363233         130,992     --             0.02%         12.75%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        112,375     1.209099         135,872     --             0.43%         22.26%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        251,097     0.988953         248,323     --             0.05%         (8.95)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        139,545     1.086141         151,566     --             0.49%         (6.25)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD GLOBAL LEADERS HLS FUND
  2005  Lowest contract charges        122,818     1.131997         139,030     --             0.72%          2.59%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        161,223     1.103429         177,897     --             0.51%         19.19%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        202,922     0.925806         187,867     --             0.37%         35.57%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        458,598     0.682881         313,168     --             1.20%        (19.51)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        199,539     0.848373         169,284     --             1.26%        (15.16)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-70 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
  2005  Lowest contract charges        133,151   $ 0.823643    $    109,669     --             0.31%         11.15%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        208,712     0.740995         154,654     --          --                1.35%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        387,383     0.731126         283,226     --          --               61.50%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        156,732     0.452718          70,955     --          --              (38.59)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges         72,675     0.737165          53,573     --          --              (26.28)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
  2005  Lowest contract charges         96,916    16.452771       1,594,535     --             0.27%         16.31%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         52,410    14.145761         741,383     --          --               17.19%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         25,832    12.071320         311,829     --          --               20.71%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD INDEX HLS FUND
  2005  Lowest contract charges      9,730,753     3.260543      31,727,540     --             1.88%          4.50%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     10,612,928     3.120058      33,112,951     --             1.31%         10.39%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      9,709,746     2.826298      27,442,637     --             1.38%         28.13%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges     10,731,117     2.205769      23,670,365     --             1.20%        (22.45)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      9,686,428     2.844242      27,550,545     --             0.82%        (12.31)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-71 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
  2005  Lowest contract charges         57,152   $17.897193    $  1,022,857     --             2.24%         18.60%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         44,362    15.090922         669,466     --          --               16.96%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         23,118    12.902318         298,281     --             2.33%         29.02%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
  2005  Lowest contract charges      6,189,142     2.366771      14,648,282     --          --               14.62%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      6,555,816     2.064885      13,537,007     --             0.72%         18.08%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      7,343,106     1.748699      12,840,881     --             0.90%         33.10%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      9,470,460     1.313864      12,442,897     --             1.91%        (17.93)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges     11,248,114     1.600938      18,007,533     --             0.12%        (18.73)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD MIDCAP HLS FUND
  2005  Lowest contract charges      6,435,492     3.252335      20,930,375     --             0.40%         16.78%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      6,875,279     2.784937      19,147,220     --             0.27%         16.44%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      7,132,089     2.391809      17,058,594     --             0.27%         37.67%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      6,188,503     1.737334      10,751,497     --             0.13%        (14.22)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      4,351,711     2.025330       8,813,650     --          --               (3.62)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-72 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
HARTFORD MIDCAP VALUE HLS FUND
  2005  Lowest contract charges        132,419   $16.116626    $  2,134,147     --             0.58%          9.99%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        194,558    14.653166       2,850,892     --             0.10%         16.30%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         42,658    12.599619         537,480     --          --               26.00%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD MONEY MARKET HLS FUND
  2005  Lowest contract charges     14,550,657     1.599845      23,278,797     --             2.77%          2.84%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     16,833,071     1.555598      26,185,492     --             0.92%          0.94%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     21,062,670     1.541051      32,458,648     --             0.74%          0.75%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges     23,026,608     1.529607      35,221,660     --             1.43%          1.47%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges     20,739,985     1.507506      31,265,652     --             3.59%          3.87%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD MORTGAGE SECURITIES HLS FUND
  2005  Lowest contract charges      2,962,603     2.043515       6,054,124     --             3.84%          2.36%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      2,876,969     1.996349       5,743,434     --             4.85%          4.12%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      2,932,026     1.917343       5,621,700     --             3.25%          2.29%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      3,520,592     1.874447       6,599,163     --             3.39%          8.15%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      2,134,544     1.733120       3,699,422     --             5.40%          7.50%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-73 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
HARTFORD SMALL COMPANY HLS FUND
  2005  Lowest contract charges      6,311,609   $ 1.947811    $ 12,293,821     --          --               21.01%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      6,366,737     1.609664      10,248,307     --          --               12.18%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      7,303,097     1.434873      10,479,017     --          --               55.87%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      6,601,535     0.920563       6,077,129     --          --              (30.23)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      6,254,249     1.319402       8,251,868     --          --              (14.92)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD STOCK HLS FUND
  2005  Lowest contract charges     11,361,659     3.354778      38,115,844     --             1.87%          9.62%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges     12,416,388     3.060365      37,998,680     --             1.06%          4.17%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges     13,692,226     2.937881      40,226,132     --             1.19%         26.47%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges     15,247,361     2.322928      35,418,523     --             0.92%        (24.25)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges     17,524,585     3.066451      53,738,281     --             0.69%        (12.23)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
HARTFORD VALUE OPPORTUNITIES HLS FUND
  2005  Lowest contract charges        205,345    15.857149       3,256,184     --             1.49%          8.32%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        166,025    14.638700       2,430,388     --             0.34%         18.87%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         14,326    12.314438         176,418     --          --               23.14%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
LORD ABBETT AMERICA'S VALUE PORTFOLIO
  2005  Lowest contract charges
        Highest contract charges           764    10.009346           7,642     --            20.38%          0.51%
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-74 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO
  2005  Lowest contract charges            128   $10.370449    $      1,323     --             5.85%          2.64%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
MFS NEW DISCOVERY SERIES
  2005  Lowest contract charges         82,994    13.585071       1,127,475     --          --                5.25%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         69,511    12.907985         897,244     --          --                6.52%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         11,699    12.118057         141,770     --          --               21.18%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
MFS TOTAL RETURN SERIES
  2005  Lowest contract charges        175,685    12.334140       2,166,928     --             1.67%          2.82%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        113,621    11.995951       1,362,994     --             1.39%         11.32%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         61,329    10.776006         660,879     --          --                7.76%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
OPPENHEIMER CAPITAL APPRECIATION FUND
  2005  Lowest contract charges            917    10.414050           9,546     --          --                3.86%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
OPPENHEIMER GLOBAL SECURITIES FUND
  2005  Lowest contract charges          5,080    10.710592          54,407     --          --                4.57%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
OPPENHEIMER MAIN STREET FUND
  2005  Lowest contract charges            462    10.364164           4,784     --          --                2.32%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT CAPITAL OPPORTUNITIES FUND
  2005  Lowest contract charges         26,080    15.651902         408,203     --          --               10.16%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         12,804    14.208783         181,932     --             0.37%         18.12%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges          5,210    12.028998          62,672     --             6.90%         20.29%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-75 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
PUTNAM VT DIVERSIFIED INCOME FUND
  2005  Lowest contract charges         36,650   $19.530112    $    715,783     --             7.78%          3.28%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         46,443    18.910417         878,263     --             9.84%          9.58%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         67,831    17.256953       1,170,553     --            13.02%         20.27%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        286,881    14.348324       4,116,263     --             3.79%          6.20%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        122,685    13.510984       1,657,600     --             7.22%          3.82%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT EQUITY INCOME FUND
  2005  Lowest contract charges         56,284    13.408382         754,677     --             0.85%          5.51%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         35,778    12.708724         454,698     --             0.12%         11.82%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         30,054    11.365596         341,586     --             0.82%         13.66%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
  2005  Lowest contract charges        125,619    25.385139       3,188,847     --             1.40%          7.20%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        146,259    23.680233       3,463,443     --             3.32%          9.26%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        221,162    21.674078       4,793,484     --             4.55%         22.04%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        343,655    17.760045       6,103,335     --             2.13%        (12.36)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        537,411    20.265402      10,890,843     --             1.16%         (8.35)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-76 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
PUTNAM VT GLOBAL EQUITY FUND
  2005  Lowest contract charges        540,385   $24.129019    $ 13,038,961     --             1.02%          9.09%
        Highest contract charges         1,929    14.331216          27,651     --             0.37%          8.78%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        596,158    22.118357      13,186,038     --             2.23%         13.94%
        Highest contract charges           543    13.174300           7,150     --             1.66%         13.68%
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        699,352    19.412578      13,576,229     --             1.29%         29.54%
        Highest contract charges            29    11.588901             333     --          --               15.89%
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        906,049    14.985684      13,577,762     --             0.32%        (22.16)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      1,054,091    19.251979      20,293,332     --          --              (29.66)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT GROWTH AND INCOME FUND
  2005  Lowest contract charges          7,307    13.285600          97,079     --             1.14%          5.23%
        Highest contract charges       976,979    32.040356      31,302,740     --             1.79%          5.50%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges          3,616    12.625543          45,653     --             1.36%         11.11%
        Highest contract charges     1,066,335    30.370460      32,385,077     --             1.80%         11.37%
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges          1,627    11.362976          18,489     --          --               13.63%
        Highest contract charges     1,273,166    27.270997      34,720,513     --             2.22%         27.69%
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      1,648,892    21.356598      35,214,733     --             2.42%        (18.79)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      1,946,103    26.297364      51,177,370     --             1.70%         (6.16)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT HEALTH SCIENCES FUND
  2005  Lowest contract charges         41,939    13.960596         585,495     --             0.34%         13.50%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         58,254    12.300632         716,563     --             0.42%          7.30%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         84,016    11.463412         963,106     --             0.83%         18.80%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        117,127     9.649126       1,130,175     --             0.07%        (20.21)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        110,486    12.092641       1,336,073     --             0.05%        (19.53)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-77 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
PUTNAM VT HIGH YIELD FUND
  2005  Lowest contract charges        310,861   $22.734033    $  7,067,115     --             8.59%          3.47%
        Highest contract charges        33,273    12.463889         414,717     --             7.34%          3.10%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        376,882    21.972422       8,281,001     --             8.87%         10.99%
        Highest contract charges        23,650    12.089639         285,921     --             3.37%         10.54%
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        441,668    19.796707       8,743,564     --            10.99%         26.86%
        Highest contract charges         1,576    10.936633          17,237     --          --                9.37%
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        466,297    15.605782       7,276,931     --            12.68%         (0.54)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        487,858    15.690083       7,654,535     --            13.40%          3.87%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT INCOME FUND
  2005  Lowest contract charges        307,922    20.337007       6,262,201     --             3.45%          2.60%
        Highest contract charges        20,861    10.640021         221,964     --             2.98%          2.36%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        328,095    19.822044       6,503,512     --             4.30%          4.72%
        Highest contract charges        13,483    10.394738         140,156     --             1.71%          4.43%
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        383,786    18.928406       7,264,462     --             4.76%          4.70%
        Highest contract charges         2,893     9.953490          28,794     --          --               (0.47)%
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        448,367    18.079459       8,106,227     --             5.37%          8.09%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        509,995    16.725709       8,530,022     --             6.70%          7.53%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT INTERNATIONAL EQUITY FUND
  2005  Lowest contract charges        524,981    15.728136       8,256,972     --             1.68%         12.45%
        Highest contract charges         6,212    15.439804          95,918     --             1.12%         12.20%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        572,314    13.986237       8,004,516     --             1.62%         16.49%
        Highest contract charges         2,703    13.761280          37,199     --             1.00%         16.19%
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        --         10.983758        --           --             1.04%         28.89%
        Highest contract charges           797    11.843322           9,439     --          --               18.43%
        Remaining contract
        charges                        832,124      --            9,991,221     --          --             --
  2002  Lowest contract charges        --          8.522016        --           --             0.80%         (9.63)%
        Highest contract charges       799,946     9.315833       7,452,160     --             1.10%        (17.52)%
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges         23,476     9.429624         221,368     --          --              (23.76)%
        Highest contract charges       739,032    11.294275       8,346,836     --             0.34%        (20.41)%
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-78 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND
  2005  Lowest contract charges         27,245   $16.212019    $    441,691     --             1.06%         14.33%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         30,043    14.179491         425,989     --             1.43%         21.31%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         38,423    11.688479         449,102     --             2.05%         38.37%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges         89,936     8.447396         759,727     --             0.55%        (13.67)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges         56,302     9.785153         550,919     --             0.98%        (20.67)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
  2005  Lowest contract charges         18,814    13.548679         254,903     --             0.93%         18.64%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         23,942    11.419666         273,410     --             1.34%         13.63%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         39,327    10.050111         395,239     --             0.57%         33.59%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges         85,655     7.523083         644,391     --             0.92%        (13.46)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        108,980     8.693232         947,389     --          --              (28.52)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT INVESTORS FUND
  2005  Lowest contract charges         51,180    10.711383         548,214     --             1.24%          9.03%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         58,862     9.824339         578,282     --             0.75%         13.07%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         86,994     8.688642         755,862     --             0.77%         27.25%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        226,629     6.827953       1,547,415     --             0.40%        (23.68)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        165,280     8.946510       1,478,679     --             0.08%        (24.61)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-79 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
PUTNAM VT MONEY MARKET FUND
  2005  Lowest contract charges        137,199   $ 1.588794    $    217,981     --             2.58%          2.79%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges        283,534     1.545717         438,263     --             0.84%          0.91%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        710,301     1.531768       1,088,016     --             0.78%          0.76%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      1,414,143     1.520209       2,149,792     --             1.47%          1.46%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      2,114,074     1.498367       3,167,658     --             3.74%          4.00%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT NEW OPPORTUNITIES FUND
  2005  Lowest contract charges          1,666    13.979089          23,284     --             0.07%         10.00%
        Highest contract charges       638,930    22.488065      14,368,299     --             0.37%         10.32%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges            854    12.708018          10,851     --          --               10.31%
        Highest contract charges       752,967    20.383662      15,348,232     --          --               10.57%
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges            108    11.520422           1,246     --          --               15.20%
        Highest contract charges       943,488    18.434963      17,393,171     --          --               32.70%
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      1,160,569    13.891974      16,122,596     --          --              (30.29)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      1,336,171    19.929373      26,629,050     --          --              (29.99)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT NEW VALUE FUND
  2005  Lowest contract charges         50,670    18.642121         944,598     --             1.09%          6.14%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         59,201    17.564560       1,039,846     --             1.19%         15.77%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         98,728    15.171400       1,497,845     --             1.65%         32.86%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        210,324    11.418982       2,401,682     --             5.03%        (15.44)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        227,355    13.503535       3,070,096     --             0.69%          3.61%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-80 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
PUTNAM VT OTC & EMERGING GROWTH FUND
  2005  Lowest contract charges         48,444   $ 7.077526    $    342,864     --          --                8.09%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         59,918     6.548058         392,349     --          --                8.99%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges        102,476     6.007790         615,654     --          --               35.94%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        157,610     4.419389         696,538     --          --              (32.06)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        231,210     6.504819       1,503,981     --          --              (45.57)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT SMALL CAP VALUE FUND
  2005  Lowest contract charges          1,631    10.061432          16,411     --          --                0.35%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
  2005  Lowest contract charges         47,141    14.177205         668,326     --             2.30%          4.22%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         60,015    13.603625         816,424     --             2.17%          8.48%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         79,692    12.540269         999,355     --             2.85%         17.35%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        100,704    10.685893       1,076,116     --             2.31%         (8.57)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges         63,971    11.687147         747,634     --             2.02%          0.74%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-81 ____________________________________

 SEPARATE ACCOUNT VL I
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
PUTNAM VT UTILITIES GROWTH AND INCOME FUND
  2005  Lowest contract charges         50,488   $24.890887    $  1,256,682     --             2.15%          8.94%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         58,654    22.847531       1,340,103     --             2.63%         21.87%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         94,758    18.747452       1,776,466     --             4.34%         25.00%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        159,539    14.997690       2,392,723     --             3.66%        (23.83)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        177,728    19.690377       3,499,523     --             3.19%        (22.15)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT VISTA FUND
  2005  Lowest contract charges         25,729    12.891632         331,683     --          --               12.48%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges         34,062    11.461246         390,398     --          --               18.90%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges         56,148     9.639100         541,215     --          --               33.42%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges        114,266     7.224769         825,545     --          --              (30.38)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges        120,604    10.377065       1,251,519     --          --              (33.40)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
PUTNAM VT VOYAGER FUND
  2005  Lowest contract charges      1,043,240    30.510819      31,830,092     --             0.93%          5.94%
        Highest contract charges        13,947    12.448612         173,625     --             0.55%          5.69%
        Remaining contract
        charges                        --           --             --           --          --             --
  2004  Lowest contract charges      1,187,603    28.800926      34,204,053     --             0.48%          5.34%
        Highest contract charges         9,196    11.778147         108,307     --             0.13%          5.03%
        Remaining contract
        charges                        --           --             --           --          --             --
  2003  Lowest contract charges      1,471,936    27.341904      40,245,528     --             0.66%         25.18%
        Highest contract charges         1,683    11.213819          18,877     --          --               12.14%
        Remaining contract
        charges                        --           --             --           --          --             --
  2002  Lowest contract charges      1,739,584    21.845647      38,002,329     --             0.90%        (26.34)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --
  2001  Lowest contract charges      2,122,941    29.655765      62,957,441     --             0.12%        (22.24)%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

_____________________________________ SA-82 ____________________________________

                                                    UNIT         CONTRACT     EXPENSE    INVESTMENT        TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*   INCOME RATIO**    RETURN***
-----------                        -----------  ------------  --------------  -------  --------------  -------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO
  2005  Lowest contract charges          2,368   $10.380228    $     24,585     --          --                4.28%
        Highest contract charges       --           --             --           --          --             --
        Remaining contract
        charges                        --           --             --           --          --             --

  * This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests.
*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

  #  Rounded unit values

Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative charges and Riders (if applicable) assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

The Company will make certain deductions ranging from 0.50% to 1.40% of the contract's value for mortality and expense risks undertaken by the Company.

These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

The Company will make certain deductions ranging from $7.50 to $25 per coverage month for administrative services provided by the Company.

These charges are a reduction in unit values.

RIDERS:

The Company will make certain deductions for various Rider charges, such as Enhanced No Lapse Guarantee, Term Insurance and Death Benefit Guarantee, Deduction Amount Waiver, Waiver of Specified Amount Disability Benefit, Yearly Renewable Term Life Insurance, Guaranteed Withdrawal Benefit, Waiver of Scheduled Premium Option, Lifetime No Lapse Guarantee, Child Insurance, and Accidental Death Benefit. These deductions range from:

-- $.01-$.10 per $1,000 of Face Amount

-- $.083-$179.44 per $1,000 of net amount at risk

-- 6.9%-34% of the monthly deduction amount

-- $.02-$.20 per $1.00 of the specified amount

-- $0.50-$6.00 per $1,000 of coverage

These charges are a redemption of units.

_____________________________________ SA-83 ____________________________________
      <MODULE>
      </MODULE>

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 22, 2006

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF INCOME

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
                                                                                                  (In millions)
REVENUES
   Fee income and other                                                                  $ 2,811     $ 2,592     $ 2,297
   Earned premiums                                                                           449         484         806
   Net investment income                                                                   2,569       2,470       1,764
   Net realized capital gains (losses)                                                        75         140         (13)
                                                                                         --------------------------------
                                                                     TOTAL REVENUES        5,904       5,686       4,854
                                                                                         --------------------------------
BENEFITS, CLAIMS AND EXPENSES
   Benefits, claims and claim adjustment expenses                                          3,008       3,111       2,726
   Insurance expenses and other                                                              798         709         625
   Amortization of deferred policy acquisition costs and present value of future
     profits                                                                                 945         825         646
   Dividends to policyholders                                                                 37          29          63
                                                                                         --------------------------------
                                                TOTAL BENEFITS, CLAIMS AND EXPENSES        4,788       4,674       4,060
                                                                                         --------------------------------
   Income before income tax expense and cumulative effect of accounting changes            1,116       1,012         794
   Income tax expense                                                                        207          29         168
   Income before cumulative effect of accounting changes                                     909         983         626
   Cumulative effect of accounting changes, net of tax                                        --         (18)         --
                                                                                         --------------------------------
                                                                         NET INCOME      $   909     $   965     $   626
                                                                                         --------------------------------


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS

                                                                                                   AS OF DECEMBER 31,
                                                                                                -------------------------
                                                                                                   2005          2004
                                                                                                -------------------------
                                                                                                  (In millions, except
                                                                                                    for share data)
ASSETS
   Investments
   Fixed maturities, available for sale, at fair value (amortized cost of $42,256 and               43,242        42,691
     $40,479)                                                                                   $             $
   Equity securities, available for sale, at fair value (cost of $303 and $171)                        310           179
   Equity securities, held for trading, at fair value                                                    1             1
   Policy loans, at outstanding balance                                                              1,971         2,617
   Mortgage loans on real estate                                                                     1,355           794
   Other investments                                                                                   579           289
                                                                                                -------------------------
                                                                         TOTAL INVESTMENTS          47,458        46,571
                                                                                                -------------------------
   Cash                                                                                                124           216
   Premiums receivable and agents' balances                                                             23            20
   Reinsurance recoverables                                                                          1,114         1,460
   Deferred policy acquisition costs and present value of future profits                             7,101         6,453
   Deferred income taxes                                                                              (516)         (638)
   Goodwill                                                                                            186           186
   Other assets                                                                                      1,611         1,562
   Separate account assets                                                                         150,523       139,812
                                                                                                -------------------------
                                                                              TOTAL ASSETS      $  207,624    $  195,642
                                                                                                -------------------------
LIABILITIES
   Reserve for future policy benefits                                                           $    7,406    $    7,244
   Other policyholder funds                                                                         38,399        37,493
   Other liabilities                                                                                 3,959         3,844
   Separate account liabilities                                                                    150,523       139,812
                                                                                                -------------------------
                                                                         TOTAL LIABILITIES         200,287       188,393
                                                                                                -------------------------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 11                                                         --            --
STOCKHOLDER'S EQUITY
   Common stock -- 1,000 shares authorized, issued and outstanding, par value $5,690                     6             6
   Capital surplus                                                                                   2,405         2,240
   Accumulated other comprehensive income
     Net unrealized capital gains on securities, net of tax                                            464           940
     Foreign currency translation adjustments                                                           (1)           (1)
                                                                                                -------------------------
                                              TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME             463           939
                                                                                                -------------------------
   Retained earnings                                                                                 4,463         4,064
                                                                                                -------------------------
                                                                TOTAL STOCKHOLDER'S EQUITY           7,337         7,249
                                                                                                -------------------------
                                                TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY      $  207,624    $  195,642
                                                                                                -------------------------


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                 Accumulated Other
                                                            Comprehensive Income (Loss)
                                                      ----------------------------------------
                                                          Net
                                                       Unrealized    Net (Loss)
                                                        Capital        Gain On
                                                         Gains        Cash Flow     Foreign
                                                      (Losses) on      Hedging      Currency                  Total
                                    Common    Capital Securities,    Instruments,  Translation Retained   Stockholder's
                                     Stock    Surplus  Net of Tax    Net of Tax    Adjustments Earnings       Equity
                                    -------------------------------------------------------------------------------------
                                                                       (In millions)
2005
Balance, December 31, 2004            $ 6     $2,240     $1,124         $(184)         $(1)     $4,064        $7,249
Comprehensive income
  Net income                                                                                       909           909
Other comprehensive income, net
   of tax [1]
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                         (547)                                                (547)
  Net loss on cash flow hedging
    instruments                                                            71                                     71
Total other comprehensive income                                                                                (476)
  Total comprehensive income                                                                                     433
Capital contribution from parent                 165                                                             165
Dividends declared                                                                                (510)         (510)
       BALANCE, DECEMBER 31, 2005     $ 6     $2,405     $  577         $(113)         $(1)     $4,463        $7,337
2004
Balance, December 31, 2003            $ 6     $2,240     $  728         $ (17)         $(1)     $3,648        $6,604
Comprehensive income
  Net income                                                                                       965           965
Other comprehensive income, net
   of tax [1]
  Cumulative effect of
    accounting change                                       292                                                  292
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                          104                                                  104
  Net loss on cash flow hedging
    instruments                                                          (167)                                  (167)
Total other comprehensive income                                                                                 229
  Total comprehensive income                                                                                   1,194
Dividends declared                                                                                (549)         (549)
       BALANCE, DECEMBER 31, 2004     $ 6     $2,240     $1,124         $(184)         $(1)     $4,064        $7,249
2003
Balance, December 31, 2002            $ 6     $2,041     $  463         $ 111          $(1)     $3,197        $5,817
Comprehensive income
  Net income                                                                                       626           626
Other comprehensive income, net
   of tax [1]
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                          265                                                  265
  Net loss on cash flow hedging
    instruments                                                          (128)                                  (128)
  Total other comprehensive
    income                                                                                                       137
Total comprehensive income                                                                                       763
  Capital contribution from
    parent                                       199                                                             199
Dividends declared                                                                                (175)         (175)
       BALANCE, DECEMBER 31, 2003     $ 6     $2,240     $  728         $ (17)         $(1)     $3,648        $6,604

[1] Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(295), $56, and $143 for the years ended December 31, 2005, 2004 and 2003, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $38, $(90) and $(69) for the years ended December 31, 2005, 2004 and 2003, respectively. There is no tax effect on cumulative translation adjustments.

[2] There were reclassification adjustments for after-tax gains (losses) realized in net income of $26, and $78 for the years ended December 31, 2005, and 2004, respectively. There were no reclassification adjustments for after-tax gains (losses) realized in net income for the year ended December 31, 2003.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                     ------------------------------------
                                                                                       2005         2004         2003
                                                                                     ------------------------------------
                                                                                                (In millions)
OPERATING ACTIVITIES
   Net income                                                                        $     909    $     965    $     626
   Adjustments to reconcile net income to net cash provided by operating activities
   Net realized capital (gains) losses                                                     (75)        (140)          13
   Cumulative effect of accounting changes, net of tax                                      --           18           --
   Amortization of deferred policy acquisition costs and present value of
     future profits                                                                        945          825          646
   Additions to deferred policy acquisition costs and present value of future
     profits                                                                            (1,226)      (1,375)      (1,319)
   Depreciation and amortization                                                           200           43          117
   Increase in premiums receivable and agents' balances                                     (3)          (3)          (2)
   (Decrease) increase in other liabilities                                                339           (7)         299
   Change in receivables, payables, and accruals                                            46         (205)         227
   Increase (decrease) in accrued tax                                                      (98)          34          (67)
   (Increase) decrease in deferred income tax                                              134          (55)          65
   Amortization of sales inducements                                                        39           30           68
   Additions to deferred sales inducements                                                 (85)        (141)        (136)
   Increase in future policy benefits                                                      129          726          794
   Decrease (increase) in reinsurance recoverables                                         177          (15)          (1)
   Decrease (increase) in other assets                                                    (143)          55         (109)
                                                                                     ------------------------------------
                                       NET CASH PROVIDED BY OPERATING ACTIVITIES         1,288          755        1,221
                                                                                     ------------------------------------
INVESTING ACTIVITIES
   Purchases of investments                                                            (21,654)     (17,192)     (13,628)
   Sales of investments                                                                 16,899       13,306        6,676
   Maturity and principal paydowns of fixed maturity investments                         2,398        2,971        3,233
   Other                                                                                                 --           85
                                                                                     ------------------------------------
                                          NET CASH USED FOR INVESTING ACTIVITIES        (2,357)        (915)      (3,634)
                                                                                     ------------------------------------
FINANCING ACTIVITIES
   Capital contributions                                                                   129           --          199
   Dividends paid                                                                         (498)        (549)        (175)
   Net receipts from investment and universal life-type contracts                        1,347          829        2,406
                                                                                     ------------------------------------
                                       NET CASH PROVIDED BY FINANCING ACTIVITIES           978          280        2,430
                                                                                     ------------------------------------
   Net (decrease) increase in cash                                                         (91)         120           17
   Impact of foreign exchange                                                               (1)          --           --
   Cash -- beginning of year                                                               216           96           79
                                                                                     ------------------------------------
   Cash -- end of year                                                               $     124    $     216    $      96
                                                                                     ------------------------------------
Supplemental Disclosure of Cash Flow Information:
   Net Cash Paid During the Year for:
   Income taxes                                                                      $     149    $      42    $      35


SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company recaptured an indemnity reinsurance arrangement with Hartford Life and Accident Insurance Company. In conjunction with this transaction, the Company recorded a noncash capital contribution of $36 and a related extinguishment of the reinsurance recoverable liability.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI"), Hartford International Life Reassurance Corporation ("HLRe") and Servus Life Insurance Company, formerly Royal Life Insurance Company of America. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Holdings, Inc., a direct subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) corporate owned life insurance and (e) assumes fixed annuity products and guaranteed minimum income benefits ("GMIB") from Hartford Life's international operations.

NOTE 2. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States, which differ materially from the accounting prescribed by various insurance regulatory authorities. All material intercompany transactions and balances between the Company and its subsidiaries and affiliates have been eliminated.

In 2004, the Company sponsored and purchased an investment interest in a synthetic collateralized loan obligation transaction, a variable interest entity ("VIE") for which the Company determined itself to be the primary beneficiary. Accordingly, the assets, liabilities and results of operations of the entity are included in the Company's consolidated financial statements. For further discussion of the synthetic collateralized loan transaction see Note 4.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF Issue No. 03-1"). EITF Issue No. 03-1 provided a model for determining when unrealized holding losses on debt and equity securities should be deemed other-than-temporary impairments and the impairments recognized as realized losses. In addition, EITF Issue No. 03-1 provided clarified guidance on the subsequent accounting for debt securities that are other-than-temporarily impaired and established certain disclosure requirements regarding investments in an unrealized loss position. The disclosure requirements were retroactively effective for the year ended December 31, 2003 and are included in Note 4 of Notes to Consolidated Financial Statements. The Financial Accounting Standards Board ("FASB") subsequently voted to delay the implementation of the other provisions of EITF Issue No. 03-1 in order to redeliberate certain aspects.

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces EITF Issue No. 03-1. FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF Issue No. 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than temporary a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. FSP 115-1 is effective for reporting periods beginning after December 15, 2005, with earlier application permitted. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position

("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                                             Other
                                                                                                         Comprehensive
Components of Cumulative Effect of Adoption                                              Net Income          Income
                                                                                        ---------------------------------
Establishing GMDB and other benefit reserves for annuity contracts                          $ (50)            $  --
Reclassifying certain separate accounts to general account                                     30               294
Other                                                                                           2                (2)
                                                                                        ---------------------------------
                                               TOTAL CUMULATIVE EFFECT OF ADOPTION          $ (18)            $ 292
                                                                                        ---------------------------------

In May 2003, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Generally, SFAS 150 requires liability classification for two broad classes of financial instruments: (a) instruments that represent, or are indexed to, an obligation to buy back the issuer's shares regardless of whether the instrument is settled on a net-cash or gross-physical basis and (b) obligations that (i) can be settled in shares but derive their value predominately from another underlying instrument or index (e.g. security prices, interest rates, and currency rates), (ii) have a fixed value, or (iii) have a value inversely related to the issuer's shares. Mandatorily redeemable equity and written options requiring the issuer to buyback shares are examples of financial instruments that should be reported as liabilities under this new guidance. SFAS 150 specifies accounting only for certain freestanding financial instruments and does not affect whether an embedded derivative must be bifurcated and accounted for separately. SFAS 150 was effective for instruments entered into or modified after May 31, 2003 and for all other instruments beginning with the first interim reporting period beginning after June 15, 2003. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" ("FIN 46"), which required an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity ("VIE"). A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIEs expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. FIN 46 was effective immediately for new VIEs established or purchased subsequent to January 31, 2003. For VIEs established or purchased subsequent to January 31, 2003, the adoption of FIN 46 did not have a material impact on the Company's consolidated financial condition or results of operations as there were no material VIEs which required consolidation.

In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaced the previously issued FIN 46 and, subject to certain special provisions, was effective no later than the end of the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN 46R in the fourth quarter of 2003. The adoption of FIN 46R did not result in the consolidation of any material VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS

155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets." This Statement: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company is required to apply SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007 although early adoption is permitted as of the beginning of an entity's fiscal year. The provisions of SFAS 155 are not expected to have an impact recorded at adoption; however, the standard could affect the future income recognition for securitized financial assets because there may be more embedded derivatives identified with changes in fair value recognized in net income.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Initial application of SOP 05-1 should be as of the beginning of the entity's fiscal year. The Company is expected to adopt SOP 05-1 effective January 1, 2007. Adoption of this statement is expected to have an impact on the Company's consolidated financial statements; however, the impact has not yet been determined.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award for financial statements for reporting periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission deferred the required effective date for adoption to annual periods beginning after June 15, 2005. The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition. The transition methods include prospective and retrospective adoption options. The prospective method requires that compensation expense be recorded for all unvested stock-based awards including those granted prior to adoption of the fair value recognition provisions of SFAS 123, at the beginning of the first quarter of adoption of SFAS 123R; while the retrospective methods would record compensation expense for all unvested stock-based awards beginning with the first period restated. The Company will adopt SFAS 123R in the first quarter of fiscal 2006 using the prospective method. In January 2003, the Company began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS 123 and; therefore, the adoption is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

STOCK-BASED COMPENSATION

The Hartford has an incentive stock plan (the "2005 Stock Plan") which permits the Hartford to grant non-qualified or incentive stock options qualifying under
Section 422A of the Internal Revenue Code, stock appreciation rights, performance shares, restricted stock, or restricted stock units, or any combination of the foregoing. In January 2003, the Hartford began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of Statement of Financial Accounting Standard ("SFAS") No. 123 "Accounting for Stock-Based Compensation." The fair value of stock-based awards granted by the Hartford during the years ended December 31, 2005, 2004 and 2003 were $42, $40 and $35, respectively, after-tax. The fair value of these awards will be recognized as expense over the awards' vesting periods, generally three years.

Prior to January 1, 2004, the Company used the Black-Scholes model to determine the fair value of the Hartford's stock-based compensation. For all awards granted or modified on or after January 1, 2004, the Hartford uses a hybrid lattice/Monte-Carlo based option valuation model

(the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates the Hartford's historical forfeiture and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

All stock-based awards granted or modified prior to January 1, 2003 continue to be valued using the intrinsic value-based provisions set forth in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Under the intrinsic value method, compensation expense is determined on the measurement date, which is the first date on which both the number of shares the employee is entitled to receive and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date, and is recognized over the award's vesting period. The expense, including non-option plans, related to stock-based employee compensation included in the determination of net income for the years ended December 31, 2005, 2004 and 2003 is less than that which would have been recognized if the fair value method had been applied to all awards since the effective date of SFAS No. 123. For further discussion of the Hartford's stock-based compensation plans, see Note 17.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance, which approximates fair value. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Other investments primarily consist of limited partnership interests and derivatives. Limited partnerships are accounted for under the equity method and accordingly the Company's share of partnership earnings are included in net investment income. Derivatives are carried at fair value.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed ("ABS") and commercial mortgage-backed securities ("CMBS") are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2005 and 2004, primarily consisted of non-144A private placements and have an average duration of 4.8 and 4.7 years, respectively.

The following table identifies the fair value of fixed maturity securities by pricing source as of December 31, 2005 and 2004.

                                                                         2005                          2004
                                                              ----------------------------------------------------------
                                                                             Percentage                     Percentage
                                                                              of Total                       of Total
                                                              Fair Value     Fair Value     Fair Value      Fair Value
                                                              ----------------------------------------------------------
Priced via independent market quotations                       $ 36,055          83.4%       $  34,555          80.9%
Priced via broker quotations                                      2,271           5.2            3,082           7.2
Priced via matrices                                               3,667           8.5            3,508           8.2
Priced via other methods                                            202           0.5               61           0.2
Short-term investments [1]                                        1,047           2.4            1,485           3.5
                                                              ----------------------------------------------------------
                                                    TOTAL      $ 43,242         100.0%       $  42,691         100.0%
                                                              ----------------------------------------------------------


[1] Short-term investments are primarily valued at amortized cost, which approximates fair value.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20 ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer,
(c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. Non-EITF Issue No. 99-20 securities depressed by twenty percent or more for six months are presumed to be other-than-temporarily impaired unless significant objective verifiable evidence supports that the security price is temporarily depressed and is expected to recover within a reasonable period of time. The evaluation of non-EITF Issue No. 99-20 securities depressed more than ten percent is documented and discussed quarterly by the committee.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from current estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction remeasurements are also recognized within net realized capital gains and losses. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the years ended December 31, 2005 and 2004 and were $1 for the year ended December 31, 2003. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. For fixed maturities subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments. These adjustments are accounted for using the retrospective method for highly-rated fixed maturities, and the prospective method for non-highly rated securitized financial assets. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For partnership investments, the equity method of accounting is used to recognize the Company's share of partnership earnings. For investments that have had an other-than-temporary impairment loss, income is earned on the constant effective yield method based upon the new cost basis and the amount and timing of future estimated cash flows.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of
Note 4.

The Company's derivative transactions are used in strategies permitted under the derivatives use plans filed and/or approved, as applicable, by the State of Connecticut and the State of New York insurance departments. The Company does not make a market or trade in these instruments for the express purpose of earning short-term trading profits.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. Other than the guaranteed minimum withdrawal benefit ("GMWB") rider, which is discussed below, and the associated reinsurance contracts as well as the reinsurance contracts associated with the GMIB product, which is discussed in Note 15, approximately 84% and 76% of derivatives, based upon notional values, were priced via valuation models, while the remaining 16% and 24% of derivatives were priced via broker quotations, as of December 31, 2005 and 2004, respectively. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and GMWB and GMIB reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB and GMIB reinsurance assumed contract amounts are recorded in other policyholder funds in the consolidated balance sheets. GMWB reinsurance ceded amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation or (5) held for other investment and risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic derivative net coupon settlements are recorded in net investment income with the exception of hedges of Company issued debt which are recorded in interest expense.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete or substantially complete liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

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Other Investment and Risk Management Activities

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk, enhance income, or replicate permitted fixed income investments, and do not receive hedge accounting treatment. Changes in the fair value, including periodic net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. In addition, certain hedging relationships are considered highly effective if the changes in the fair value or discounted cash flows of the hedging instrument are within a ratio of 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. Hedge ineffectiveness is measured using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Depending on the hedging strategy, quantitative methods may include the "Change in Variable Cash Flows Method," the "Change in Fair Value Method," the "Hypothetical Derivative Method" and the "Dollar Offset Method."

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk, which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of a derivative contract is positive, this indicates that the counterparty owes the Company and, therefore, exposes the Company to credit risk. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and then collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that all derivative contracts, with the exception of exchange-traded contracts and currency forward purchase or sale contracts, be governed by an International Swaps and Dealers Association Master Agreement which is structured by legal entity and by counterparty and permits the right of offset. In addition, the Company periodically enters into swap agreements in which the Company assumes credit exposure from a single entity, referenced index or asset pool.

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Product Derivatives and Risk Management

VALUATION OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT REINSURANCE DERIVATIVES

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has recently added a feature, available to new contract holders, that allows the policyholder the option to receive the guaranteed annual withdrawal amount for as long as they are alive. In this new feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company entered into a reinsurance agreement with Hartford Life Insurance K.K., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, Hartford Life, K.K. agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by Hartford Life, K.K. on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by Hartford Life, K.K. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by Hartford Life, K.K. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to Hartford Life, K.K. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. During the 4th quarter of 2005, the Company reflected a newly reliable market input for volatility on Standard and Poor's ("S&P") 500 index options. The impact of reflecting the newly reliable market input for the S&P 500 index volatility resulted in a decrease to the GMWB asset of $83 and had an insignificant impact on the valuation of the GMIB reinsurance assumed asset. The impact to net income including other changes in assumptions, after DAC amortization and taxes was a loss of $18.

In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder for the GMWB over the Attributed Fees are associated with the host variable annuity contract and are recorded in fee income.

For contracts issued prior to July 2003, the Company has an unrelated party reinsurance arrangement in place to transfer its risk of loss due to GMWB. For contracts issued after July 2003, the Company had reinsured the risk of loss due to GMWB to a related party, Hartford Life and Accident Insurance Company. Both of these arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. During September 2005, the Company recaptured the reinsurance agreement with the related party. As a result of the recapture, the Company received derivative instruments, used to hedge its exposure to the GMWB rider, including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. For the years ended December 31, 2005, 2004 and 2003, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $55 loss, $0 and $0, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, as of December 31, 2005, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

SEPARATE ACCOUNTS

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Non-guaranteed separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS ASSOCIATED WITH VARIABLE ANNUITY AND OTHER UNIVERSAL LIFE-TYPE CONTRACTS

Accounting Policy and Assumptions

The Company's policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired, generally 20 years. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC." At December 31, 2005 and 2004, the carrying value of the Company's DAC asset was $7.1 billion and $6.5 billion, respectively.

The Company amortizes DAC related to traditional policies (term, whole life and group insurance) over the premium-paying period in proportion to the present value of annual expected premium income. The Company amortizes DAC related to investment contracts and universal life-type contracts (including individual variable annuities) using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). The Company uses other measures for amortizing DAC, such as gross costs, as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. The Company also adjusts the DAC balance, through other comprehensive income, by an amount that represents the amortization of DAC that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up," which are recorded in the current period. The true-up recorded for the years ended December 31, 2005, 2004 and 2003, was an increase to amortization of $27, $16 and $35, respectively.

Each year, the Company develops future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future gross profits are projected for the estimated lives of the contracts, generally 20 years and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, and mortality. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events which are likely to be different for each year's cohort. For example, upon completion of a study during the fourth quarter of 2005, the Company, in developing projected account values and the related EGP's for the 2005 cohorts, used a separate account return assumption of 7.6% (after fund fees, but before mortality and expense charges). For prior year cohorts, the Company's separate account return assumption, at the time those cohorts' account values and related EGPs were projected, was 9.0%.

UNLOCK ANALYSIS

EGPs that are used as the basis for determining amortization of DAC are evaluated regularly to determine if actual experience or other evidence suggests that earlier estimates should be revised. Assumptions used to project account values and the related EGPs, are not revised unless the EGPs in the DAC amortization model fall outside of a reasonable range. In the event that the Company was to revise assumptions used for prior year cohorts, thereby changing its estimate of projected account value, and the related EGPs, in the DAC amortization model, the cumulative DAC amortization would be adjusted to reflect such changes, in the period the revision was determined to be necessary, a process known as "unlocking."

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, the Company evaluates, on a quarterly basis, its previously projected EGPs. The Company's process to assess the reasonableness of its EGPs, involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are the Company's current best estimate assumptions with respect to separate account returns, lapse rates, mortality, and expenses. These scenarios are run to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the respective DAC amortization models. If EGPs used in the DAC amortization model fall outside of the statistical ranges of reasonable EGPs, a revision to the assumptions in prior year cohorts used to project account value and the related EGPs, in the DAC amortization model would be necessary. A similar approach is used for variable universal life business.

As of December 31, 2005, the present value of the EGPs used in the DAC amortization models, for variable annuities and variable universal life business, fell within the statistical range of reasonable EGPs. Therefore, the Company did not revise the separate account return assumption, the account value or any other assumptions, in those DAC amortization models, for 2004 and prior cohorts.

Aside from absolute levels and timing of market performance, additional factors that will influence the unlock determination include the degree of volatility in separate account fund performance and shifts in asset allocation within the separate account made by policyholders. The overall return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,248 on December 31, 2005), although no assurance can be provided that this correlation will continue in the future.

The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company tests the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced another significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

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The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Policyholder funds include funding agreements held by VIE issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for investment and universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. The Company's traditional life and group disability products are classified as long duration contracts, and premiums are recognized as revenue when due from policyholders.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 3%, 5%, and 6% as of December 31, 2005, 2004 and 2003, respectively, of total life insurance in force. Dividends to policyholders were $37, $29 and $63 for the years ended December 31, 2005, 2004 and 2003, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

REINSURANCE

Written premiums, earned premiums and incurred insurance losses and loss adjustment expense all reflect the net effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to our acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance means other insurance companies have agreed to share certain risks the Company has underwritten. Reinsurance accounting is followed for assumed and ceded transactions when the risk transfer provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 3. SEGMENT INFORMATION

The Company has adjusted its reportable operating segments in 2005 from Retail Products Group ("Retail"), Institutional Solutions Group ("Institutional") and Individual Life to Retail, Retirement Plans, Institutional and Individual Life.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities, and other investment products.

Retirement Plans offer retirement plan products and services to corporations and municipalities pursuant to Section 401(k), 403(b) and 457 plans.

Institutional offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable private placement life insurance owned by corporations and high net worth individuals (formerly referred to as COLI).

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life insurance.

Life includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) and interest rate risk generated from sales of the assumed yen based fixed annuity from Hartford Life's international operations, other than the net periodic coupon settlements on credit derivatives, which are allocated to the reportable segments; intersegment eliminations and GMIB reinsurance assumed from Hartford Life Insurance KK, a related party and subsidiary of Hartford Life, as well as certain group benefit products, including group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. Life evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between Life's Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of net realized capital gains and losses and the allocation of credit risk charges. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in Life's Other category. Those net realized capital gains and losses that are interest rate related are subsequently allocated back to the operating segments in future periods, with interest, over the average estimated duration of the operating segment's investment portfolios, through an adjustment to each respective operating segment's realized capital gains and losses, with an offsetting adjustment in the Other category. Net realized capital gains and losses from non-qualifying derivative strategies, including embedded derivatives, are retained by Corporate and reported in the Other category. Net realized capital gains and losses generated from credit related events, other than net periodic coupon settlements on credit derivatives, are retained by Corporate. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through realized capital gains and losses. The "credit-risk" fee covers fixed income assets included in each operating segment's general account and guaranteed separate accounts. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States.

The positive (negative) impact on realized gains and losses of the segments for allocated interest related realized gains and losses and the credit-risk fees were as follows:

                                                                                             2005       2004       2003
                                                                                            -----------------------------
Retail
   Realized gains (losses)                                                                   $  34      $ 25      $   1
   Credit risk fees                                                                            (26)      (22)       (14)
Retirement Plans
   Realized gains (losses)                                                                       6         5          5
   Credit risk fees                                                                             (8)       (8)        (7)
Institutional
   Realized gains (losses)                                                                      13         8          6
   Credit risk fees                                                                            (18)      (16)       (13)
Individual Life
   Realized gains (losses)                                                                       8        12         --
   Credit risk fees                                                                             (5)       (5)        (5)
Other
   Realized gains (losses)                                                                     (61)      (50)       (12)
   Credit risk fees                                                                             57        51         39
                                                                                            -----------------------------
                                                                                 TOTAL       $  --      $ --      $  --
                                                                                            -----------------------------

The following tables represent summarized financial information concerning the Company's segments.

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
TOTAL REVENUES
   Retail                                                                                $ 2,570     $ 2,488     $ 1,657
   Retirement Plans                                                                          457         421         376
   Institutional                                                                           1,400       1,273       1,494
   Individual Life                                                                           991         966         894
   Other                                                                                     486         538         433
                                                                                         --------------------------------
                                                                     TOTAL REVENUES      $ 5,904     $ 5,686     $ 4,854
                                                                                         --------------------------------
NET INVESTMENT INCOME
   Retail                                                                                $   934     $ 1,013     $   431
   Retirement Plans                                                                          311         307         280
   Institutional                                                                             784         647         562
   Individual Life                                                                           272         269         227
   Other                                                                                     268         234         264
                                                                                         --------------------------------
                                                        TOTAL NET INVESTMENT INCOME      $ 2,569     $ 2,470     $ 1,764
                                                                                         --------------------------------
AMORTIZATION OF DAC
   Retail                                                                                $   689     $   596     $   450
   Retirement Plans                                                                           26          28          18
   Institutional                                                                              32          26          27
   Individual Life                                                                           196         175         166
   Other                                                                                       2          --         (15)
                                                                                         --------------------------------
                                                          TOTAL AMORTIZATION OF DAC      $   945     $   825     $   646
                                                                                         --------------------------------
INCOME TAX EXPENSE (BENEFIT)
   Retail                                                                                $    33     $    35     $    27
   Retirement Plans                                                                           19          17          15
   Institutional [1]                                                                          34          24          34
   Individual Life                                                                            69          70          64
   Other [2]                                                                                  52        (117)         28
                                                                                         --------------------------------
                                                           TOTAL INCOME TAX EXPENSE      $   207     $    29     $   168
                                                                                         --------------------------------
NET INCOME
   Retail                                                                                $   520     $   373     $   330
   Retirement Plans                                                                           66          59          39
   Institutional                                                                              82          55          68
   Individual Life                                                                           149         143         134
   Other [2]                                                                                  92         335          55
                                                                                         --------------------------------
                                                                   TOTAL NET INCOME      $   909     $   965     $   626
                                                                                         --------------------------------


[1] 2003 includes $9 of after-tax benefit related to the settlement of litigation.

[2] For the year ended December 31, 2004 the Company includes a $191 tax benefit recorded in its Other category, which relates to an agreement with the IRS on the resolution of matters pertaining to tax years prior to 2004. For further discussion of this tax benefit see Note 12.

                                                                                                      DECEMBER 31,
                                                                                                --------------------------
                                                                                                   2005           2004
                                                                                                --------------------------
ASSETS
   Retail                                                                                       $  119,185     $  114,288
   Retirement Plans                                                                                 20,058         17,142
   Institutional                                                                                    48,561         44,572
   Individual Life                                                                                  12,314         11,361
   Other                                                                                             7,506          8,279
                                                                                                --------------------------
                                                                              TOTAL ASSETS      $  207,624     $  195,642
                                                                                                --------------------------
DAC
   Retail                                                                                       $    4,617     $    4,307
   Retirement Plans                                                                                    406            264
   Institutional                                                                                        81             57
   Individual Life                                                                                   1,976          1,802
   Other                                                                                                21             23
                                                                                                --------------------------
                                                                                 TOTAL DAC      $    7,101     $    6,453
                                                                                                --------------------------
RESERVE FOR FUTURE POLICY BENEFITS
   Retail                                                                                       $      732     $      678
   Retirement Plans                                                                                    366            387
   Institutional                                                                                     4,962          4,512
   Individual Life                                                                                     536            538
   Other                                                                                               810          1,129
                                                                                                --------------------------
                                                  TOTAL RESERVE FOR FUTURE POLICY BENEFITS      $    7,406     $    7,244
                                                                                                --------------------------
OTHER POLICYHOLDER FUNDS
   Retail                                                                                       $   16,299     $   18,320
   Retirement Plans                                                                                  5,194          4,790
   Institutional                                                                                     9,228          7,653
   Individual Life                                                                                   4,482          4,150
   Other                                                                                             3,196          2,580
                                                                                                --------------------------
                                                            TOTAL OTHER POLICYHOLDER FUNDS      $   38,399     $   37,493
                                                                                                --------------------------


NOTE 4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                                                                         $ 2,275     $ 2,122     $ 1,425
Policy loans                                                                                 142         183         207
Other investments                                                                            189         195         152
Gross investment income                                                                    2,606       2,500       1,784
Less: Investment expenses                                                                     37          30          20
                                                                                         --------------------------------
                                                              NET INVESTMENT INCOME      $ 2,569     $ 2,470     $ 1,764
                                                                                         --------------------------------
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                                         $    57     $   168     $    (6)
Equity securities                                                                              8           7          (7)
Foreign currency transaction remeasurements                                                  157          (6)         --
Derivatives and other [1]                                                                   (147)        (29)         --
                                                                                         --------------------------------
                                                NET REALIZED CAPITAL GAINS (LOSSES)      $    75     $   140     $   (13)
                                                                                         --------------------------------


[1] Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
COMPONENTS OF NET UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Fixed maturities                                                                         $   986     $ 2,212     $ 1,574
Equity securities                                                                              7           8           7
Net unrealized gains credited to policyholders                                                (9)        (20)        (63)
Net unrealized gains                                                                         984       2,200       1,518
Deferred income taxes and other items                                                        407       1,076         790
Net unrealized gains, net of tax -- end of year                                              577       1,124         728
Net unrealized gains, net of tax -- beginning of year                                      1,124         728         463
                                                                                         --------------------------------
               CHANGE IN UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES      $  (547)    $   396     $   265
                                                                                         --------------------------------


COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                           AS OF DECEMBER 31, 2005
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                 Gross
                                                       Cost        Unrealized Gains     Unrealized Losses     Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
ABS                                                 $   6,383          $     44              $   (73)          $   6,354
Collateralized mortgage obligations ("CMOs")
   Agency backed                                          657                 3                   (4)                656
   Non-agency backed                                      107                --                   --                 107
CMBS
   Agency backed                                           53                 1                   --                  54
   Non-agency backed                                    8,258               158                  (85)              8,331
Corporate                                              21,179             1,098                 (226)             22,051
Government/Government agencies
   Foreign                                                646                43                   (4)                685
   United States                                          435                23                   (2)                456
   Mortgage-backed securities ("MBS") -- U.S.
     Government/Government agencies                     2,559                 6                  (39)              2,526
   States, municipalities and political
     subdivisions                                         926                47                   (4)                969
   Redeemable preferred stock                               6                --                   --                   6
Short-term investments                                  1,047                --                   --               1,047
                                                    ---------------------------------------------------------------------
                        TOTAL FIXED MATURITIES      $  42,256          $  1,423              $  (437)          $  43,242
                                                    ---------------------------------------------------------------------

                                                                           AS OF DECEMBER 31, 2004
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                 Gross
                                                       Cost        Unrealized Gains     Unrealized Losses     Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
ABS                                                  $  5,881          $     72              $   (61)          $   5,892
Collateralized mortgage obligations ("CMOs")
   Agency backed                                          834                 9                   (3)                840
   Non-agency backed                                       48                --                   --                  48
CMBS
   Agency backed                                           54                --                   --                  54
   Non-agency backed                                    7,336               329                  (17)              7,648
   Corporate                                           21,200             1,826                  (57)             22,969
Government/Government agencies
   Foreign                                                649                60                   (2)                707
   United States                                          774                19                   (4)                789
   Mortgage-backed securities ("MBS") -- U.S.
     Government/Government agencies                     1,542                18                   (2)              1,558
   States, municipalities and political
     subdivisions                                         675                30                   (5)                700
   Redeemable preferred stock                               1                --                   --                   1
Short-term investments                                  1,485                --                   --               1,485
                                                    ----------------------------------------------------------------------
                        TOTAL FIXED MATURITIES       $ 40,479          $  2,363              $  (151)          $  42,691
                                                    ----------------------------------------------------------------------


The amortized cost and estimated fair value of fixed maturity investments at December 31, 2005 by contractual maturity year are shown below. Estimated maturities may differ from contractual maturities due to call or prepayment provisions. ABS, including MBS and CMOs, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                                               Amortized Cost     Fair Value
                                                              --------------------------------
MATURITY
One year or less                                                 $   4,113         $   4,106
Over one year through five years                                     13,312           13,558
Over five years through ten years                                    11,423           11,524
Over ten years                                                       13,408           14,054
                                                              -------------------------------
                                                   TOTAL         $  42,256         $  43,242
                                                              -------------------------------


SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                                                                              FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                        ---------------------------------
                                                                                          2005         2004       2003
                                                                                        ---------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                                                                           $ 15,882     $ 13,022    $ 6,205
Gross gains                                                                                  302          311        196
Gross losses                                                                                (218)        (125)       (71)
SALE OF AVAILABLE-FOR-SALE EQUITY SECURITIES
Sale proceeds                                                                           $     39     $     75    $   107
Gross gains                                                                                    8           12          4
Gross losses                                                                                  --           (5)        (3)
                                                                                        ---------------------------------


CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than certain U.S. government and government agencies. Other than U.S. government and government agencies, the Company's top three exposures by issuer as of December 31, 2005 were Royal Bank of Scotland Group PLC, AT&T Inc. and JPMorgan Chase & Co.

which comprise 0.5%, 0.4% and 0.4%, respectively, of total invested assets and as of December 31, 2004 were the JPMorgan Chase & Co., Banco Santander Central Hispano, S.A. and General Motors Corporation which comprised 0.8%, 0.4% and 0.4%, respectively, of total invested assets.

The Company's top three exposures by industry sector as of December 31, 2005 were financial services, technology and communications and utilities which comprise 13%, 6% and 5%, respectively, of total invested assets and as of December 31, 2004 were financial services, technology and communications and consumer non-cyclical which comprised approximately 13%, 8% and 5%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2005, the largest concentrations were in California, Oregon and Illinois and comprised approximately 0.5%, 0.4% and 0.2%, respectively, of total invested assets. As of December 31, 2004, the largest concentrations were in California, Oregon and Wisconsin and comprised approximately 0.5%, 0.4% and 0.2%, respectively, of total invested assets.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2005 and 2004.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005.

                                                                                 2005
                                              ---------------------------------------------------------------------------
                                                      Less Than 12 Months                     12 Months or More
                                              ---------------------------------------------------------------------------
                                               Amortized      Fair     Unrealized     Amortized     Fair     Unrealized
                                                 Cost        Value       Losses         Cost        Value      Losses
                                              ---------------------------------------------------------------------------
ABS                                            $   1,534    $  1,517      $  (17)      $   494     $   438     $   (56)
CMOs
   Agency backed                                     271         269          (2)          221         219          (2)
   Non-agency backed                                  18          18          --             1           1          --
CMBS
   Agency backed                                       2           2          --             4           4          --
   Non-agency backed                               3,899       3,833         (66)          578         559         (19)
Corporate                                          7,339       7,158        (181)        1,173       1,128         (45)
Government/Government agencies
   Foreign                                           173         170          (3)           36          35          (1)
   United States                                     147         146          (1)           20          19          (1)
MBS -- U.S. Government/Government
   agencies                                        1,689       1,658         (31)          170         162          (8)
States, municipalities and political
   subdivisions                                      194         190          (4)           --          --          --
Short-term investments                                61          61          --            --          --          --
                                               ------------------------------------------------------------------------
                  TOTAL FIXED MATURITIES          15,327      15,022        (305)        2,697       2,565        (132)
-----------------------------------------
Common stock                                           5           5          --             1           1          --
Non-redeemable preferred stock                        38          37          (1)           39          37          (2)
                                               ------------------------------------------------------------------------
                            TOTAL EQUITY              43          42          (1)           40          38          (2)
-----------------------------------------      ------------------------------------------------------------------------
   TOTAL TEMPORARILY IMPAIRED SECURITIES       $  15,370    $ 15,064      $ (306)      $ 2,737     $ 2,603     $  (134)
                                               ------------------------------------------------------------------------

                                                                                                  Total
                                                                                 ----------------------------------------
                                                                                  Amortized       Fair       Unrealized
                                                                                    Cost          Value        Losses
                                                                                 ----------------------------------------
ABS                                                                               $   2,028     $   1,955      $   (73)
CMOs
   Agency backed                                                                        492           488           (4)
   Non-agency backed                                                                     19            19           --
CMBS
   Agency backed                                                                          6             6           --
   Non-agency backed                                                                  4,477         4,392          (85)
Corporate                                                                             8,512         8,286         (226)
Government/Government agencies
   Foreign                                                                              209           205           (4)
   United States                                                                        167           165           (2)
MBS -- U.S. Government/Government agencies                                            1,859         1,820          (39)
States, municipalities and political subdivisions                                       194           190           (4)
Short-term investments                                                                   61            61           --
                                                                                  -------------------------------------
                                                       TOTAL FIXED MATURITIES        18,024        17,587         (437)
Common stock                                                                              6             6           --
Non-redeemable preferred stock                                                           77            74           (3)
                                                                                  -------------------------------------
                                                                 TOTAL EQUITY            83            80           (3)
                                                                                  -------------------------------------
                                        TOTAL TEMPORARILY IMPAIRED SECURITIES     $  18,107     $  17,667      $  (440)
                                                                                  -------------------------------------


As of December 31, 2005, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,700 different securities. The Company held no securities as of December 31, 2005, that were in an unrealized loss position in excess of $12. There were no fixed maturities or equity securities as of December 31, 2005, with a fair value less than 80% of the security's cost or amortized cost for six continuous months other than certain ABS and CMBS. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position, as of December 31, 2005 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of over 2,200 securities of which 94%, or $288, of the unrealized loss were comprised of securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2005, were comprised of approximately 500 securities, with the majority of the unrealized loss amount relating to ABS, CMBS and corporate fixed maturities within the financial services sector. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

ABS -- The ABS in an unrealized loss position for twelve months or more were primarily supported by aircraft lease receivables that had suffered a decrease in value in recent years. The Company's holdings are ABS secured by leases on aircraft. The decline in the fair values of these securities is primarily attributable to the high risk premium associated with the increase in volatility of airline travel demand in recent years, lack of market liquidity in this sector and long term to maturity of these securities. In recent years, aircraft demand and lease rates have improved as a result of an increase in worldwide travel. However, the continuing difficulties experienced by several major U.S. domestic airlines due to high operating costs, including fuel and certain employee benefits costs, continue to weigh heavily on this sector. Based on the Company's projections of future cash flows under distressed scenarios, the Company expects to recover the full contractual principal and interest payments of these investments. However, future price recovery will depend on continued improvement in economic fundamentals, political stability, airline operating performance and collateral value.

CMBS -- The CMBS in an unrealized loss position as of December 31, 2005, were primarily the result of an increase in interest rates from the security's purchase date. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost as of December 31, 2005. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

FINANCIAL SERVICES -- Financial services represents approximately $13 of the corporate securities in an unrealized loss position for twelve months or more. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost.

These positions are a mixture of fixed and variable rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

The remaining balance of $46 in the twelve months or more unrealized loss category is comprised of approximately 200 securities, substantially all of which were depressed only to a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2005. The decline in market value for these securities is primarily attributable to changes in interest rates.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004.

                                                                                 2004
                                               --------------------------------------------------------------------------
                                                       Less Than 12 Months                    12 Months or More
                                               --------------------------------------------------------------------------
                                                Amortized     Fair     Unrealized     Amortized     Fair     Unrealized
                                                  Cost        Value      Losses         Cost        Value      Losses
                                               --------------------------------------------------------------------------
ABS                                              $ 1,112     $ 1,102      $ (10)       $   343     $   292      $ (51)
CMOs
   Agency backed                                     494         491         (3)             2           2         --
   Non-agency backed                                  40          40         --             --          --         --
CMBS
   Agency backed                                      19          19         --             --          --         --
   Non-agency backed                               1,563       1,548        (15)            73          71         (2)
Corporate                                          2,685       2,652        (33)           657         633        (24)
Government/Government agencies
   Foreign                                           116         115         (1)            27          26         (1)
   United States                                     445         442         (3)             7           6         (1)
   MBS -- U.S. Government/Government
     agencies                                        398         396         (2)            24          24         --
   States, municipalities and political
     subdivisions                                    163         158         (5)             2           2         --
Short-term investments                                11          11         --             --          --         --
                                                 ---------------------------------------------------------------------
                   TOTAL FIXED MATURITIES          7,046       6,974        (72)         1,135       1,056        (79)
------------------------------------------
Common stock                                          --          --         --              1           1         --
Non-redeemable preferred stock                        19          19         --             39          36         (3)
                                                 ---------------------------------------------------------------------
                             TOTAL EQUITY             19          19         --             40          37         (3)
------------------------------------------       ---------------------------------------------------------------------
    TOTAL TEMPORARILY IMPAIRED SECURITIES        $ 7,065     $ 6,993      $ (72)       $ 1,175     $ 1,093      $ (82)
                                                 ---------------------------------------------------------------------

                                                                                                  Total
                                                                                  ---------------------------------------
                                                                                   Amortized       Fair      Unrealized
                                                                                     Cost         Value        Losses
                                                                                  ---------------------------------------
ABS                                                                                 $ 1,455      $  1,394      $   (61)
CMOs
   Agency backed                                                                        496           493           (3)
   Non-agency backed                                                                     40            40           --
CMBS
   Agency backed                                                                         19            19           --
   Non-agency backed                                                                  1,636         1,619          (17)
Corporate                                                                             3,342         3,285          (57)
Government/Government agencies
   Foreign                                                                              143           141           (2)
   United States                                                                        452           448           (4)
   MBS -- U.S. Government/Government agencies                                           422           420           (2)
   States, municipalities and political subdivisions                                    165           160           (5)
Short-term investments                                                                   11            11           --
                                                                                    -----------------------------------
                                                       TOTAL FIXED MATURITIES         8,181         8,030         (151)
Common stock                                                                              1             1           --
Non-redeemable preferred stock                                                           58            55           (3)
                                                                                    -----------------------------------
                                                                 TOTAL EQUITY            59            56           (3)
                                                                                    -----------------------------------
                                        TOTAL TEMPORARILY IMPAIRED SECURITIES       $ 8,240      $  8,086      $  (154)
                                                                                    -----------------------------------


MORTGAGE LOANS

The carrying value of mortgage loans was $1.4 billion and $794 for the years ended December 31, 2005 and 2004, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The largest concentrations by property type at December 31, 2005 and 2004 are office buildings (approximately 35% and 33%, respectively), retail stores (approximately 26% and 28%, respectively) and hotels (approximately 15% and 12%, respectively). The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 20% and 29% at December 31, 2005 and 2004, respectively). At December 31, 2005 and 2004, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2005 and 2004.

VARIABLE INTEREST ENTITIES

The Company invests in two synthetic collateralized loan obligation trusts and a recently issued continuously offered ERISA-eligible institutional fund (collectively, "synthetic CLOs") that are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of the Company. These synthetic CLOs invest in senior secured bank loans through total return swaps ("referenced bank loan portfolios"). The outstanding notional value of the referenced bank loan portfolios from the three synthetic CLOs was $800 and $700 as of December 31, 2005 and 2004, respectively.

As of December 31, 2005 and 2004, the synthetic CLOs had issued approximately $145 and $135 of notes and preferred shares ("CLO issuances"), respectively. The proceeds from the CLO issuances are invested in collateral accounts consisting of high credit quality securities and/or bank loans that are pledged to the referenced bank loan portfolios' swap counterparties. Investors in the CLO issuances receive the net proceeds from the referenced bank loan portfolios. Any principal losses incurred by the swap counterparties associated with the referenced bank loan portfolios are borne by the CLO issuances investors through the total return swaps. Approximately $110 and $120 of the CLO issuances were held by third party investors as of December 31, 2005 and 2004, respectively. The third party investors in the synthetic CLOs have recourse only to the synthetic CLOs' assets and not to the general credit of the Company. Accordingly, the Company's financial exposure to these synthetic CLOs is limited to its direct investment in certain notes and preferred shares issued by the synthetic CLOs.

Pursuant to the requirements of FIN 46R, the Company has concluded that the three synthetic CLOs are variable interest entities ("VIEs") and for two of the synthetic CLOs, the Company is the primary beneficiary and must consolidate these synthetic CLOs. Accordingly, the Company has reflected the assets and liabilities of two synthetic CLOs in its consolidated financial statements. As of December 31, 2005, the Company recorded $75 of cash and fixed maturities, total return swaps with a fair value of $2 in other investments and $42 in other liabilities related to the CLO issuances in its consolidated balance sheets. As of December 31, 2004, the Company recorded in the consolidated balance sheets $65 of cash and fixed maturities, total return swaps with a fair value of $3 in other investments and $52 related to the CLO issuances in other liabilities. The Company's investments in the consolidated synthetic CLOs, which is its maximum exposure to loss, was $33 and $14, as of December 31, 2005 and 2004, respectively.

The Company utilized qualitative and quantitative analyses to assess whether it was the primary beneficiary of the VIEs. The qualitative considerations included the Company's co-investment in relation to the total CLO issuance. The quantitative analysis included calculating the variability of the CLO issuance based upon statistical techniques utilizing historical normalized default and recovery rates for the average credit quality of the initial referenced bank loan portfolio.

DERIVATIVE INSTRUMENTS

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                                            Asset Values      Liability Values
                                                          -------------------------------------
                                                           2005      2004      2005      2004
                                                          -------------------------------------
Other investments                                         $  159    $   42    $   --    $   --
Reinsurance recoverables                                      --        --        17       129
Other policyholder funds and benefits payable                 80       129        --        --
Fixed maturities                                              --         4        --        --
Other liabilities                                             --        --       390       449
                                                          -------------------------------------
                                               TOTAL      $  239    $  175    $  407    $  578
                                                          -------------------------------------


The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's non-guaranteed separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 3,2005 and 2004. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including net periodic coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2005 and 2004.

                                                                                                            Hedge
                                                                                                       Ineffectiveness
                                                           Notional Amount          Fair Value            After-Tax
                                                         ----------------------------------------------------------------
HEDGING STRATEGY                                           2005       2004        2005      2004       2005       2004
                                                         ----------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
   Interest rate swaps are primarily used to
   convert interest receipts on floating -rate
   fixed maturity securities to fixed rates. These
   derivatives are predominantly used to better
   match cash receipts from assets with cash
   disbursements required to fund liabilities. The
   Company also enters into forward starting swap
   agreements to hedge the interest rate exposure
   on anticipated fixed-rate asset purchases due
   to changes in the benchmark interest rate,
   London-Interbank Offered Rate ("LIBOR"). These
   derivatives were structured to hedge interest
   rate exposure inherent in the assumptions used
   to price primarily certain long-term disability
   products.
   Interest rate swaps are also used to hedge a
   portion of the Company's floating rate
   guaranteed investment contracts. These
   derivatives convert the floating rate
   guaranteed investment contract payments to a
   fixed rate to better match the cash receipts
   earned from the supporting investment portfolio.      $  4,860    $ 4,944     $  (26)   $    40     $ (10)     $ (10)

                                                                                                             Hedge
                                                                                                        Ineffectiveness
                                                             Notional Amount         Fair Value            After-Tax
                                                           --------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005      2004
                                                           --------------------------------------------------------------
Foreign currency swaps
   Foreign currency swaps are used to convert foreign
   denominated cash flows associated with certain
   foreign denominated fixed maturity investments to
   U.S. dollars. The foreign fixed maturities are
   primarily denominated in euros and are swapped to
   minimize cash flow fluctuations due to changes in
   currency rates.                                         $  1,361    $ 1,311    $  (222)   $ (421)    $  4      $  --
FAIR-VALUE HEDGES
Interest rate swaps
   A portion of the Company's fixed debt is hedged
   against increases in LIBOR, the designated
   benchmark interest rate. In addition, interest
   rate swaps are used to hedge the changes in fair
   value of certain fixed rate liabilities and fixed
   maturity securities due to changes in LIBOR.               1,707        201         (1)       (5)       2         --
Interest rate caps and floors
   Interest rate caps and floors are used to offset
   the changes in fair value related to corresponding
   interest rate caps and floors that exist in
   certain of the Company's variable-rate fixed
   maturity investments and are not required to be
   bifurcated.                                                   --        148         --        (1)      --         --
                                                           -------------------------------------------------------------
 TOTAL CASH-FLOW, FAIR-VALUE AND NET INVESTMENT HEDGES
                                                           $  7,928    $ 6,604    $  (249)   $ (387)    $ (4)     $ (10)
                                                           -------------------------------------------------------------

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount         Fair Value            After-Tax
                                                            -------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005       2004
                                                            -------------------------------------------------------------
OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES
Interest rate caps and swaption contracts
   The Company is exposed to policyholder surrenders
   during a rising interest rate environment. Interest
   rate cap and swaption contracts are used to
   mitigate the Company's loss in a rising interest
   rate environment. The increase in yield from the
   cap and swaption contract in a rising interest rate
   environment may be used to raise credited rates,
   thereby increasing the Company's competitiveness
   and reducing the policyholder's incentive to
   surrender. These derivatives are also used to
   reduce the duration risk in certain investment
   portfolios. These derivative instruments are
   structured to hedge the durations of fixed maturity
   investments to match certain life products in
   accordance with the Company's asset and liability
   management policy.                                       $ 1,116    $ 1,466     $  1      $   2      $ --      $  (5)

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount         Fair Value            After-Tax
                                                            -------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005       2004
                                                            -------------------------------------------------------------
Interest rate swaps and floors
   The Company uses interest rate swaps and floors to
   manage duration risk between assets and
   liabilities. In addition, the Company enters into
   interest rate swaps to terminate existing swaps in
   hedging relationships, thereby offsetting the
   changes in value of the original swap.                   $ 1,371    $ 1,441     $ 12      $   7      $  2      $   3
Foreign currency swaps and forwards
   The Company enters into foreign currency swaps and
   forwards and purchases foreign put options and
   writes foreign call options to hedge the foreign
   currency exposures in certain of its foreign fixed
   maturity investments.                                        490        312       (8)       (74)       20        (23)
Credit default and total return swaps
   The Company enters into swap agreements in which
   the Company assumes credit exposure of an
   individual entity, referenced index or asset pool.
   The Company assumes credit exposure to individual
   entities through credit default swaps. These
   contracts entitle the company to receive a periodic
   fee in exchange for an obligation to compensate the
   derivative counterparty should a credit event occur
   on the part of the referenced security issuer.
   Credit events typically include failure on the part
   of the referenced security issuer to make a fixed
   dollar amount of contractual interest or principal
   payments or bankruptcy. The maximum potential
   future exposure to the Company is the notional
   value of the swap contracts, $324 and $193,
   after-tax, as of December 31, 2005 and 2004,
   respectively.
   The Company also assumes exposure to the change in
   value of indices or asset pools through total
   return swaps and credit spreadlocks. As of December
   31, 2005 and 2004, the maximum potential future
   exposure to the Company from such contracts is $542
   and $458, after-tax, respectively.
   The Company enters into credit default swap
   agreements, in which the Company pays a derivative
   counterparty a periodic fee in exchange for
   compensation from the counterparty should a credit
   event occur on the part of the referenced security
   issuer. The Company entered into these agreements
   as an efficient means to reduce credit exposure to
   specified issuers or sectors. In addition, the
   Company enters into option contracts to receive
   protection should a credit event occur on the part
   of the referenced security issuer.                         2,013      1,418        3          6        10         16

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount          Fair Value           After-Tax
                                                          ---------------------------------------------------------------
HEDGING STRATEGY                                            2005        2004        2005      2004      2005       2004
                                                          ---------------------------------------------------------------
Options
   The Company writes option contracts for a
   premium to monetize the bifurcated option
   embedded in certain of its fixed maturity
   investments. The written option grants the
   holder the ability to call the bond at a
   predetermined strike value. The maximum
   potential future economic exposure is
   represented by the then fair value of the bond
   in excess of the strike value, which is expected
   to be entirely offset by the appreciation in the
   value of the embedded long option.                     $     12    $      95    $   --    $    1    $   (1)    $  (1)
Yen fixed annuity hedging instruments
   The Company enters into currency rate swaps and
   forwards to mitigate the foreign currency
   exchange rate and yen interest rate exposures
   associated with the yen denominated individual
   fixed annuity compound rate contract product.
   For further discussion, see below. Additionally,
   forward settling fixed maturity investments are
   traded to manage duration and foreign currency
   risk associated with this product.                        1,675          611      (179)       10      (143)        4
Product derivatives
   The Company offers certain variable annuity
   products with a GMWB rider. The GMWB is a
   bifurcated embedded derivative that provides the
   policyholder with a GRB if the account value is
   reduced to zero through a combination of market
   declines and withdrawals. The GRB is generally
   equal to premiums less withdrawals. The
   policyholder also has the option, after a
   specified time period, to reset the GRB to the
   then-current account value, if greater. For a
   further discussion, see the Derivative
   Instruments section of Note 2. The notional
   value of the embedded derivative is the GRB
   balance.                                                 31,803       25,433         8       129       (42)       35
GMWB hedging instruments
   The Company enters into interest rate futures,
   S&P 500 and NASDAQ index futures contracts and
   put and call options, as well as interest rate
   and EAFE index swap contracts to economically
   hedge exposure to the volatility associated with
   the portion of the GMWB liabilities which are
   not reinsured. In addition, the Company
   periodically enters into forward starting S&P500
   put options as well as S&P index futures and
   interest rate swap contracts to economically
   hedge the equity volatility risk exposure
   associated with anticipated future sales of the
   GMWB rider.                                               5,086           --       175        --       (13)       --

                                                                                                          Derivative
                                                                                                       Change in Value
                                                         Notional Amount            Fair Value            After-Tax
                                                      -------------------------------------------------------------------
HEDGING STRATEGY                                        2005         2004        2005       2004       2005       2004
                                                      -------------------------------------------------------------------
Reinsurance contracts associated with GMWB
   Reinsurance arrangements are used to offset
   the Company's exposure to the GMWB embedded
   derivative for the lives of the host
   variable annuity contracts. The notional
   amount of the reinsurance contracts is the
   GRB amount.                                        $   8,575    $  25,433    $   (17)   $  (129)    $  19      $ (35)
Reinsurance contracts associated with GMIB
   Reinsurance arrangements are used to offset
   the Company's exposure to the GMIB embedded
   derivative for the lives of the host
   variable annuity contracts. The notional
   amount of the reinsurance contracts is the
   yen denominated policyholder account value
   remeasured at the year-end yen to U.S.
   dollar spot rate.                                     16,782           --         72         --        73         --
Statutory reserve hedging instruments
   The Company purchased one and two year S&P500
   put option contracts to economically hedge
   the statutory reserve impact of equity
   exposure arising primarily from GMDB
   obligations against a decline in the equity
   markets.                                               1,142        1,921         14         32       (20)        (2)
                                                      ------------------------------------------------------------------
       TOTAL OTHER INVESTMENT AND RISK MANAGEMENT
                                       ACTIVITIES        70,065       58,130         81        (16)      (95)        (8)
                                                      ------------------------------------------------------------------
                            TOTAL DERIVATIVES [1]     $  77,993    $  64,734    $  (168)   $  (403)    $ (99)     $ (18)
                                                      ------------------------------------------------------------------


[1] Derivative change in value includes hedge ineffectiveness for cash-flow, fair-value and net investment hedges and total change in value of other investment and risk management activities.

The increase in notional amount since December 31, 2004, is primarily due to the reinsurance of GMIB product and new hedging strategies, which were partially offset by a decrease in the reinsurance arrangement associated with GMWB. The increase in net fair value of derivative instruments since December 31, 2004, was primarily due to an increase in market value of derivatives hedging foreign bonds due to the strengthening of the U.S. dollar in comparison to foreign currencies, an increase in GMWB related derivatives due to the recapture of its indemnity reinsurance arrangement (see below), and the reinsurance of GMIB, which is driven by the favorable returns of the underlying funds supporting the variable annuity product sold in Japan. These market value increases were partially offset by a decline in market value of yen fixed annuity hedging instruments due to the strengthening of the U.S. dollar against the yen.

For the year ended December 31, 2003, the after-tax net gains and losses representing the total ineffectiveness on all fair-value, cash-flow and net investment hedges were less than $1.

During September 2005, the Company and its subsidiary HLAI, recaptured its indemnity reinsurance arrangement, associated with the GMWB variable annuity rider, from HLA. The purchased derivatives that were used to economically hedge the contracts, previously held by HLA, were transferred to the Company and HLAI as part of the recapture. The notional and fair value of the transferred derivative contracts as of September 30, 2005, was $4.6 billion and $170, respectively. The derivative contracts consist of interest rate futures, S&P 500 and NASDAQ index futures contracts and put and call options as well as interest rate swap contracts. The loss on the derivative contracts from the recapture date to September 30, 2005, was $8, after-tax. Net realized capital gains and losses included the change in market value of both the embedded derivative related to the GMWB liability and the related derivative contracts that were purchased as economic hedges. For the year ended December 31, 2005, net loss associated with the GMWB derivatives (embedded derivative reinsurance contracts and hedging instruments) was $36, after-tax. For a further discussion of the recaptured indemnity reinsurance arrangement, see Note 15.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. The GMIB reinsurance agreement is accounted for as a derivative in accordance with SFAS No. 133. Accordingly, the GMIB reinsurance agreement is recorded on the balance sheet at fair value with changes in value reported in net realized capital gains and losses. As of December 31, 2005, the notional and fair value of the GMIB reinsurance agreement was $16.8 billion and $72, respectively. The change in value of the GMIB reinsurance agreement for the year ended December 31, 2005, was a gain of $73, after-tax. For a further discussion of the reinsurance agreement, see Note 15.

The yen denominated fixed annuity product ("yen fixed annuities") assumed from HLIKK is recorded in the consolidated balance sheets in other policyholder funds and benefits payable in U.S. dollars based upon the December 31, 2005 yen to U.S. dollar spot rate. During 2004 and the first six months of 2005, the Company managed the yen currency risk associated with the yen fixed annuities with pay fixed U.S. dollar receive fixed yen, zero coupon currency swaps ("fixed currency swaps"). In order to mitigate the U.S. interest rate exposure, the fixed currency swaps, with a notional value of $1.2 billion, were closed or restructured in June 2005. The Company then entered into pay variable U.S. dollar receive fixed yen, zero coupon currency swaps ("currency swaps") associated with the yen fixed annuities. As of December 31, 2005, the notional value and fair value of the currency swaps were $1.7 billion and $(179), respectively.

Although economically an effective hedge, a divergence between the yen denominated fixed annuity product liability and the currency swaps exists primarily due to the difference in the basis of accounting between the liability and the derivative instruments (i.e. historical cost versus fair value). The yen denominated fixed annuity product liabilities are recorded on a historical cost basis and are only adjusted for changes in foreign spot rates and accrued income. The currency swaps are recorded at fair value incorporating changes in value due to changes in foreign exchange rates, Japanese and U.S. interest rates and accrued income. An after-tax net loss of $23 and a net gain of $2 for the years ended December 31, 2005 and 2004, respectively, which includes the changes in value of the currency swaps, fixed currency swaps and the yen fixed annuity contract remeasurement, was recorded in net realized capital gains and losses.

As of December 31, 2005 and 2004, the after-tax deferred net gains on derivative instruments accumulated in AOCI that are expected to be reclassified to earnings during the next twelve months are $(1) and $6, respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate debt) is twenty-four months. For the years ended December 31, 2005, 2004 and 2003, the Company had less than $1 of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to the forecasted transactions that were no longer probable of occurring.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in a securities lending program to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2005 and 2004, the fair value of the loaned securities was approximately $745 and $1.0 billion, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company retains a portion of the income earned from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $1 for the years ended December 31, 2005 and 2004, which was included in net investment income.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, collateral pledged of $257 and $276, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities associated with the lending program and the collateral pledged at December 31, 2005 and 2004, were as follows:

                                         2005        2004
                                       ---------------------
LOANED SECURITIES AND COLLATERAL
   PLEDGED
ABS                                    $     13    $     24
CMBS                                        146         158
Corporate                                   599         681
MBS                                         125          --
Government/Government Agencies
   Foreign                                   26          16
   United States                             93         404
                                       ---------------------
                            TOTAL      $  1,002    $  1,283
                                       ---------------------


As of December 31, 2005 and 2004, the Company had accepted collateral relating to the securities lending program and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $873 and $1.0 billion, respectively. At December 31, 2005 and 2004, cash collateral of $785 and

$1.0 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2005 and 2004. As of December 31, 2005 and 2004, all collateral accepted was held in separate custodial accounts.

As discussed in the Variable Interest Entities section above, the Company manages and invests in certain synthetic CLOs. Also, for certain of these synthetic CLOs, the Company is the primary beneficiary and must consolidate the CLOs. These CLOs have entered into various collateral arrangements with third party swap counterparties. For further discussion, see the Variable Interest Entities section above.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2005 and 2004, the fair value of securities on deposit was approximately $22 and $24, respectively.

NOTE 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management.

For mortgage loans, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models, quotations furnished by dealers in such instrument or market quotations. Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2005 and 2004 were as follows:

                                                                                 2005                      2004
                                                                        --------------------------------------------------
                                                                         Carrying       Fair       Carrying        Fair
                                                                          Amount       Value        Amount        Value
                                                                        --------------------------------------------------
ASSETS
   Fixed maturities                                                      $ 43,242     $ 43,242     $ 42,691      $ 42,691
   Equity securities                                                          311          311          180           180
   Policy loans                                                             1,971        1,971        2,617         2,617
   Mortgage loans on real estate                                            1,355        1,348          794           806
   Other investments                                                          579          579          289           289
LIABILITIES
   Other policyholder funds [1]                                          $ 11,686     $ 11,273     $  9,244      $  9,075
                                                                         -------------------------------------------------


[1] Excludes universal life type insurance contracts, including corporate owned life insurance.

NOTE 6. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2005, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2005, the Company's current policy for the largest amount of life insurance retained on any one life by any one of the life operations was approximately $5.0, which increased from $2.9 million as of December 31, 2004. In addition, the Company reinsures the majority of the minimum death benefit guarantees as well as the guaranteed withdrawal benefits offered in connection with its variable annuity contracts. Substantially all contracts issued between July 7, 2003 through September 2005 with the GMWB are covered by a reinsurance arrangement with a related party. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA.

Insurance fees, earned premiums and other were comprised of the following:

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
Gross fee income, earned premiums and other                                              $ 4,019     $ 3,834     $ 3,780
Reinsurance assumed                                                                           39          49          43
Reinsurance ceded                                                                           (798)       (807)       (720)
                                                                                         --------------------------------
                                          NET FEE INCOME, EARNED PREMIUMS AND OTHER      $ 3,260     $ 3,076     $ 3,103
                                                                                         --------------------------------


The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

The Company also purchases reinsurance covering the death benefit guarantees on a portion of its variable annuity business. On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between subsidiaries of the Company and one of their primary reinsurers relating to policies with death benefits written from 1994 to 1999.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $378, $426, and $550 for the years ended December 31, 2005, 2004 and 2003, respectively. The Company also assumes reinsurance from other insurers.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured, net of a valuation allowance, if necessary. The amounts recoverable from reinsurers are estimated based on assumptions that are consistent with those used in establishing the reserves related to the underlying reinsured contracts. Management believes the recoverables are appropriately established; however, in the event that future circumstances and information require the Company to change its estimates of needed loss reserves, the amount of reinsurance recoverables may also require adjustments.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $130, 133 and $78 in 2005, 2004 and 2003, respectively, and accident and health premium of $221, $230, and $305, respectively, to HLA.

NOTE 7. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                                                                          2005        2004        2003
                                                                                         --------------------------------
BALANCE, JANUARY 1                                                                       $ 6,453     $ 6,088     $ 5,479
Capitalization                                                                             1,226       1,375       1,319
Amortization -- Deferred policy acquisitions costs and present value of future
   profits                                                                                  (945)       (825)       (646)
Adjustments to unrealized gains and losses on securities available-for-sale and
   other                                                                                     367         (80)        (64)
Cumulative effect of accounting changes (SOP03-1)                                             --        (105)         --
                                                                                         --------------------------------
BALANCE, DECEMBER 31                                                                     $ 7,101     $ 6,453     $ 6,088
                                                                                         --------------------------------

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

For the year ended December 31,
------------------------------------------------------------
2006                                                   $ 29
2007                                                   $ 29
2008                                                   $ 26
2009                                                   $ 24
2010                                                   $ 22
------------------------------------------------------------


NOTE 8. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2005 and December 31, 2004, the carrying amount of goodwill for the Company's Retail Products segment was $85 and $119 and the Company's Individual Life segment was $101 and $67, respectively. During 2005, the Company reallocated goodwill between segments to align the acquired business with the appropriate reporting segment.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2005 and 2004. The goodwill impairment analysis included Life's new operating segments.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 7.

NOTE 9. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Hartford records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The Company had recorded certain market value adjusted ("MVA") fixed annuity products and modified guarantee life insurance (primarily the Company's Compound Rate Contract ("CRC") and associated assets) as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature in this product, all of the investment performance of the separate account assets is not being passed to the contract holder. Therefore, it does not meet the conditions for separate account reporting under SOP 03-1. Separate account assets and liabilities related to CRC of $11.7 billion were reclassified to, and revalued in, the general account upon adoption of SOP 03-1 on January 1, 2004.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death and income benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross GMDB liability balance sold with annuity products were as follows:

                                                 GMDB [1]
                                                ------------
LIABILITY BALANCE AS OF JANUARY 1, 2005            $  174
Incurred                                              123
Paid                                                 (139)
                                                   -------
LIABILITY BALANCE AS OF DECEMBER 31, 2005          $  158
                                                   -------


[1] The reinsurance recoverable asset related to the GMDB was $64 as of January
    1, 2005 and $40 as of December 31, 2005.

                                                 GMDB [1]
                                                ------------
LIABILITY BALANCE UPON ADOPTION -- AS OF
   JANUARY 1, 2004                                 $  217
Incurred                                              123
Paid                                                 (166)
                                                   -------
LIABILITY BALANCE AS OF DECEMBER 31, 2004          $  174
                                                   -------


[1] The reinsurance recoverable asset related to the GMDB was $108 upon adoption of SOP 03-1 and $64 as of December 31, 2004.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses in the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liabilities as of December 31, 2005 and 2004:

- 1,000 stochastically generated investment performance scenarios for 2005 and 2004 issue years; 250 stochastically generated investment performance scenarios for issue year 2003 and prior.

- Separate account returns representing the Company's long-term assumptions, varied by asset class with a low of 3% for cash, a high of 9.5% and 11% for aggressive equities, and a weighted average of 7.8% and 9% for December 31, 2005 and 2004, respectively.

- Volatilities also varied by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%

- 80% of the 1983 GAM mortality table was used for mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

- Discount rate of 5.6% for 2005 issue year, 7% for issue years 2004 and 2003 and 7.5% for issue year 2002 and prior

The following table provides details concerning GMDB exposure:

BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2005

                                                                                       Retained        Weighted Average
                                                       Account       Net Amount       Net Amount         Attained Age
Maximum anniversary value (MAV) [1]                     Value          at Risk          at Risk          of Annuitant
                                                      --------------------------------------------------------------------
MAV only                                              $   57,445       $  5,040         $    507               64
With 5% rollup [2]                                         4,032            497               91               63
With Earnings Protection Benefit Rider (EPB) [3]           5,358            313               57               60
With 5% rollup & EPB                                       1,445            132               24               62
                                                      --------------------------------------------------------------------
Total MAV                                                 68,280          5,982              679
Asset Protection Benefit (APB) [4]                        26,880             25               13               61
Lifetime Income Benefit (LIB) [5]                            251             --               --               59
Reset [6] (5-7 years)                                      7,419            435              435               65
Return of Premium [7] /Other                               9,235             37               35               49
                                                      --------------------------------------------------------------------
                                           TOTAL      $  112,065       $  6,479         $  1,162               62
                                                      --------------------------------------------------------------------


[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2] Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3] EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4] APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5] LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7] Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has recently added a feature, available to new contract holders, that allows the policyholder the option to receive the guaranteed annual withdrawal amount for as long as they are alive. In this new feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company entered into a reinsurance agreement with Hartford Life Insurance K.K., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, Hartford Life, K.K. agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by Hartford Life, K.K. on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by Hartford Life, K.K. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by Hartford Life, K.K. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to Hartford Life, K.K. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB reinsurance obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. During the fourth quarter of 2005, the Company reflected a newly reliable market input for volatility on Standard and Poor's (S&P) 500 index options in its valuation of the GMWB embedded derivative and related reinsurance as well as the GMIB reinsurance derivative. The impact of reflecting the newly reliable market input for the S&P 500 index volatility resulted in a decrease to the GMWB asset of $83 and had an insignificant impact on the GMIB reinsurance asset. The impact to net income, including other changes in assumptions, after DAC amortization and taxes, was a loss of $18.

As of December 31, 2005 and December 31, 2004, the embedded derivative asset recorded for GMWB, before reinsurance or hedging, was $8 and $129, respectively. During 2005, 2004 and 2003, the increase (decrease) in value of the GMWB, before reinsurance and hedging, reported in realized gains was $(64), $54 and $178, respectively. There were no payments made for the GMWB during 2005, 2004 or 2003.

Prior to September 2005, the risk of loss associated with GMWB was 100% reinsured to both external and related parties. During September 2005, the Company recaptured the reinsurance agreement with the related party. As of December 31, 2005 $26.4 billion, or 69% of account value representing substantially all of the contracts written after July 2003, with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established an alternative risk management strategy. As part of the recapture, the Company received derivative instruments used to hedge its unreinsured GMWB exposure including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. The GRB as of December 31, 2005 and 2004 was $31.8 billion and $25.4 billion, respectively

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, as of December 31, 2005, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                                 AS OF
                                              DECEMBER 31,
Asset type                                        2005
                                            -----------------
Equity securities (including mutual
   funds)                                     $    94,419
Cash and cash equivalents                           8,609
                                            -----------------
                                 TOTAL        $   103,028
                                            -----------------


As of December 31, 2005, approximately 16% of the equity securities above were invested in fixed income securities through these funds and approximately 84% were invested in equity securities.

The Individual Life segment sells universal life-type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes sufficient premium payments to meet the requirements of the guarantee. The cumulative effect on net income upon recording additional liabilities for universal life-type contracts and the related secondary guarantees, in accordance with SOP 03-1, was not material. As of December 31, 2005, the liability for secondary guarantees as well as the amounts incurred and paid during the year was immaterial.

NOTE 10. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. Through

December 31, 2003, the expense associated with offering certain of these bonuses was deferred and amortized over the contingent deferred sales charge period. Others were expensed as incurred. Effective January 1, 2004, upon the Company's adoption of SOP 03-1, the expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Also, effective January 1, 2004, amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract rather than over the contingent deferred sales charge period.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                             2005     2004
                                             ---------------
Balance, beginning of period                 $ 309   $  198
Sales inducements deferred                      85      141
Amortization charged to income                 (39)     (30)
                                             ---------------
BALANCE, END OF PERIOD                       $ 355   $  309
                                             ---------------


NOTE 11. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Hartford is involved in various legal actions arising in the ordinary course of business, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Since the filing of the NYAG Complaint, several private actions have been filed against The Hartford asserting claims arising from the allegations of the NYAG Complaint.

Two securities class actions, now consolidated, have been filed in the United States District Court for the District of Connecticut alleging claims against The Hartford and certain of its executive officers under Section 10(b) of the Securities Exchange Act and SEC Rule 10b-5. The consolidated amended complaint alleges on behalf of a putative class of shareholders that The Hartford and the four named individual defendants, as control persons of The Hartford, failed to disclose to the investing public that The Hartford's business and growth was predicated on the unlawful activity alleged in the NYAG Complaint. The class period alleged is August 6, 2003 through October 13, 2004, the day before the NYAG Complaint was filed. The complaint seeks damages and attorneys' fees. Defendants filed a motion to dismiss in June 2005, and the Court heard oral argument on December 22, 2005. The Hartford and the individual defendants dispute the allegations and intend to defend these actions vigorously.

Two corporate derivative actions, now consolidated, also have been filed in the same court. The consolidated amended complaint, brought by a shareholder on behalf of The Hartford against its directors and an executive officer, alleges that the defendants knew adverse non-public information about the activities alleged in the NYAG Complaint and concealed and misappropriated that information to make profitable stock trades, thereby breaching their fiduciary duties, abusing their control, committing gross mismanagement, wasting corporate assets, and unjustly enriching themselves. The complaint seeks damages, injunctive relief, disgorgement, and attorneys' fees. Defendants filed a motion to dismiss in May 2005, and the plaintiffs thereafter agreed to stay further proceedings pending resolution of the motion to dismiss the securities class action. All defendants dispute the allegations and intend to defend these actions vigorously.

Three consolidated putative class actions filed in the same court on behalf of participants in The Hartford's 401(k) plan, alleging that The Hartford and other plan fiduciaries breached their fiduciary duties to plan participants by, among other things, failing to inform them of the risk associated with investment in The Hartford's stock as a result of the activity alleged in the NYAG Complaint, have been voluntarily dismissed by the plaintiffs without payment.

The Hartford is also a defendant in a multidistrict litigation in federal district court in New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to alleged conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Hartford and various of its subsidiaries are named in both complaints. The actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits complaint, claims under ERISA arising from conduct similar to that alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. The Hartford also has been named in two similar actions filed in state courts, which the defendants have removed to federal court. Those actions currently are transferred to the court presiding over the multidistrict litigation. In addition, The Hartford was joined as a defendant in an action by the California Commissioner of Insurance alleging similar conduct by various insurers in connection with the sale of group benefits products. The Commissioner's action asserts claims under California insurance law and seeks injunctive relief only. The Hartford disputes the allegations in all of these actions and intends to defend the actions vigorously.

Additional complaints may be filed against The Hartford in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Hartford's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that The Hartford may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

REGULATORY DEVELOPMENTS

In June 2004, The Hartford received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, The Hartford has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, The Hartford has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Hartford may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. In addition, The Hartford has received a request for information from the New York Attorney General's Office concerning The Hartford's compensation arrangements in connection with the administration of workers compensation plans. The Hartford intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding broker compensation issues in its Group Benefits operations.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Although no regulatory action has been initiated against The Hartford in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on The Hartford.

On October 29, 2004, the New York Attorney General's Office informed The Hartford that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of The Hartford, of 217,074 shares of The Hartford's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Hartford has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, The Hartford has determined that Mr. Marra complied with The Hartford's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the SEC, subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these contract owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation. Pursuant to an agreement in principle reached in February 2005 with the Board of Directors of the mutual funds, The Hartford has indemnified the affected mutual funds for material harm deemed to have been caused to the funds by frequent trading by these owners for the period from January 2, 2004 through December 31, 2005. The Hartford does not expect to incur additional costs pursuant to this agreement in principle in light of the exchange or surrender of these variable annuity contracts.

The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

To date, none of the SEC's and New York Attorney General's market timing investigation, the SEC's directed brokerage investigation, or the New York Attorney General's and Connecticut Attorney General's single premium group annuity investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC, the New York Attorney General's Office, and the Connecticut Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC, the New York Attorney General's Office and the Connecticut Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. Hartford Life recorded a charge of $66, after-tax, to establish a reserve for the market timing and directed brokerage matters in the first quarter of 2005. Based on recent developments, Hartford Life recorded an additional charge of $36, after-tax, in the fourth quarter of 2005, of which $14, after tax, was attributed to the Company to increase the reserve for the market timing, directed brokerage and single premium group annuity matters. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that the Company may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 already attributed to the Company. However, the ultimate liability of the Company is not reasonably estimable at this time.

On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $35, $36, and $31 for the years ended December 31, 2005, 2004 and 2003, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense is recognized on a level basis for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to approximately $27, $15 and $12 for the years ended December 31, 2005, 2004 and 2003, respectively.

Future minimum rental commitments on all operating leases are as follows:

2006                                                 $   33
2007                                                     31
2008                                                     26
2009                                                     23
2010                                                     21
Thereafter                                                8
------------------------------------------------------------
TOTAL                                                $  142
------------------------------------------------------------


TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and is in the examination phase. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years. During 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as all other tax years prior to 2004. The benefit related primarily to the separate account DRD and interest.

The separate account DRD is estimated for the current year using information from the most recent year-end, adjusted for projected equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on known actual mutual fund distributions and fee income from The Hartford's variable insurance products. The actual current year DRD can vary from the estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, appropriate levels of taxable income as well as the utilization of capital loss carry forwards at the mutual fund level.

UNFUNDED COMMITMENTS

At December 31, 2005, the Company has outstanding commitments totaling $477, of which $243 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining $234 of outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's insurance subsidiaries' premium taxes. There were $3.3, $2.9 and $0 in guaranty fund assessment payments (net of refunds) in 2005, 2004 and 2003, respectively.

The Hartford accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2005 and 2004, the liability balance was $15 and $22, respectively. As of December 31, 2005 and 2004, included in other assets was $13 and $11, respectively, of related assets for premium tax offsets.

NOTE 12. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                ----------------------------
                                 2005      2004       2003
                                ----------------------------
Current                         $   71     $ (34)    $   13
Deferred                           136        63        155
                                ----------------------------
        INCOME TAX EXPENSE      $  207     $  29     $  168
                                ----------------------------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               ----------------------------
                                2005      2004       2003
                               ----------------------------
Tax provision at the
   U.S. federal
   statutory rate              $  391    $  354     $  278
Dividends received
   deduction                     (184)     (132)      (108)
IRS audit settlement               --      (191)        --
Foreign related
   investments                     (2)       (2)        (4)
Other                               2        --          2
                               ----------------------------
                    TOTAL      $  207    $   29     $  168
                               ----------------------------


Deferred tax assets (liabilities) include the following as of December 31:

                                       2005         2004
                                     ----------------------
DEFERRED TAX ASSETS
Tax basis deferred policy
   acquisition costs and
   reserves                          $    581     $    607
NOL carryover                              13           --
Minimum tax credit                        191          126
Foreign tax credit carryovers              31            6
Other                                      30           36
                                     ----------------------
      TOTAL DEFERRED TAX ASSETS           846          775
DEFERRED TAX LIABILITIES
Financial statement deferred
   policy acquisition costs
   and reserves                          (977)        (677)
Net unrealized gains on
   securities                            (291)        (669)
Employee benefits                         (15)         (16)
Investment related items and
   other                                  (79)         (51)
                                     ----------------------
 TOTAL DEFERRED TAX LIABILITIES        (1,362)      (1,413)
                                     ----------------------
             TOTAL DEFERRED TAX
              ASSET/(LIABILITY)      $   (516)    $   (638)
                                     ----------------------


The Company had a current tax receivable of $199 and $121 as of December 31, 2005 and 2004, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance sheet in this account, which for tax return purposes was $88 as of December 31, 2005. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company anticipates, based on currently available information, that it will distribute the entire balance in the account, thereby permanently eliminating the potential tax of $31.

NOTE 13. STATUTORY RESULTS

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                             -------------------------------
                              2005       2004        2003
                             -------------------------------
Statutory net income         $   185    $   536     $   801
                             -------------------------------
Statutory capital and
   surplus                   $ 3,034    $ 3,191     $ 3,115
                             -------------------------------


A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2005, the maximum amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 2006, without prior approval, is $303.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $21, $20 and $19 in 2005, 2004 and 2003, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to the Company for this plan was approximately $8, $8 and $6 for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTE 15. STOCK COMPENSATION PLANS

On May 18, 2005 at the The Hartford's Annual Meeting of Shareholders, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code, stock appreciation rights, performance shares, restricted stock, or restricted stock units, or any combination of the foregoing. The aggregate number of shares of stock, which may be awarded, is subject to a maximum limit of 7,000,000 shares applicable to all awards for the ten-year duration of the 2005 Stock Plan. To the extent that any awards under The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors are forfeited, terminated, expire unexercised or are settled for cash in lieu of stock, the shares subject to such awards (or the relevant portion thereof) shall be available for awards under the 2005 Stock Plan and shall be added to the total number of shares available under the 2005 Stock Plan.

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of the The Hartford's common stock on the date of grant, and an option's maximum term is ten years and two days. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable upon the attainment of specified market price appreciation of the The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2005, The Hartford had not issued any incentive stock options under any plans.

Performance awards of common stock granted under the 2005 Stock Plan become payable upon the attainment of specific performance goals achieved over a period of not less than one nor more than five years, and the restricted stock granted is subject to a restriction period. On a cumulative basis, no more than 20% of the aggregate number of shares which may be awarded under the 2005 Stock Plan are available for performance shares, restricted stock awards, or restricted stock unit awards. Also, the maximum award of performance shares, restricted stock awards, or restricted stock unit awards for any individual employee in any year is 200,000 shares or units. In 2005, the The Hartford granted 704,738 shares of common stock with a weighted average price of $71.62 related to performance shares, restricted stock awards, and restricted stock unit awards. In 2004 and 2003, the The Hartford granted shares of common stock of 315,452 and 333,712 with weighted average prices of $64.93 and $38.13, respectively, related to performance share and restricted stock awards.

In 1996, the The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of the Company at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. The Hartford may sell up to 5,400,000 shares of stock to eligible employees under the ESPP. In 2005, 2004 and 2003, 328,276, 345,262 and 443,467 shares were sold, respectively. The per share weighted average fair value of the discount under the ESPP was $10.77, $9.31, and $11.96 in 2005, 2004 and 2003,
respectively. Additionally, during 1997, The Hartford established employee stock purchase plans for certain employees of The Hartford's international subsidiaries. Under these plans, participants may purchase common stock of The Hartford at a fixed price at the end of a three-year period. The activity under these programs is not material.

NOTE 16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

In connection with a comprehensive evaluation of various capital maintenance and allocation strategies by The

Hartford, an intercompany asset sale transaction was completed in April 2003. The transaction resulted in certain of The Hartford's Property & Casualty subsidiaries selling ownership interests in certain high quality fixed maturity securities to the Company for cash equal to the fair value of the securities as of the effective date of the sale. For the Property and Casualty subsidiaries, the transaction monetized the embedded gain in certain securities on a tax deferred basis to The Hartford because no capital gains tax will be paid until the securities are sold to unaffiliated third parties. The transfer re-deployed to the Company desirable investments without incurring substantial transaction costs that would have been payable in a comparable open market transaction. The fair value of securities transferred was $1.7 billion.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI automatically ceded 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 through September 2005 that were otherwise not reinsured. The Company and HLAI, in total, ceded approximately $120 of premiums to HLA during this period. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA. The Company and HLAI, combined, paid cash of $63, received hedging assets with a fair value of $182 and extinguishment of a reinsurance recoverable liability of $36, resulting in a capital contribution of $155.

During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2005, $1,463 of the account value had been assumed by the Company.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by HLIKK. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by HLIKK. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to HLIKK. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

While the form of the agreement between HLAI and HLIKK. is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the agreement is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in earnings. The methodology for calculating the value of the reinsurance derivative is consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese Yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to earnings.

As of August 31, 2005, the effective date of the agreement, the reinsurance derivative liability recorded by the Company was $15. As described above, in connection with accepting the reinsurance derivative, the Company received $25 in cash. The difference between the fair value of the reinsurance derivative and the cash received was recorded as an in substance capital contribution of $10 from a related party. Subsequent cohorts, as ceded, representing new business written with the GMIB rider, will be recorded in a manner similar to the in-force block. The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2005, the fair value of the reinsurance derivative was an asset of $72. During the year ended, December 31, 2005, the Company recorded a net capital contribution of $2 and a pre-tax realized gain of $113, representing the change in fair value of the reinsurance derivative.

NOTE 17. QUARTERLY RESULTS FOR 2005 AND 2004 (UNAUDITED)

                                                                          Three Months Ended
                                             -----------------------------------------------------------------------------
                                                 March 31,           June 30,         September 30,       December 31,
                                             -----------------------------------------------------------------------------
                                              2005      2004      2005     2004      2005      2004      2005      2004
                                             -----------------------------------------------------------------------------
Revenues                                     $ 1,440   $ 1,399   $1,400   $ 1,346   $ 1,521   $ 1,456   $ 1,543   $ 1,485
Benefits, claims and expenses                  1,118     1,116    1,172     1,091     1,210     1,202     1,275     1,243
Net income [1]                                   241       181      180       180       247       395       248       209
                                             -----------------------------------------------------------------------------


[1] Included in the quarter ended September 30, 2004 is a $191 tax benefit which relates to agreement with IRS on the resolution of matters pertaining to tax years prior to 2004.